UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices)      (Zip code)
Marie Chandoha
Schwab Investments
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated August 31, 2013, enclosed.

Schwab Tax-Free Bond Funds

Schwab Tax-Free
Bond Fundtm

Schwab California
Tax-Free Bond Fundtm

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Schwab Tax-Free Bond Funds

Annual Report
August 31, 2013

Schwab Tax-Free
Bond Fundtm

Schwab California
Tax-Free Bond Fundtm

Two smart, cost-effective ways investors can use
bonds in an asset allocation strategy.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended August 31, 2013

Schwab Tax-Free Bond Fundtm (Ticker Symbol: SWNTX)	-2.65%

Barclays 7-Year Municipal Bond Index	-1.76%
Fund Category: Morningstar Municipal National Intermediate Bond	-3.16%

Performance Details	pages 8-9

Schwab California Tax-Free Bond Fundtm (Ticker Symbol: SWCAX)	-2.49%

Barclays 7-Year Municipal Bond Index	-1.76%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	-2.59%

Performance Details	pages 10-11

Minimum Initial Investment[1]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Tax-Free Bond Funds 3

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Tax-Free Bond Funds. These funds seek current income exempt from federal income tax, including the Alternative Minimum Tax.

For the 12 months ended August 31, 2013, the funds underperformed the -1.8% return of the Barclays 7-Year Municipal Bond Index, as municipal bonds generated lackluster results. The backdrop for these performances included policies by the Federal Reserve intended to maintain a low interest rate environment and stimulate U.S. economic growth. However, with the housing market and other segments of the economy generally improving, the Fed revealed in May that it was starting to consider “tapering” some of its stimulative policies, and municipal bond yields rose in response. In addition, in July, Detroit became the largest municipality ever to file for bankruptcy, although the announcement seemed to have a relatively limited impact on the municipal bond market. During the period, we continued to avoid Detroit municipal securities for the Schwab Tax-Free Bond Fund.

Amid this backdrop, the losses generated by municipal bonds from California and across the U.S. finished roughly in the middle of the pack compared with other fixed income sectors. Short-term and high-quality municipal bonds generally outperformed other types of municipal securities, and in some instances provided narrowly positive returns.

 Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

4 Schwab Tax-Free Bond Funds

From the President continued

For the 12 months ended August 31, 2013, the funds underperformed the -1.8% return of the Barclays 7-Year Municipal Bond Index, as municipal bonds generated lackluster results.

For more information about the Schwab Tax-Free Bond Funds, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about the funds by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

Schwab Tax-Free Bond Funds 5

Fund Management

Kenneth Salinger, CFA, Managing Director and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax-free bond funds and municipal money market funds. He also has overall responsibility for all aspects of the management of each of the tax-free bond funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

John Shelton, CFA, Portfolio Manager, is responsible for the day-to-day co-management of each of the funds. Prior to joining CSIM in 2000, Mr. Shelton worked as a client-services representative in Schwab’s Atlanta office for more than a year.

6 Schwab Tax-Free Bond Funds

California State Investment Environment

California’s financial position is improving with the moderate economic recovery and additional revenues from a voter-approved tax increase in November 2012.

California is expected to report that it ended fiscal 2013 (7/1/12-6/30/13) with a general fund balance of $254 million, which represents about 0.3% of spending. The fiscal 2013 budget closed a $15.7 billion projected gap with $6 billion of new tax revenues that were later approved by California voters in November 2012, $8.1 billion of spending cuts and $2.5 billion of other solutions. State cash receipts through June 2013 were about $2.1 billion, or 2.1%, ahead of projections, led by personal income taxes and corporation taxes. While the timing of these receipts has likely been influenced by recent state and federal tax law changes, the growth also reflects the state’s accelerating economic recovery.

The fiscal 2014 budget was signed by Governor Jerry Brown on June 27, 2013. The general fund spending plan totals $96.3 billion, up from $95.7 billion in fiscal 2013 and is the first financial plan forecast to be structurally balanced since fiscal 2008. The state projects ending fiscal 2014 with a $1.1 billion general fund reserve, or 1.1% of annual spending. The improved budgetary outlook is largely the result of the temporary increase in personal income taxes and sales taxes, which are projected to yield $6.2 billion in additional general fund revenues in fiscal 2014. The state’s school districts, which rely on state funds for nearly 60% of their operating revenues, will benefit the most from this new budget as it dedicates $2.1 billion of additional appropriations through a new funding formula and funds over $1.8 billion of delayed payments.

As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. Though the current outlook for state funding is brighter, California’s recent budget cuts have had varying impacts on the credit quality of these issuers. Although California school districts and community college districts receive over 50% of their total funding from the state, their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. While many local property tax bases are beginning to stabilize or grow, the areas that experienced the most development just prior to the recession have not yet returned to pre-recession levels. Counties are also beginning to see some tax base recovery, but have responded to recent state cuts in health and social service programs by passing the cuts on to their clients. Through the report period, Los Angeles, Riverside and San Mateo Counties have maintained their strong financial profiles, making their own budget reductions in response to state cuts and still weak local revenue growth.

The outlook for many of California’s cities is also improving, with moderate growth in sales and business taxes. However, they continue to face cost pressures especially in the areas of pensions and healthcare benefits. The cities of Stockton and San Bernardino remain in bankruptcy, and continue to work toward reorganization plans. Stockton and San Bernardino were both centers for the recent housing market boom and bust. During the report period, Fitch Ratings (Fitch) upgraded its rating on the City and County of San Francisco to AA while Standard & Poor’s Ratings Services (S&P) revised its rating outlook to stable from negative. Fitch downgraded the City of Pasadena’s rating to AA+ based on a weakened debt profile.

California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the Los Angeles Department of Water and Power, the Bay Area Toll Authority and St. Joseph Health System have been generally insulated from the state’s financial difficulties as they pay off their bonds with revenues received from the services they provide to customers.

California’s economy is now recovering from a deep recession at a moderate pace. The state gained 236,400 jobs from July 2012 to July 2013, a 1.6% increase, continuing on from the 295,700 jobs gained in calendar year 2012. California’s unemployment rate declined to 8.7% in July 2013, down from 10.6% in July 2012. That rate placed the state seventh highest in the country and still above the national average of 7.4%.

Despite its diversified economy and high wealth indicators, California remains relatively weak compared to other states due primarily to its recent structural budget problems. At the end of the report period, the state’s general obligation ratings were A1 from Moody’s Investors Service, A from S&P, and A from Fitch. S&P and Fitch raised their ratings from A- in January and August 2013, respectively.

Schwab Tax-Free Bond Funds 7

Schwab Tax-Free Bond Fund™

The Schwab Tax-Free Bond Fund (the fund) seeks high current income exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis) or the unrated equivalent as determined by the investment adviser.

The fund returned –2.65% for the 12-month period ended August 31, 2013, underperforming the Barclays 7-Year Municipal Bond Index (the fund’s comparative index), which returned –1.76%.

Market Highlights. Munis staged a reversal during the 12 months, ending the period with yields significantly higher—and returns significantly lower—than those generally experienced over the last three years. Despite sometimes-mixed signals and stagnant jobs growth, the U.S. economy appeared to be growing at a modest pace, leading Federal Reserve (Fed) Chairman Ben Bernanke in May to signal that the Fed may begin tapering its monthly bond purchases that had been employed to help prop up U.S. economic prospects.

Beyond the U.S., the European Central Bank’s commitment to the euro zone’s banking system supported investors’ willingness to buy potentially higher-yielding securities. Shorter-term munis generally outperformed longer-term munis as bond yields rose, while higher-credit-quality munis generally held their values better than lower-credit-quality munis.

During the first half of the 12 months, the nationwide supply of new munis was largely consistent with its three-year average, but toward the end of the period supply fell due to waning demand from investors—particularly during the last three months of the period.

Positioning and Strategies. The fund is generally managed to maintain a sensitivity to interest rates within a conservative range in an effort to limit unexpected performance swings. Although that range is conservative relative to the fund’s peers, the fund typically maintains a higher sensitivity to interest rates than the comparative index. During the period, strategic adjustments were made within this range as attractive opportunities arose. For example, in June 2013, the fund’s interest-rate sensitivity was reduced in response to declining demand for munis.

With regard to bond-maturity strategies, the fund continued to maintain a “barbell” relative to the comparative index. This positioning, in line with the fund’s peers, was accomplished by investing in short- and long-term munis relative to the comparative index, which is concentrated in intermediate-term munis. With the difference between the yields of short- and long-term munis rising appreciably over the 12 months, this positioning generally dampened the fund’s return and performance relative to the comparative index.

Credit quality in the fund remained high. However, in response to a widening difference between the yields of higher- and lower-quality securities, the fund’s exposure to muni bonds rated A was selectively increased in an effort to enhance the fund’s yield. These bonds were carefully screened with the help of the fund’s municipal credit research team, and the conservative adjustment to the fund’s overall credit quality was accomplished by reducing holdings of AA securities. In addition, the fund continued to avoid muni bonds issued by Detroit, which filed for bankruptcy in July.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

Fixed Rate Bonds	89.8%
Floating Rate Notes	3.4%
Put Bonds	2.6%
Variable Rate Demand Obligations	2.4%
Refunded Bonds	1.8%

By Credit Quality[2]

AAA	13.4%
AA	45.8%
A	33.3%
BBB	7.2%
Unrated Securities	0.3%

Weighted Average Maturity[3]	6.5 Yrs
Weighted Average Duration[3]	5.5 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	See Glossary for definitions of maturity and duration.

8 Schwab Tax-Free Bond Funds

 Schwab Tax-Free Bond Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2003 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Tax-Free Bond Fundtm (9/11/92)	-2.65%	4.77%	4.21%
Barclays 7-Year Municipal Bond Index	-1.76%	4.86%	4.59%
Fund Category: Morningstar Municipal National Intermediate Bond	-3.16%	3.78%	3.57%

Fund Expense Ratios4: Net 0.49%; Gross 0.59%

 Yields

30-Day SEC Yield[1,3]	2.18%

30-Day SEC Yield-No Waiver[1,5]	2.09%

Taxable-Equivalent Yield[6]	3.35%

12-Month Distribution Yield[1,3]	3.83%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable-equivalent yield assumes a federal regular income tax rate of 35.00%. Your tax rate may be different.

Schwab Tax-Free Bond Funds 9

Schwab California Tax-Free Bond Fund™

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities from California issuers or the unrated equivalent as determined by the investment adviser.

The fund returned –2.49% for the 12-month period ended August 31, 2013, underperforming the Barclays Capital 7-Year Municipal Bond Index (the fund’s comparative index), which returned –1.76%.

Market Highlights. Munis staged a reversal during the 12 months, ending the period with yields significantly higher—and returns significantly lower—than those generally experienced over the last three years. Despite sometimes-mixed signals and stagnant jobs growth, the U.S. economy appeared to be growing at a modest pace, leading Federal Reserve (Fed) Chairman Ben Bernanke in May to signal that the Fed may begin tapering its monthly bond purchases that had been employed to help prop up U.S. economic prospects.

Longer-term munis generally underperformed shorter-term equivalents, while higher-credit-quality munis generally held their values better than lower-credit-quality munis. California munis outperformed national averages: the Barclays California Exempt Municipal Bond Index returned –3.03% for the 12 months, compared with the Barclays Municipal Bond Index, which includes munis from states across the U.S. and returned –3.70%. Despite the lack of demand in the muni bond market—nationwide as well as in California—demand for shorter maturities remained relatively strong, particularly in California.

Following some well-publicized California municipal bankruptcies during the previous 12-month reporting period (Mammoth Lakes, San Bernardino and Stockton), this reporting period has been free of such filings.

Positioning and Strategies. The fund is generally managed to maintain a sensitivity to interest rates within a conservative range in an effort to limit unexpected performance swings. Although that range is conservative relative to the fund’s peers, the fund typically maintains a higher sensitivity to interest rates than the comparative index. During the period, strategic adjustments were made within this range as attractive opportunities arose. For example, in June 2013, the fund’s interest-rate sensitivity was reduced in response to declining demand for munis.

With regard to bond-maturity strategies, the fund continued to maintain a “barbell” relative to the comparative index. This positioning, in line with the fund’s peers, was accomplished by investing in short- and long-term munis relative to the comparative index, which is concentrated in intermediate-term munis. With the difference between the yields of short- and long-term munis rising appreciably over the 12 months, this positioning generally dampened the fund’s return and performance relative to the comparative index.

Credit quality in the fund remained high. However, in response to the widening difference between the yields of high- and low-quality securities, the fund’s exposure to lower-rated investment-grade munis was increased. To accomplish this shift, the fund’s holdings of munis with AA ratings were reduced, and after a rigorous screening and review process, its exposure to munis with A ratings was increased. The result was that the fund’s overall credit quality was lower than that of the comparative index, although generally in line with the fund’s peers. The municipal credit research team also helped the fund avoid bonds from municipalities that faced challenging financial conditions.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

Fixed Rate Bonds	90.4%
Put Bonds	4.6%
Variable Rate Demand Obligations	2.1%
Floating Rate Notes	1.5%
Other	1.4%

By Credit Quality[2]

AAA	3.1%
AA	41.7%
A	45.4%
BBB	6.9%
BB	1.1%
Short-Term Ratings	0.7%
Unrated Securities	1.1%

Weighted Average Maturity[3]	5.9 Yrs
Weighted Average Duration[3]	5.4 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	See Glossary for definitions of maturity and duration.

10 Schwab Tax-Free Bond Funds

 Schwab California Tax-Free Bond Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2003 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab California Tax-Free Bond Fundtm (2/24/92)	-2.49%	3.91%	4.13%
Barclays 7-Year Municipal Bond Index	-1.76%	4.86%	4.59%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	-2.59%	3.66%	3.51%

Fund Expense Ratios4: Net 0.49%; Gross 0.59%

 Yields

30-Day SEC Yield[1,3]	2.20%

30-Day SEC Yield-No Waiver[1,5]	2.10%

Taxable-Equivalent Yield[6]	3.86%

12-Month Distribution Yield[1,3]	4.63%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable-equivalent yield assumes a federal regular income tax rate of 35.00% and effective California state personal income tax rate of 8.00%. Your tax rate may be different.

Schwab Tax-Free Bond Funds 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2013 and held through August 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/13	at 8/31/13	3/1/13–8/31/13

Schwab Tax-Free Bond Fundtm
Actual Return	0.49%	$1,000.00	$958.50	$2.42
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.74	$2.50

Schwab California Tax-Free Bond Fundtm
Actual Return	0.49%	$1,000.00	$960.70	$2.42
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.74	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

12 Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.10	11.62	11.72	11.12	10.80

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.30	0.31	0.31	0.39
Net realized and unrealized gains (losses)	(0.58)	0.54	0.06	0.72	0.32

Total from investment operations	(0.31)	0.84	0.37	1.03	0.71
Less distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.31)	(0.31)	(0.39)
Distributions from net realized gains	(0.16)	(0.06)	(0.16)	(0.12)	—

Total distributions	(0.43)	(0.36)	(0.47)	(0.43)	(0.39)

Net asset value at end of period	11.36	12.10	11.62	11.72	11.12

Total return (%)	(2.65)	7.34	3.34	9.43	6.80

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.49	0.49	0.49
Gross operating expenses	0.56	0.59	0.61	0.63	0.66
Net investment income (loss)	2.27	2.51	2.74	2.71	3.60
Portfolio turnover rate	110	102	128	122	211
Net assets, end of period ($ x 1,000,000)	602	684	484	446	251

See financial notes 13

 Schwab Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

92.4%	Fixed-Rate Obligations	553,255,197	556,132,832
6.8%	Variable-Rate Obligations	41,115,000	41,159,507

99.2%	Total Investments	594,370,197	597,292,339
0.8%	Other Assets and Liabilities, Net		4,645,500

100.0%	Net Assets		601,937,839

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

Fixed-Rate Obligations 92.4% of net assets

ALABAMA 0.8%
Birmingham
GO Bonds Series 2013A	0.00%	03/01/43	(b)(g)	500,000	392,120
GO Refunding Warrants Series 2010A	5.00%	02/01/18	(f)	1,160,000	1,318,630
Huntsville
Water Revenue Warrant Series 2008	5.00%	11/01/15		250,000	272,560
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/19		1,340,000	1,481,759
RB (Noland Health Services) Series 2012A	5.00%	12/01/20		1,000,000	1,093,800

					4,558,869

ALASKA 0.6%
Alaska Housing Finance Corp
State Capital Project Bonds II Series 2012A	3.00%	06/01/16		2,080,000	2,200,224
State Capital Project Bonds II Series 2012A	5.00%	12/01/17		1,105,000	1,262,253

					3,462,477

ARIZONA 1.2%
Glendale IDA
RB (Midwestern Univ) Series 2010	5.00%	05/15/15		415,000	438,269
Maricopa Cnty UHSD No. 210 (Phoenix)
GO Bonds Series 2012A	4.00%	07/01/26	(b)	225,000	225,488
Payson USD No. 10
GO Bonds Series 2008B	5.75%	07/01/28	(b)(f)	1,375,000	1,511,744
Pima Cnty
COP Series 2013A	5.00%	12/01/17		550,000	626,087
COP Series 2013A	5.00%	12/01/18		400,000	456,824
COP Series 2013A	5.00%	12/01/19		500,000	567,445
GO Bonds Series 2012A	4.00%	07/01/22		525,000	552,500
Refunding COP Series 2013B	5.00%	12/01/16		625,000	701,912
Univ Medical Center Corp
Hospital RB Series 2009	5.00%	07/01/14		615,000	634,311
Hospital RB Series 2009	5.00%	07/01/15		170,000	178,952
Hospital RB Series 2009	5.50%	07/01/16		100,000	108,207
Hospital RB Series 2009	6.00%	07/01/18		300,000	338,676
Hospital RB Series 2009	5.75%	07/01/19		300,000	336,771
Yavapai Cnty IDA
Hospital Refunding RB (Northern Arizona Healthcare) Series 2011	3.00%	10/01/13		600,000	601,194

					7,278,380

14 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

ARKANSAS 1.0%
Cabot
Sales & Use Tax Refunding & Improvement Bonds Series 2013	2.55%	06/01/43	(b)	1,500,000	1,477,830
Fort Smith
Sales & Use Tax Refunding Bonds Series 2012	2.38%	05/01/27	(b)	640,000	642,214
Little Rock
Library Construction & Refunding Bonds Series 2012	3.10%	03/01/32	(b)	2,175,000	2,167,714
Springdale
Sales & Use Tax Refunding Bonds Series 2013	2.60%	07/01/27	(b)(e)	2,000,000	1,997,500

					6,285,258

CALIFORNIA 17.1%
Anaheim Public Financing Auth
Lease Refunding RB Series 2008	5.00%	08/01/17		955,000	1,080,936
California
GO Bonds	4.00%	09/01/16		430,000	470,024
GO Bonds	5.00%	11/01/32	(b)(f)	1,240,000	1,265,544
GO Bonds	5.00%	04/01/37	(b)	2,850,000	2,845,981
GO Bonds	5.00%	04/01/38	(b)	500,000	497,180
California Dept of Water Resources
Power Supply RB Series 2005G4	5.00%	05/01/16	(f)	750,000	835,748
California Educational Facilities Auth
RB (Univ of San Francisco) Series 2011	5.00%	10/01/21		750,000	836,873
California Health Facilities Financing Auth
RB (Children’s Hospital Orange Cnty) Series 2009A	6.50%	11/01/38	(b)(f)	1,850,000	2,059,475
RB (St. Joseph Health) Series 2013A	5.00%	07/01/24	(b)	1,000,000	1,074,620
RB (St. Joseph Health) Series 2013A	5.00%	07/01/25	(b)	1,000,000	1,060,480
Refunding RB (NCROC - Paradise Valley Estates) Series 2013	5.00%	01/01/19	(a)	1,000,000	1,111,180
Refunding RB (NCROC - Paradise Valley Estates) Series 2013	3.00%	01/01/21	(a)	1,250,000	1,192,850
Refunding RB (NCROC - Paradise Valley Estates) Series 2013	4.00%	01/01/22	(a)	1,075,000	1,092,480
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%	05/15/27	(b)(f)	2,005,000	2,088,127
RB (Sanford Consortium) Series 2010A	5.00%	05/15/28	(b)(f)	2,060,000	2,130,864
California Public Works Board
Lease RB Series 2012A	5.00%	04/01/24	(b)(f)	3,350,000	3,585,974
California Statewide Communities Development Auth
RB (St. Joseph Health) Series 2000	4.50%	07/01/18	(f)	1,605,000	1,677,000
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/26	(b)	1,575,000	1,577,362
East Bay Municipal Utility District
Water System Refunding RB Series 2013A	5.00%	06/01/18		770,000	893,200
Water System Refunding RB Series 2013A	5.00%	06/01/19		770,000	900,554
Emery USD
GO Bonds Series 2011A	6.50%	08/01/31	(b)	2,500,000	2,825,850
GO Bonds Series 2012D	0.00%	08/01/42	(b)(g)	3,500,000	599,200
Fresno Airport
Airport Refunding RB Series 2013A	5.00%	07/01/23		455,000	485,157
Airport Refunding RB Series 2013A	5.00%	07/01/30	(b)	540,000	514,323
Inglewood USD
GO Bonds Series A	5.25%	08/01/25	(b)	1,000,000	1,022,430
GO Bonds Series A	5.25%	08/01/27	(b)	1,250,000	1,246,275
Jefferson UHSD
GO Bonds Series 2006D	0.00%	08/01/37	(b)(g)	1,545,000	269,695
GO Bonds Series 2006D	0.00%	08/01/39	(b)(g)	3,750,000	551,438
Kern Cnty
Refunding COP 2011 Series A	5.00%	11/01/16		1,935,000	2,131,596
Los Angeles
Judgment Obligation Bonds Series 2010A	4.00%	06/01/19		3,745,000	4,058,082
Los Angeles Cnty
Refunding COP 2012	5.00%	03/01/23		1,500,000	1,643,520
Los Angeles Dept of Airports
Airport Sr RB Series 2012B	5.00%	05/15/25	(b)	1,400,000	1,532,006
Los Angeles Dept of Water & Power
Power System RB Series 2012C	5.00%	01/01/16	(b)	1,030,000	1,125,430

See financial notes 15

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Los Angeles Municipal Improvement Corp
Lease RB Series 2009A	5.00%	04/01/17		1,075,000	1,191,906
Lease RB Series 2009C	4.00%	09/01/16		1,050,000	1,126,440
Lease RB Series 2009C	4.00%	09/01/17		100,000	108,150
Lease RB Series 2009C	4.50%	09/01/19		950,000	1,040,668
Lease RB Series 2009E	5.13%	09/01/27	(b)	1,090,000	1,169,123
Los Angeles USD
Refunding COP Series 2012A	5.00%	10/01/22		3,030,000	3,311,608
Refunding COP Series 2012B	5.00%	10/01/30	(b)	100,000	99,769
Refunding COP Series 2012B	5.00%	10/01/31	(b)	950,000	938,828
Midpeninsula Regional Open Space District
RB Series 2011	6.00%	09/01/41	(b)	2,000,000	2,154,940
Palo Alto
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/19		480,000	499,190
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/21		400,000	398,916
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22	(b)	360,000	398,300
Redwood City Public Financing Auth
Water Refunding RB Series 2013	5.00%	02/01/30	(b)	1,000,000	1,038,740
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2010A	5.00%	06/01/32	(b)	3,530,000	3,629,299
Sacramento City Financing Auth
Lease Refunding RB Series 2013A	4.00%	05/01/17		2,000,000	2,167,520
Lease Refunding RB Series 2013A	5.00%	05/01/17		1,750,000	1,958,425
Sacramento City USD
GO Bonds Series 2013A	4.00%	08/01/21		255,000	263,020
GO Bonds Series 2013A	4.00%	08/01/23		440,000	442,134
GO Bonds Series 2013A	5.25%	08/01/29	(b)	500,000	515,165
GO Bonds Series 2013A	5.25%	08/01/33	(b)	335,000	334,163
GO Bonds Series 2013A	5.00%	07/01/38	(b)	365,000	334,435
Sacramento Municipal Utility District
Electric Refunding RB Series 2013A	5.00%	08/15/41	(b)	5,000,000	5,003,750
San Bernardino City USD
GO Refunding Bonds Series 2013A	5.00%	08/01/17		1,600,000	1,799,968
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	3.88%	03/01/18		2,165,000	2,321,118
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31	(g)	2,000,000	719,420
GO Bonds Series 2010C	0.00%	07/01/32	(g)	1,500,000	502,080
GO Bonds Series 2010C	0.00%	07/01/33	(g)	1,000,000	313,390
GO Bonds Series 2010C	0.00%	07/01/34	(g)	1,750,000	513,100
GO Bonds Series 2010C	0.00%	07/01/35	(g)	1,300,000	356,317
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	3.00%	09/01/15		1,730,000	1,816,898
GO Refunding Bonds Series 2012	4.00%	09/01/18		1,885,000	2,080,135
GO Refunding Bonds Series 2012	5.00%	09/01/20		2,195,000	2,529,672
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/31	(b)	2,440,000	2,499,585
Soquel Creek Water District
2013 COP	5.00%	03/01/43	(b)	3,065,000	2,973,050
South Orange Cnty Public Financing Auth
Facility Lease Refunding RB Series 2012	5.00%	06/01/19		1,050,000	1,196,716
Tiburon/Belvedere Wastewater Financing Auth
RB (Marin Cnty Sanitary District No. 5) Series 2012	3.00%	10/01/21		490,000	493,146
Turlock Irrigation District
Sub Refunding RB Series 2011	5.00%	01/01/31	(b)	2,155,000	2,156,164
Univ of Illinois
Auxiliary Facilities System Refunding RB Series 2013A	4.00%	04/01/32	(b)	4,750,000	4,128,415
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19		1,165,000	1,323,801
Woodland Finance Auth
Water RB Series 2011	6.00%	03/01/41	(b)	1,000,000	1,074,740

					103,203,658

16 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

COLORADO 1.3%
Aspen Valley Hospital District
Refunding RB Series 2012	5.00%	10/15/30	(b)	750,000	748,253
Refunding RB Series 2012	5.00%	10/15/33	(b)	500,000	492,495
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2008D1	5.00%	10/01/14	(f)	550,000	576,554
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/18	(f)	1,630,000	1,731,239
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/19	(f)	1,735,000	1,842,969
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21		1,900,000	1,977,824
Univ of Colorado Hospital Auth
RB Series 2012A	4.00%	11/15/14		250,000	259,825
RB Series 2012A	5.00%	11/15/16		440,000	489,746

					8,118,905

CONNECTICUT 1.6%
Danbury
GO Refunding Bonds Series 2012	4.00%	08/01/25	(b)	445,000	455,600
New Haven
GO Bonds Series 2011A	5.00%	03/01/15		1,260,000	1,333,723
Oxford
GO Refunding Bonds 2011	3.00%	08/01/16		120,000	126,926
GO Refunding Bonds 2011	4.00%	08/01/17		1,405,000	1,545,036
GO Refunding Bonds 2011	4.00%	08/01/18		1,575,000	1,742,438
GO Refunding Bonds 2011	4.00%	08/01/19		500,000	552,495
GO Refunding Bonds 2011	3.00%	08/01/21	(b)	130,000	131,759
GO Refunding Bonds 2011	3.13%	08/01/22	(b)	125,000	126,108
Stamford
Water Pollution Control System & Facility RB Series 2013A	6.00%	08/15/20		100,000	120,556
Water Pollution Control System & Facility RB Series 2013A	6.00%	08/15/21		125,000	150,840
Water Pollution Control System & Facility RB Series 2013A	6.00%	08/15/22		100,000	121,108
Water Pollution Control System & Facility RB Series 2013A	5.50%	08/15/23		100,000	117,684
Water Pollution Control System & Facility RB Series 2013A	5.00%	08/15/26	(b)	140,000	152,953
Water Pollution Control System & Facility RB Series 2013A	5.00%	08/15/29	(b)	200,000	212,726
Water Pollution Control System & Facility RB Series 2013A	5.00%	08/15/30	(b)	255,000	268,892
Water Pollution Control System & Facility RB Series 2013A	5.00%	08/15/32	(b)	300,000	312,399
Water Pollution Control System & Facility RB Series 2013A	5.50%	08/15/38	(b)	400,000	429,120
West Haven
GO Bonds 2012	5.00%	08/01/20		1,765,000	1,917,090

					9,817,453

DELAWARE 0.3%
Delaware State Housing Auth
Sr S/F Mortgage RB Series 2011A2	4.25%	07/01/29	(b)	1,610,000	1,689,985

DISTRICT OF COLUMBIA 0.4%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%	12/01/27	(b)(f)	300,000	328,827
Income Tax Secured Refunding RB Series 2010A	5.00%	12/01/30	(b)	1,210,000	1,272,025
Metropolitan Washington Airports Auth
Airport System RB Series 2009B	5.00%	10/01/18	(a)(f)	825,000	955,457

					2,556,309

FLORIDA 5.2%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands HealthCare) Series 2008D1	6.25%	12/01/18		500,000	580,315
Florida Higher Educational Facilities Financing Auth
Refunding RB (Univ Tampa) Series 2012A	5.00%	04/01/19		1,220,000	1,299,166
Refunding RB (Univ Tampa) Series 2012A	5.25%	04/01/42	(b)	400,000	379,596
Florida Ports Financing Commission
Refunding RB Series 2011A	5.00%	10/01/28	(b)	1,500,000	1,585,605

See financial notes 17

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health/Sunbelt) Series 2008A	6.10%	11/15/37	(b)(f)	1,000,000	1,010,300
Hillsborough Cnty School Board
Refunding COP Series 2010A	5.00%	07/01/24	(b)	3,900,000	4,159,428
JEA
Electric System RB Series Three 2010A	3.00%	10/01/13		295,000	295,620
Kissimmee Utility Auth
Electric System Sub Refunding RB Series 2003	5.25%	10/01/18		200,000	225,536
Lee Cnty
Non-Ad Valorem Refunding RB Series 2012	3.00%	10/01/14		355,000	364,787
Non-Ad Valorem Refunding RB Series 2012	4.00%	10/01/15		950,000	1,016,823
Miami-Dade Cnty
Aviation RB Series 2010A	5.00%	10/01/20		500,000	566,695
Aviation RB Series 2010A	5.50%	10/01/26	(b)	4,750,000	5,103,257
Miami-Dade Cnty Educational Facilities Auth
RB (Univ of Miami) Series 2008A	5.25%	04/01/16	(f)	1,100,000	1,208,086
Miami-Dade Cnty School Board
COP Series 2013A	5.00%	05/01/31	(b)	2,550,000	2,559,537
Orange Cnty Health Facilities Auth
RB (Nemours Foundation) Series 2009A	4.00%	01/01/14		405,000	409,621
RB (Nemours Foundation) Series 2009A	4.00%	01/01/15		440,000	459,668
RB (Nemours Foundation) Series 2009A	5.00%	01/01/18		300,000	335,100
RB (Nemours Foundation) Series 2009A	5.00%	01/01/19		545,000	605,593
Orlando Utilities Commission
Water & Electric RB Series 1996A	3.75%	10/01/23	(b)	1,900,000	1,904,883
Palm Beach Cnty Solid Waste Auth
RB Series 2009	5.25%	10/01/18	(a)	1,900,000	2,220,397
Pasco Cnty
Water & Sewer RB Series 2009A	5.00%	10/01/16		75,000	84,054
Port St. Lucie
Refunding COP Series 2008	5.00%	09/01/13	(b)	845,000	845,000
Tampa
Sales Tax Refunding RB Series 2010	4.00%	10/01/20		535,000	576,992
Sales Tax Refunding RB Series 2010	5.00%	10/01/21	(b)	390,000	443,087
Tampa Bay Water
Utility System Refunding RB Series 2011	5.00%	10/01/18		1,250,000	1,450,300
Tohopekaliga Water Auth
Utility System Refunding RB Series 2011A	5.75%	10/01/30	(b)	960,000	1,049,952
Utility System Refunding RB Series 2011A	5.75%	10/01/31	(b)	335,000	364,487

					31,103,885

GEORGIA 0.7%
Fulton Cnty Development Auth
RB (Georgia State Univ) Series 2011	5.00%	10/01/15		825,000	890,200
RB (Georgia State Univ) Series 2011	5.00%	10/01/17		185,000	210,878
RB (Tuff Morehouse) Series 2002A	5.50%	02/01/22	(b)(f)	2,130,000	2,135,261
Macon-Bibb Cnty Hospital Auth
Revenue Anticipation Certificates (Medical Center of Central Georgia) Series 2009	4.00%	08/01/19		250,000	266,782
Revenue Anticipation Certificates (Medical Center of Central Georgia) Series 2009	5.00%	08/01/21	(b)	95,000	103,280
Private Colleges & Universities Auth
RB (Mercer Univ) Series 2012C	5.00%	10/01/17		500,000	531,735

					4,138,136

GUAM 0.2%
Guam Int’l Airport Auth
General RB Series 2013B	3.00%	10/01/14	(e)	400,000	406,612
General RB Series 2013B	4.00%	10/01/15	(e)	420,000	438,358
General RB Series 2013B	5.00%	10/01/17	(e)	300,000	324,747
General RB Series 2013B	5.00%	10/01/18	(e)	100,000	107,684

					1,277,401

18 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

HAWAII 1.1%
Hawaii
GO Bonds Series 2004DD	5.00%	05/01/19	(b)(h)	2,275,000	2,345,434
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26	(b)	2,070,000	2,198,692
Honolulu
GO Bonds Series 2011A	5.25%	08/01/30	(b)	1,900,000	2,050,195

					6,594,321

IDAHO 1.2%
Boise ISD
GO Refunding Bonds Series 2012B	3.00%	08/01/17		1,820,000	1,936,717
Nampa SD No. 131
GO Refunding Bonds Series 2011B	3.50%	08/15/19	(a)(f)	1,915,000	2,048,571
GO Refunding Bonds Series 2011B	4.00%	08/15/21	(a)(f)	1,885,000	2,025,621
GO Refunding Bonds Series 2011B	4.00%	08/15/22	(a)(f)	1,000,000	1,060,980

					7,071,889

ILLINOIS 4.6%
Arlington Heights Park District
GO Refunding Bonds Series 2010B	2.00%	12/01/15		200,000	204,282
Chicago
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%	01/01/17	(f)	1,000,000	1,114,370
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%	01/01/18	(f)	1,200,000	1,355,232
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%	01/01/19	(f)	750,000	846,060
DuPage CCD No. 502
GO Community College Bonds Series 2013A	4.00%	06/01/19		1,550,000	1,703,125
Elk Grove Village
GO Bonds Series 2012	4.00%	01/01/25	(b)	1,385,000	1,407,603
Illinois
GO Bonds Series January 2012A	4.00%	01/01/21		1,575,000	1,555,250
GO Bonds Series March 2012	5.00%	03/01/20		1,000,000	1,073,190
GO Bonds Series March 2012	5.00%	03/01/21		2,400,000	2,523,840
GO Refunding Bonds Series February 2010	5.00%	01/01/18		2,375,000	2,598,369
GO Refunding Bonds Series June 2006	5.00%	01/01/19		1,220,000	1,334,753
GO Refunding Bonds Series May 2012	5.00%	08/01/18		3,000,000	3,293,250
Sales Tax Jr Obligation Bonds Series June 2010	5.00%	06/15/14		200,000	207,504
Sales Tax Jr Obligation Bonds Series June 2010	5.00%	06/15/20		400,000	460,360
Illinois Finance Auth
RB (Ascension Health Alliance) Series 2012E2	5.00%	11/15/42	(b)	1,300,000	1,458,769
Univ of Illinois
Health Services Facilities System RB Series 2013	6.00%	10/01/30	(b)(e)	3,235,000	3,366,276
Village of Homer Glen
GO Bonds Series 2012A	2.00%	12/01/13		1,185,000	1,189,171
Will Cnty Community HSD No. 210
Refunding GO Bonds Series 2013A	5.00%	01/01/30	(b)	2,000,000	2,043,220

					27,734,624

INDIANA 2.1%
Indiana Finance Auth
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/22		700,000	760,459
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24	(b)	2,590,000	2,763,711
Hospital RB (King’s Daughters Hospital & Health Services) Series 2010	4.50%	08/15/15		1,370,000	1,410,607
Hospital RB (King’s Daughters Hospital & Health Services) Series 2010	4.50%	08/15/16		1,355,000	1,403,712
Hospital RB (King’s Daughters Hospital & Health Services) Series 2010	5.13%	08/15/27	(b)	1,000,000	909,270
Hospital RB (Parkview Health System) Series 2012A	4.00%	05/01/17		400,000	429,668
RB (Community Foundation of Northwest Indiana) Series 2012	5.00%	03/01/16		400,000	436,128
RB (Community Foundation of Northwest Indiana) Series 2012	5.00%	03/01/17		480,000	532,061
RB (Community Foundation of Northwest Indiana) Series 2012	5.00%	03/01/18		1,000,000	1,115,430
RB (Community Foundation of Northwest Indiana) Series 2012	5.00%	03/01/19		1,000,000	1,099,990
State Revolving Fund Refunding Bonds Series 2010A	5.00%	02/01/19		945,000	1,090,077

See financial notes 19

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Indiana Health Facility Financing Auth
Sub RB (Ascension Health) Series 2005A5	2.00%	11/01/27	(b)	1,000,000	997,750

					12,948,863

IOWA 0.1%
Iowa
Special Obligation Bonds Series 2010	5.00%	06/15/25	(b)	765,000	841,905

KANSAS 0.2%
Kansas Development Finance Auth
Hospital RB (Adventist Health/Sunbelt) Series 2009D	5.00%	11/15/14		50,000	52,738
Hospital RB (Adventist Health/Sunbelt) Series 2009D	5.00%	11/15/15		185,000	202,079
Olathe
Health Facilities RB (Olathe Medical Center) Series 2012B	4.00%	09/01/20		215,000	223,779
Health Facilities RB (Olathe Medical Center) Series 2012B	4.00%	09/01/21		325,000	331,464
Health Facilities RB (Olathe Medical Center) Series 2012B	5.00%	09/01/24	(b)	440,000	466,435

					1,276,495

KENTUCKY 0.4%
Kentucky Economic Development Finance Auth
Hospital RB (Baptist Healthcare) Series 2009A	5.00%	08/15/18		750,000	848,993
Kentucky State Property & Buildings Commission
Refunding RB Series A	5.00%	08/01/20		1,210,000	1,379,327

					2,228,320

MARYLAND 0.4%
Maryland Community Development Admin
Housing RB Series 1996A	5.88%	07/01/16	(b)	45,000	45,035
Maryland Health & Higher Educational Facilities Auth
RB (Calvert Health) Series 2013	5.00%	07/01/38	(b)	1,000,000	949,510
RB (Frederick Memorial Hospital) Series 2012A	5.00%	07/01/20		335,000	368,661
RB (Frederick Memorial Hospital) Series 2012A	5.00%	07/01/21		400,000	437,576
RB (Frederick Memorial Hospital) Series 2012A	5.00%	07/01/27	(b)	450,000	468,535
Prince George’s Cnty
COP Series 2011	5.00%	10/01/30	(b)	400,000	427,720

					2,697,037

MASSACHUSETTS 2.6%
Chatham
GO Refunding Bonds	4.00%	07/01/14	(f)	60,000	61,882
GO Refunding Bonds	5.00%	07/01/16	(f)	150,000	167,321
GO Refunding Bonds	5.00%	07/01/17	(f)	245,000	279,479
Massachusetts Bay Transportation Auth
Assessment Bonds Series 2004A	5.25%	07/01/31	(b)(f)(h)	6,700,000	6,978,921
Assessment Bonds Series 2005A	5.00%	07/01/14	(h)	535,000	555,951
Assessment Bonds Series 2005A	5.00%	07/01/14		315,000	327,442
Massachusetts Development Finance Agency
RB (New England Conservatory of Music) Series 2008	4.00%	07/01/15		325,000	334,386
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/14		915,000	925,349
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/17		1,000,000	1,074,560
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/18		885,000	951,012
Massachusetts Health & Educational Facilities Auth
RB (Northeastern Univ) Series 2008T3	2.70%	10/01/37	(b)	1,990,000	2,007,990
Massachusetts School Building Auth
Sr Dedicated Sales Tax Refunding Bonds Series 2012B	4.00%	08/15/17		800,000	885,064
Massachusetts Turnpike Auth
Turnpike RB Series 1993A	5.00%	01/01/20	(h)	725,000	818,249

					15,367,606

20 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

MICHIGAN 2.4%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25		900,000	1,012,707
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/26		745,000	835,398
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27		1,900,000	2,098,778
Sanitary Sewer System Refunding RB Series 2013	5.00%	01/01/24	(b)	250,000	280,230
Sanitary Sewer System Refunding RB Series 2013	5.00%	01/01/25	(b)	610,000	674,038
Michigan
Refunding Bonds Series 2009	5.00%	11/01/22	(b)	2,200,000	2,410,562
Michigan Finance Auth
Refunding RB (Trinity Health) Series 2010A	5.00%	12/01/15		1,000,000	1,091,600
Unemployment Obligation Assessment RB Series 2012B	5.00%	07/01/23	(b)	1,000,000	1,031,900
Michigan State Hospital Finance Auth
Refunding RB (Trinity Health) Series 2008A1	5.25%	12/01/15		1,500,000	1,645,695
Wayne Cnty Community College
Improvement Bonds Series 1999	5.50%	07/01/19	(b)	1,000,000	1,011,040
Western Townships Utilities Auth
Sewage Disposal System Limited Tax GO Refunding Bonds Series 2012	4.00%	01/01/19		1,265,000	1,353,107
Sewage Disposal System Limited Tax GO Refunding Bonds Series 2012	4.00%	01/01/20		750,000	789,780

					14,234,835

MINNESOTA 1.6%
Olmsted Cnty
GO Refunding Bonds Series 2012A	4.00%	02/01/20		1,865,000	2,066,868
Shakopee ISD No. 720
GO Refunding Bonds Series 2012A	4.00%	02/01/19		790,000	865,888
GO Refunding Bonds Series 2012A	5.00%	02/01/21		1,000,000	1,146,190
GO Refunding Bonds Series 2013A	5.00%	02/01/20		1,500,000	1,722,570
St. Paul Port Authority
Lease Refunding RB Series 2013-3	5.00%	12/01/24	(b)	900,000	1,003,788
Univ of Minnesota
GO Bonds Series 2011D	5.00%	12/01/20		220,000	256,205
GO Bonds Series 2011D	5.00%	12/01/21		475,000	550,634
GO Bonds Series 2013A	4.00%	02/01/20		1,595,000	1,728,884

					9,341,027

MISSISSIPPI 1.5%
Mississippi Development Bank
Special Obligation Bonds (Jackson Water & Sewer System) Series 2013	6.88%	12/01/40	(b)	4,250,000	5,035,910
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/15		250,000	262,863
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/16		400,000	433,816
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/17		285,000	312,679
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/28	(b)	950,000	958,597
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25	(b)	2,090,000	2,216,884

					9,220,749

MISSOURI 0.3%
Boone Cnty
Hospital Refunding RB (Boone Hospital Center) Series 2012	4.00%	08/01/18		400,000	426,960
St. Charles SD
GO Refunding Bonds Series 2011	4.00%	03/01/17	(a)	1,300,000	1,424,943

					1,851,903

NEBRASKA 0.7%
Nebraska Investment Finance Auth
S/F Housing RB Series 2013A	2.50%	09/01/34	(b)	1,500,000	1,514,655
S/F Housing RB Series 2013C	2.50%	03/01/35	(b)	2,500,000	2,528,025

See financial notes 21

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Nebraska Public Power District
General RB Series 2010C	5.00%	01/01/19		250,000	285,777

					4,328,457

NEVADA 2.3%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	2.00%	09/01/13	(b)	785,000	785,000
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	3.00%	09/01/14		550,000	557,469
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	4.00%	09/01/15		370,000	384,504
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	5.00%	09/01/18		1,265,000	1,386,326
Clark Cnty
Airport Passenger Facility Charge Sub Lien RB Series 2008A	5.00%	07/01/15	(f)	1,115,000	1,198,056
Airport System RB Sr Series 2010D	5.00%	07/01/17	(f)	1,000,000	1,130,720
Airport System RB Sr Series 2010D	5.00%	07/01/18	(f)	1,920,000	2,188,224
Nevada
Highway Improvement RB Series 2004	5.50%	12/01/18	(b)	340,000	361,845
Nevada System of Higher Education
Univ RB Series 2011A	5.00%	07/01/18		5,375,000	6,131,209

					14,123,353

NEW HAMPSHIRE 0.6%
New Hampshire Health & Education Facilities Auth
RB (Dartmouth College) Series 2009	5.00%	06/01/19		305,000	353,471
RB (Dartmouth-Hitchcock) Series 2009	6.00%	08/01/38	(b)	400,000	424,832
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2008E	6.63%	07/01/38	(b)	1,020,000	1,080,761
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28	(b)	1,375,000	1,469,504

					3,328,568

NEW JERSEY 4.4%
Cranbury Township
General Improvement Refunding Bonds	2.75%	12/01/15	(f)	430,000	448,468
Refunding Bonds	3.00%	12/01/16		320,000	339,395
Refunding Bonds	3.00%	12/01/17		285,000	301,767
Refunding Bonds	4.00%	12/01/18		400,000	442,532
Gloucester Cnty Improvement Auth
Refunding RB Series 2012	4.00%	12/01/17		425,000	461,716
Refunding RB Series 2012	4.00%	12/01/18		465,000	514,690
Refunding RB Series 2012	4.00%	12/01/19		485,000	521,254
Refunding RB Series 2012	4.00%	12/01/20		510,000	544,660
Refunding RB Series 2012	4.00%	12/01/21		355,000	375,146
Refunding RB Series 2012	4.00%	12/01/22		480,000	502,262
Mercer Cnty Improvement Auth
Refunding RB Series 2011	4.00%	09/01/14		215,000	222,850
Refunding RB Series 2011	4.00%	09/01/15		1,000,000	1,068,970
Refunding RB Series 2011	4.00%	09/01/16		65,000	70,748
Refunding RB Series 2011	4.00%	09/01/17		1,620,000	1,782,194
Middlesex Cnty
Refunding COP Series 2011	4.00%	06/15/18		350,000	369,292
Refunding COP Series 2011	3.00%	06/15/19		470,000	465,309
Refunding COP Series 2011	4.00%	06/15/20		1,000,000	1,029,290
Refunding COP Series 2011	4.00%	06/15/21		265,000	268,527
Middlesex Cnty Improvement Auth
Lease RB Series 2008	4.00%	12/15/15		415,000	446,872
Lease Refunding RB Series 2010	3.00%	07/01/16		225,000	236,846
Refunding RB Series 2011	3.00%	09/15/16		1,270,000	1,345,565
Refunding RB Series 2011	4.00%	09/15/21		625,000	663,331
Monmouth Cnty Improvement Auth
Governmental Loan RB Series 2008	5.25%	12/01/18		85,000	99,503
Montgomery Township
GO Refunding Bonds Series 2012	3.00%	08/01/15		770,000	806,914
Morris Cnty Improvement Auth
Guaranteed Pooled Program Bonds Series 2012A	3.00%	02/01/19		705,000	736,154

22 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Guaranteed Pooled Program Bonds Series 2012A	3.00%	02/01/20		695,000	715,023
New Jersey
COP Series 2009A	5.25%	06/15/29	(b)	150,000	156,278
New Jersey Building Auth
Refunding RB Series 2009B	4.00%	12/15/19		135,000	146,694
New Jersey Economic Development Auth
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/16		920,000	1,026,076
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/19		2,500,000	2,832,250
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2001C	5.50%	12/15/15		10,000	11,080
Transportation System Bonds Series 2011A	5.13%	06/15/29	(b)	1,000,000	1,039,230
Transportation System Bonds Series 2011B	5.50%	06/15/31	(b)	100,000	104,822
Passaic Cnty
GO Refunding Bonds Series 2012	3.00%	08/15/14		500,000	513,060
GO Refunding Bonds Series 2012	4.00%	02/01/17		245,000	265,173
GO Refunding Bonds Series 2012	4.00%	02/01/19		500,000	541,905
Refunding Bonds Series 2011	5.00%	05/01/17		4,180,000	4,698,445
Princeton Township
Refunding Bonds	4.00%	09/01/13		125,000	125,000

					26,239,291

NEW MEXICO 0.5%
Bernalillo Cnty
GO Refunding Bonds Series 2010	4.00%	02/01/19		500,000	548,565
GO Refunding Bonds Series 2010	4.00%	02/01/20		105,000	114,787
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare) Series 2008A	5.25%	08/01/15		500,000	538,525
Hospital System RB (Presbyterian Healthcare) Series 2008A	5.50%	08/01/16		10,000	11,106
Santa Fe
Gross Receipt Tax Improvement & Refunding RB Series 2012A	4.00%	06/01/18		735,000	809,176
Gross Receipt Tax Improvement & Refunding RB Series 2012A	4.00%	06/01/19		1,000,000	1,097,090

					3,119,249

NEW YORK 7.3%
Buffalo
School Refunding Bonds Series 2012E	3.00%	02/01/14		300,000	302,973
School Refunding Bonds Series 2012E	3.00%	02/01/15		250,000	257,920
School Refunding Bonds Series 2012E	3.00%	02/01/16		175,000	183,041
School Refunding Bonds Series 2012E	4.00%	02/01/17		370,000	399,955
Hempstead Local Development Corp
RB (Hofstra Univ) Series 2013	5.00%	07/01/24	(b)	1,420,000	1,562,199
RB (Hofstra Univ) Series 2013	5.00%	07/01/29	(b)	3,175,000	3,309,969
Lake Success
GO Refunding Bonds Series 2010B	4.00%	12/01/18		210,000	230,347
GO Refunding Bonds Series 2010B	4.00%	12/01/19		125,000	135,991
Long Island Power Auth
Electric System General RB Series 2012B	5.00%	09/01/25	(b)	1,000,000	1,067,090
Metropolitan Transportation Auth
Dedicated Tax Fund Refunding Bonds Series 2008B2	5.00%	11/01/15		320,000	350,979
Transportation Refunding RB Series 2012F	5.00%	11/15/18		3,850,000	4,402,744
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2009A	5.00%	11/15/18		145,000	168,690
New York City
GO Bonds Fiscal 2006 Series F1	5.00%	09/01/17	(b)	3,090,000	3,344,925
New York City Housing Development Corp
M/F Housing RB Series 2012H	0.95%	05/01/16		975,000	972,094
M/F Housing RB Series 2012H	1.50%	05/01/18		490,000	488,682
New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal 2012 Series DD	4.00%	06/15/18	(b)	2,500,000	2,680,850
New York City Transitional Finance Auth
Future Tax Secured Sub RB Fiscal 2010 Series C1	4.00%	08/01/16		3,000,000	3,277,890
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/18		900,000	1,044,063
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/20	(b)	200,000	229,682
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35	(b)	5,000,000	5,095,800

See financial notes 23

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
New York State Dormitory Auth
Master BOCES Program Lease RB (Oneida Herkimer Madison) Series 2008	5.25%	08/15/16		650,000	717,568
RB (Cornell Univ) Series 1990B	5.00%	07/01/18		80,000	92,131
RB (New York Univ Hospital) Series 2011A	5.00%	07/01/15		1,000,000	1,075,630
RB (New York Univ Hospitals) Series 2011A	5.00%	07/01/19		1,370,000	1,537,099
State Personal Income Tax RB Series 2009A	5.00%	02/15/18		3,000,000	3,447,000
New York State Thruway Auth
General RB Series I	5.00%	01/01/20		500,000	567,655
General RB Series I	5.00%	01/01/21		1,000,000	1,131,960
Local Highway & Bridge Service Contract Bonds Series 2009	4.00%	04/01/16		505,000	545,925
Local Highway & Bridge Service Contract Bonds Series 2009	5.00%	04/01/16		1,540,000	1,703,918
Local Highway & Bridge Service Contract Bonds Series 2009	4.00%	04/01/17		750,000	824,318
New York State Urban Development Corp
State Personal Income Tax RB Series 2009A1	5.00%	12/15/17		570,000	657,985
North Syracuse CSD
GO Refunding Bonds Series 2012B	4.00%	06/15/17		800,000	871,016
Scarsdale UFSD
School District GO Refunding Serial Bonds 2012	5.00%	02/01/17		320,000	359,085
School District GO Refunding Serial Bonds 2012	5.00%	02/01/18		350,000	399,620
School District GO Refunding Serial Bonds 2012	4.00%	02/01/19		260,000	285,394

					43,722,188

NORTH CAROLINA 2.0%
Cary
Combined Enterprise System Refunding RB Series 2013	5.00%	12/01/42	(b)	885,000	901,328
Durham Cnty
COP Series 2009A	4.00%	06/01/18		1,710,000	1,874,399
North Carolina
Limited Obligation Refunding Bonds Series 2011B	5.00%	11/01/23	(b)	300,000	338,709
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28	(b)	1,440,000	1,530,043
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (Blue Ridge) Series 2010A	4.00%	01/01/15		915,000	947,391
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21		5,000,000	5,631,900
Wake Cnty
GO Refunding Bonds Series 2009D	4.00%	02/01/17		525,000	575,936

					11,799,706

OHIO 2.3%
Akron, Bath & Copley Jt Township Hospital District
Hospital Refunding RB (Children’s Hospital Medical Center) Series 2012	5.00%	11/15/24	(b)	930,000	995,556
Butler Cnty
Hospital Facilities RB (UC Health) Series 2010	3.00%	11/01/14		585,000	594,939
Hospital Facilities RB (UC Health) Series 2010	3.00%	11/01/15		580,000	590,933
Columbus
Unlimited Tax GO Bonds Series 2011A	5.00%	07/01/18		2,000,000	2,313,320
Unlimited Tax GO Refunding Bonds Series 2013-1	5.00%	07/01/23		3,000,000	3,454,650
Toledo
GO Refunding Bonds Series 2012	3.00%	12/01/14		1,000,000	1,029,830
GO Refunding Bonds Series 2012	3.00%	12/01/15		1,810,000	1,894,871
GO Refunding Bonds Series 2012	3.00%	12/01/16		290,000	306,246
Univ of Toledo
General Receipts Bonds Series 2011B	5.00%	06/01/18		1,100,000	1,243,671
General Receipts Bonds Series 2011B	5.00%	06/01/30	(b)	805,000	823,080
Westerville
GO Limited Tax Bonds Series 2010	4.00%	12/01/18		365,000	405,544

					13,652,640

OKLAHOMA 0.8%
Grady Cnty School Finance Auth
Educational Facilities Lease RB (Bridge Creek Public Schools) Series 2008	5.00%	09/01/16	(f)	645,000	708,358

24 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Tulsa Cnty Industrial Auth
Educational Facilities Lease RB (Broken Arrow Public Schools) Series 2012	4.00%	09/01/22		3,750,000	3,846,900

					4,555,258

OREGON 2.5%
Forest Grove
Student Housing RB (Oak Tree Foundation) Series 2007	5.00%	03/01/14	(c)(d)	335,000	337,184
Jefferson Cnty SD No. 509J
GO Refunding Bonds Series 2013	4.00%	06/15/20	(a)	1,475,000	1,605,390
Lane Community College
GO Bonds Series 2012	4.00%	06/15/20	(a)	2,395,000	2,622,334
McMinnville SD No. 40
GO Refunding Bonds Series 2013	5.00%	06/15/28	(a)(b)	2,410,000	2,575,109
Oregon Health & Science Univ
RB Series 2012A	5.00%	07/01/20		950,000	1,074,526
RB Series 2012A	5.00%	07/01/22		1,000,000	1,120,210
RB Series 2012A	5.00%	07/01/26	(b)	200,000	212,136
Oregon State Facilities Auth
RB (Providence Health & Services) Series 2011C	5.00%	10/01/21		400,000	445,436
RB (Providence Health & Services) Series 2011C	5.00%	10/01/22	(b)	300,000	328,089
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21		2,000,000	2,231,760
Silver Falls SD No. 4J
GO Refunding Bonds Series 2013	4.00%	06/15/20	(a)	2,475,000	2,685,771

					15,237,945

PENNSYLVANIA 4.0%
Allegheny Cnty Higher Education Building Auth
RB (Duquesne Univ) Series 2013A	2.50%	03/01/14		205,000	207,171
RB (Duquesne Univ) Series 2013A	3.00%	03/01/15		360,000	373,115
RB (Duquesne Univ) Series 2013A	4.00%	03/01/16		600,000	640,614
RB (Duquesne Univ) Series 2013A	4.00%	03/01/17		500,000	539,150
RB (Duquesne Univ) Series 2013A	4.00%	03/01/20		1,455,000	1,547,276
RB (Duquesne Univ) Series 2013A	5.00%	03/01/33	(b)	600,000	607,686
Pennsylvania
COP Series 2010A	3.00%	04/01/18		620,000	637,639
COP Series 2010A	3.05%	10/01/18		1,580,000	1,629,517
COP Series 2010A	3.30%	10/01/19		955,000	979,333
COP Series 2010A	3.50%	04/01/20		465,000	475,421
Pennsylvania Economic Development Financing Auth
Solid Waste Disposal RB (Waste Management) Series 2006	2.75%	09/01/13		2,000,000	2,000,000
Unemployment Compensation RB Series 2012B	5.00%	01/01/23	(b)	2,500,000	2,690,575
Unemployment Compensation RB Series 2012B	5.00%	07/01/23	(b)	1,900,000	2,028,288
Pennsylvania Higher Educational Facilities Auth
RB (Temple Univ) First Series 2012	3.00%	04/01/15		660,000	686,657
RB (Temple Univ) First Series 2012	4.00%	04/01/16		250,000	268,138
RB (Temple Univ) First Series 2012	4.00%	04/01/17		610,000	661,069
RB (Temple Univ) First Series 2012	4.00%	04/01/18		400,000	433,144
Pennsylvania Intergovernmental Coop Auth
Special Tax Refunding RB (Philadelphia) Series 2010	5.00%	06/15/18		2,000,000	2,286,760
Special Tax Refunding RB (Philadelphia) Series 2010	5.00%	06/15/20		1,070,000	1,227,879
Philadelphia
GO Refunding Bonds Series 2008A	5.25%	12/15/19	(b)	3,630,000	4,065,273

					23,984,705

PUERTO RICO 2.1%
Puerto Rico
GO Public Improvement Refunding Bonds Series 2006A	5.00%	07/01/16		850,000	867,416
Puerto Rico Electric Power Auth
Power RB Series LL	5.50%	07/01/19		2,240,000	2,263,117
Power RB Series ZZ	5.25%	07/01/23	(b)	1,800,000	1,603,458
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Fincg Auth
Higher Education & Refunding RB (Inter American Univ of Puerto Rico) Series 2012	4.00%	10/01/14		300,000	304,473

See financial notes 25

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Higher Education & Refunding RB (Inter American Univ of Puerto Rico) Series 2012	5.00%	10/01/15		1,000,000	1,045,410
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.25%	08/01/27	(b)	2,360,000	2,169,454
Sales Tax RB First Sub Series 2009A	5.75%	08/01/37	(b)	5,000,000	4,325,700

					12,579,028

SOUTH CAROLINA 0.5%
Beaufort-Jasper Water & Sewer Auth
Refunding RB Series 2010B	5.00%	03/01/22		95,000	108,993
Refunding RB Series 2010B	5.00%	03/01/23		495,000	568,730
Charleston Educational Excellence Financing Corp
Installment Purchase Refunding RB Series 2013B	5.00%	12/01/22		1,050,000	1,202,796
Installment Purchase Refunding RB Series 2013B	5.00%	12/01/24	(b)	1,000,000	1,129,010

					3,009,529

SOUTH DAKOTA 0.2%
South Dakota Building Auth
RB Series 2011	3.00%	06/01/15		620,000	644,050
RB Series 2011	3.00%	06/01/16		165,000	172,430
RB Series 2011	4.00%	06/01/21	(b)	55,000	57,171
South Dakota Health & Educational Facilities Auth
RB (Sanford Health) Series 2009	5.00%	11/01/17		100,000	113,658

					987,309

TENNESSEE 0.6%
Memphis
Electric System Sub Refunding RB Series 2010	2.50%	12/01/14		70,000	71,920
Electric System Sub Refunding RB Series 2010	5.00%	12/01/14		900,000	952,497
Refunding Bonds Series 2011	5.00%	05/01/20		2,000,000	2,327,400
Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
RB (Belmont Univ) Series 2012	4.00%	11/01/21		270,000	262,653

					3,614,470

TEXAS 7.6%
Arlington ISD
Unlimited Tax GO Bonds Series 2011A	5.00%	02/15/36	(a)(b)(f)	3,650,000	3,821,659
Beaumont ISD
Unlimited Tax GO Bonds Series 2011	5.00%	02/15/33	(a)(b)(f)	2,315,000	2,429,268
Unlimited Tax GO Bonds Series 2011	5.00%	02/15/36	(a)(b)(f)	1,900,000	1,976,551
Burkburnett ISD
Unlimited Tax Refunding Bonds Series 2012	2.00%	02/15/18	(a)(b)	250,000	250,528
Collin Cnty
Limited Tax Refunding & Permanent Improvement Bonds Series 2009A	4.00%	02/15/19	(f)	695,000	762,220
Cotulla ISD
Unlimited Tax GO Bonds Series 2013	3.00%	02/01/16	(a)	855,000	901,401
Crandall ISD
Unlimited Tax Refunding Bonds Series 2012A	0.00%	08/15/24	(a)(b)(g)	275,000	179,198
Unlimited Tax Refunding Bonds Series 2012A	0.00%	08/15/25	(a)(b)(g)	950,000	579,566
Dallas-Fort Worth
Jt Refunding RB Series 2012B	5.00%	11/01/22	(b)	1,530,000	1,660,983
Jt Refunding RB Series 2013D	5.25%	11/01/25	(b)	1,250,000	1,333,550
Jt Refunding RB Series 2013D	5.25%	11/01/26	(b)	1,500,000	1,582,290
Denver City ISD
Unlimited Tax Refunding Bonds Series 2012	2.00%	02/15/16	(a)(b)	580,000	582,819
Unlimited Tax Refunding Bonds Series 2012	2.00%	02/15/17	(a)(b)	1,000,000	1,003,310
Unlimited Tax Refunding Bonds Series 2012	2.00%	02/15/18	(a)(b)	1,220,000	1,222,086
Unlimited Tax Refunding Bonds Series 2012	2.00%	02/15/19	(a)(b)	1,775,000	1,773,172
El Paso
Water & Sewer Refunding RB Series 2008C	5.00%	03/01/19	(b)	100,000	111,906
Ferris ISD
Unlimited Tax Refunding Bonds Series 2011	2.50%	08/15/18	(a)	100,000	103,297

26 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Fort Bend Cnty
Limited Tax & Refunding Bonds Series 2009	5.00%	03/01/17		100,000	112,690
Fort Worth
Combination Tax & Parking Revenue Bonds Series 2009	4.45%	03/01/18	(c)	1,750,000	1,892,852
Garland ISD
Unlimited Tax Refunding Bonds Series 2012A	3.00%	02/15/23	(a)(b)	1,525,000	1,526,510
Gregory-Portland ISD
Unlimited Tax GO Bonds Series 2013	3.00%	08/15/21	(a)(b)	535,000	545,363
Houston Community College System
Limited Tax Refunding Bonds Series 2011	5.00%	02/15/17		500,000	564,100
Limited Tax Refunding Bonds Series 2011	5.00%	02/15/18		1,000,000	1,143,440
Klein ISD
Unlimited Tax Refunding Bonds Series 2009A	4.00%	08/01/17		560,000	618,066
La Joya ISD
Unlimited Tax Refunding Bonds Series 2013	3.00%	02/15/21	(a)	400,000	408,856
Lone Star College System
Maintenance Tax Notes Series 2009	3.25%	09/15/18		150,000	160,559
Loop ISD
Unlimited Tax GO Bonds Series 2012	2.00%	02/15/18	(a)(b)	350,000	350,522
Lubbock Health Facilities Development Corp
Refunding RB (St. Joseph Health) Series 2008B	5.00%	07/01/20		1,750,000	1,973,615
Midland ISD
Unlimited Tax Refunding Bonds Series 2011	5.00%	02/15/18	(a)	115,000	132,082
Unlimited Tax Refunding Bonds Series 2011	4.00%	02/15/20	(a)	860,000	947,092
Unlimited Tax Refunding Bonds Series 2012	4.00%	02/15/20	(a)	510,000	561,648
New Caney ISD
Unlimited Tax GO Bonds Series 2013	5.00%	02/15/37	(a)(b)	2,000,000	2,043,980
North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas) Series 2012	5.00%	08/15/26	(b)	1,000,000	1,057,590
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21		500,000	566,390
Plano
GO Refunding RB Series 2011	5.00%	09/01/21		750,000	869,707
Rockwall ISD
Unlimited Tax Refunding Bonds Series 2012	5.00%	02/15/20	(a)	185,000	215,359
Unlimited Tax Refunding Bonds Series 2012	5.00%	02/15/22	(a)(b)	450,000	512,384
San Antonio
Electric & Gas Systems Refunding RB Series 2002	5.38%	02/01/14		200,000	204,202
Electric & Gas Systems Refunding RB Series 2009D	5.00%	02/01/17		1,130,000	1,275,284
Sunnyvale ISD
Unlimited Tax GO Bonds Series 2011	5.00%	02/15/19	(a)	195,000	225,687
Unlimited Tax GO Bonds Series 2011	3.00%	02/15/20	(a)	110,000	114,654
Unlimited Tax GO Bonds Series 2011	5.00%	02/15/22	(a)(b)	120,000	136,934
Tatum ISD
Unlimited Tax GO Bonds Series 2012	5.00%	02/15/23	(a)(b)	575,000	646,490
Unlimited Tax GO Bonds Series 2012	5.00%	02/15/25	(a)(b)	680,000	753,236
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28	(b)	760,000	810,745
Tomball ISD
Unlimited Tax GO Bonds Series 2011	5.00%	02/15/21	(a)	250,000	289,818
Travis Cnty
Limited Tax Refunding Bonds Series 2009	5.00%	03/01/18		1,625,000	1,862,640
Williamson Cnty
Limited Tax GO Refunding Bonds Series 2011	5.00%	02/15/21		1,000,000	1,156,350
Wink Loving ISD
Unlimited Tax GO Bonds Series 2012	3.00%	02/15/15	(a)	700,000	726,187
Unlimited Tax GO Bonds Series 2012	3.00%	02/15/16	(a)	700,000	738,598
Unlimited Tax GO Bonds Series 2012	3.00%	02/15/17	(a)	450,000	477,878

					45,895,312

UTAH 0.5%
Riverton
RB (IHC Health Services) Series 2009	5.00%	08/15/15		950,000	1,029,714
Salt Lake Cnty
Sales Tax Refunding RB Series 2010A	3.00%	02/01/15		725,000	752,224

See financial notes 27

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Sales Tax Refunding RB Series 2010A	3.00%	02/01/16		250,000	261,428
West Valley City
Sales Tax Refunding RB Series 2013A	2.00%	07/15/16		410,000	418,963
Sales Tax Refunding RB Series 2013A	3.00%	07/15/21		470,000	465,436

					2,927,765

VERMONT 0.7%
Vermont HFA
RB Series 2011A	4.50%	02/01/26	(b)	4,090,000	4,288,365

VIRGINIA 0.8%
Chesterfield Cnty Economic Development Auth
Public Facility Refunding RB Series 2010A	4.00%	01/01/19	(f)	455,000	493,766
Hanover Cnty
Refunding RB Series 2011A	5.25%	01/15/31	(b)	245,000	261,611
Henrico Cnty
GO Refunding Bonds Series 2009	4.00%	03/01/18		95,000	105,142
GO Refunding Bonds Series 2010	5.00%	07/15/17		500,000	573,305
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.00%	09/01/17		445,000	496,482
RB (George Mason Univ) Series 2011AA	4.00%	09/01/18		205,000	219,537
RB (George Mason Univ) Series 2011AA	4.00%	09/01/20		325,000	340,545
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34	(b)	345,000	356,243
Richmond
GO Bonds Series 2009A	4.00%	07/15/16		85,000	92,476
Virginia Commonwealth Univ Health System Auth
General RB Series 2011	5.00%	07/01/26	(b)	540,000	567,416
General RB Series 2011	5.00%	07/01/27	(b)	950,000	988,598
Virginia Housing Development Auth
Homeownership Mortgage Bonds Series 2010A	4.00%	03/01/20	(b)	175,000	181,414
Virginia Resources Auth
Water & Sewer System Refunding RB Series 2012	0.00%	11/01/36	(b)(g)	435,000	126,150

					4,802,685

WASHINGTON 2.4%
Camas SD No. 117
Unlimited Tax GO Refunding Bonds 2012	5.00%	12/01/17	(a)	2,850,000	3,275,847
Energy Northwest
Electric Refunding RB (Project No. 3) Series 2009A	5.25%	07/01/18		1,000,000	1,167,200
Ocosta School District No. 172
Unlimited Tax GO Bonds 2013	3.13%	12/01/20	(a)	365,000	363,934
Unlimited Tax GO Bonds 2013	3.38%	12/01/21	(a)	390,000	388,183
Unlimited Tax GO Bonds 2013	5.00%	12/01/23	(a)	390,000	438,528
Unlimited Tax GO Bonds 2013	5.00%	12/01/28	(a)(b)	1,200,000	1,275,036
Ridgefield SD No. 122
Unlimited Tax GO Bonds 2012	3.00%	12/01/20	(a)	1,520,000	1,537,769
Washington
GO Bonds Series 1990A	6.75%	02/01/15		440,000	463,804
Washington Health Care Facilities Auth
RB (Providence Health & Services) Series 2012A	5.00%	10/01/22		1,800,000	2,024,658
Washougal SD No. 112-6
Unlimited Tax GO Refunding Bonds 2012	5.00%	12/01/15	(a)	830,000	907,580
Unlimited Tax GO Refunding Bonds 2012	5.00%	12/01/18	(a)	2,390,000	2,761,597

					14,604,136

WISCONSIN 0.7%
Kaukauna Area SD
GO Refunding Bonds	3.00%	03/01/14		495,000	501,376
Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2009B1	4.75%	08/15/25	(b)	475,000	491,744
RB (Aurora Health Care) Series 2009B2	5.13%	08/15/27	(b)	1,250,000	1,365,275
RB (Children’s Hospital of Wisconsin) Series 2008B	4.20%	08/15/18		400,000	435,912

28 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
RB (Children’s Hospital of Wisconsin) Series 2008B	5.38%	08/15/24	(b)	805,000	886,514
RB (Gundersen Lutheran) Series 2011A	2.50%	10/15/13		750,000	751,762

					4,432,583

Total Fixed-Rate Obligations
(Cost $553,255,197)					556,132,832

Variable-Rate Obligations 6.8% of net assets

CONNECTICUT 2.6%
Connecticut
GO Bonds Series 2011A	0.98%	05/15/18		5,275,000	5,293,726
GO Bonds Series 2011C	1.16%	05/15/19		5,000,000	5,034,300
GO Bonds Series 2012A	1.31%	04/15/20	(f)	1,000,000	1,016,800
GO Bonds Series 2012D	0.83%	09/15/18		1,000,000	994,770
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2009A2	0.06%	05/15/39	(a)(b)	3,200,000	3,200,000

					15,539,596

DISTRICT OF COLUMBIA 0.5%
District of Columbia
Income Tax Secured Refunding RB Series 2011E	0.81%	12/01/17	(b)	3,240,000	3,270,651

ILLINOIS 0.8%
Illinois Finance Auth
RB (Elmhurst Memorial Healthcare) Series 2008B	0.05%	01/01/48	(a)(b)	4,500,000	4,500,000

MASSACHUSETTS 1.0%
Massachusetts
GO Refunding Bonds Series 2011A	0.71%	02/01/15	(b)	1,000,000	1,004,510
Massachusetts Development Finance Agency
RB (Boston Univ) Series U1	0.64%	10/01/40	(b)	1,000,000	998,960
RB (Boston Univ) Series U6E	0.61%	10/01/42	(b)	4,000,000	3,972,640

					5,976,110

NEW JERSEY 0.8%
New Jersey Economic Development Auth
School Facilities Construction Refunding Notes Series 2013I	1.66%	03/01/28	(b)	5,000,000	4,973,150

TEXAS 1.1%
Port of Port Arthur Navigation District
Environmental Facilities RB (Motiva Enterprises) Refunding Series 2010B	0.06%	04/01/40	(b)	4,300,000	4,300,000
Environmental Facilities RB (Motiva Enterprises) Series 2010D	0.06%	11/01/40	(b)	2,600,000	2,600,000

					6,900,000

Total Variable-Rate Obligations
(Cost $41,115,000)					41,159,507

End of Investments.

See financial notes 29

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

At 08/31/13, the tax basis cost of the fund’s investments was $594,363,835 and the unrealized appreciation and depreciation were $11,964,512 and ($9,036,008), respectively, with a net unrealized appreciation of $2,928,504.

(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,230,036 or 0.4% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $337,184 or 0.1% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(g)	Zero coupon bond.
(h)	Refunded bond.

CCD —	Community college district
COP —	Certificate of participation
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Fixed-Rate Obligations[1]	$—	$556,132,832	$—	$556,132,832
Variable-Rate Obligations[1]	—	41,159,507	—	41,159,507

Total	$—	$597,292,339	$—	$597,292,339

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

30 See financial notes

 Schwab Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $594,370,197)		$597,292,339
Receivables:
Investments sold		8,010,582
Interest		5,568,152
Fund shares sold		192,768
Prepaid expenses	+	7,456

Total assets		611,071,297

Liabilities

Payables:
Investments bought		7,609,665
Investment adviser and administrator fees		9,663
Shareholder services fees		11,572
Fund shares redeemed		824,886
Distributions to shareholders		510,564
Due to custodian		102,590
Accrued expenses	+	64,518

Total liabilities		9,133,458

Net Assets

Total assets		611,071,297
Total liabilities	−	9,133,458

Net assets		$601,937,839

Net Assets by Source
Capital received from investors		600,498,095
Net investment income not yet distributed		47,752
Net realized capital losses		(1,530,150)
Net unrealized capital gains		2,922,142

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$601,937,839		52,992,613		$11.36

See financial notes 31

 Schwab Tax-Free Bond Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$19,220,780

Expenses

Investment adviser and administrator fees		1,932,743
Shareholder service fees		1,644,423
Portfolio accounting fees		106,056
Registration fees		49,231
Professional fees		47,082
Shareholder reports		42,217
Transfer agent fees		41,349
Custodian fees		19,467
Independent trustees’ fees		14,325
Interest expense		332
Other expenses	+	16,632

Total expenses		3,913,857
Expense reduction by CSIM and its affiliates	−	499,687
Custody credits	−	180

Net expenses	−	3,413,990

Net investment income		15,806,790

Realized and Unrealized Gains (Losses)

Net realized gains on investments		340,988
Net unrealized losses on investments	+	(33,722,901)

Net realized and unrealized losses		(33,381,913)

Decrease in net assets resulting from operations		($17,575,123)

32 See financial notes

 Schwab Tax-Free Bond Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$15,806,790	$14,502,981
Net realized gains		340,988	8,999,775
Net unrealized gains (losses)	+	(33,722,901)	16,888,403

Increase (decrease) in net assets from operations		(17,575,123)	40,391,159

Distributions to shareholders

Distributions from net investment income		(15,796,789)	(14,493,372)
Distributions from net realized gains	+	(9,852,011)	(2,753,934)

Total distributions		($25,648,800)	($17,247,306)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,294,858	$266,874,048	27,547,803	$326,984,360
Shares reinvested		1,375,164	16,434,059	902,348	10,697,148
Shares redeemed	+	(27,150,629)	(321,651,789)	(13,586,380)	(160,853,175)

Net transactions in fund shares		(3,480,607)	($38,343,682)	14,863,771	$176,828,333

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		56,473,220	$683,505,444	41,609,449	$483,533,258
Total increase (decrease)	+	(3,480,607)	(81,567,605)	14,863,771	199,972,186

End of period		52,992,613	$601,937,839	56,473,220	$683,505,444

Net investment income not yet distributed			$47,752		$47,752

See financial notes 33

Schwab California Tax-Free Bond Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09

Per-Share Data ($)

Net asset value at beginning of period	12.31	11.77	11.94	11.30	11.37

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.34	0.36	0.35	0.42
Net realized and unrealized gains (losses)	(0.59)	0.56	(0.07)	0.64	(0.07)

Total from investment operations	(0.29)	0.90	0.29	0.99	0.35
Less distributions:
Distributions from net investment income	(0.30)	(0.34)	(0.36)	(0.35)	(0.42)
Distributions from net realized gains	(0.23)	(0.02)	(0.10)	—	—

Total distributions	(0.53)	(0.36)	(0.46)	(0.35)	(0.42)

Net asset value at end of period	11.49	12.31	11.77	11.94	11.30

Total return (%)	(2.49)	7.75	2.55	8.89	3.24

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.49	0.49	0.49
Gross operating expenses	0.59	0.59	0.59	0.59	0.60
Net investment income (loss)	2.46	2.84	3.12	2.99	3.82
Portfolio turnover rate	118	101	68	88	119
Net assets, end of period ($ x 1,000,000)	395	434	379	446	361

34 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

92.6%	Fixed-Rate Obligations	361,054,353	365,638,702
6.4%	Variable-Rate Obligations	25,185,000	25,153,947

99.0%	Total Investments	386,239,353	390,792,649
1.0%	Other Assets and Liabilities, Net		3,937,535

100.0%	Net Assets		394,730,184

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)

Fixed-Rate Obligations 92.6% of net assets

CALIFORNIA 90.6%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20	(a)(e)	3,500,000	3,893,470
RB (Sharp HealthCare) Series 2009B	6.00%	08/01/24	(b)(e)	875,000	970,086
RB (Sharp HealthCare) Series 2011A	6.00%	08/01/30	(b)(e)	2,000,000	2,200,420
RB (Sharp HealthCare) Series 2012A	5.00%	08/01/28	(b)(e)	235,000	237,883
Refunding RB (Episcopal Sr Communities) Series 2012B	2.00%	07/01/14		340,000	341,686
Refunding RB (Episcopal Sr Communities) Series 2012B	3.00%	07/01/15		410,000	418,405
Refunding RB (Episcopal Sr Communities) Series 2012B	3.00%	07/01/16		815,000	820,477
Refunding RB (Episcopal Sr Communities) Series 2012B	4.00%	07/01/17		1,580,000	1,649,978
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/20		530,000	568,865
Refunding RB (Eskaton Properties) Series 2013	2.00%	11/15/13		425,000	425,642
Refunding RB (Eskaton Properties) Series 2013	3.00%	11/15/15		1,175,000	1,186,938
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/20		450,000	512,181
Sr Lien Refunding RB Series 2013A	5.00%	10/01/21		1,250,000	1,408,925
Alhambra USD
Refunding GO Bonds Series 2012A	5.00%	08/01/21		500,000	552,115
Refunding GO Bonds Series 2012A	5.00%	08/01/22		500,000	549,715
Refunding GO Bonds Series 2012A	5.00%	08/01/24	(b)	675,000	727,751
Alum Rock Union Elementary SD
GO Bonds Series A	6.00%	08/01/39	(b)	2,000,000	2,207,260
Anaheim Public Financing Auth
Electric System RB Series 2011A	5.00%	10/01/25	(b)(e)	2,000,000	2,151,140
Lease Refunding RB Series 2008	4.50%	08/01/17	(e)	165,000	183,640
Bay Area Toll Auth
Toll Bridge RB Series 2012F1	4.00%	04/01/18		800,000	889,552
Berkeley Joint Powers Financing Auth
Refunding Lease RB Series 2012	4.00%	10/01/16		750,000	812,205
Beverly Hills Public Finance Auth
Lease RB Series 2010A	4.00%	06/01/16	(e)	100,000	108,339
Bret Harte UHSD
GO BAN 2012	3.00%	03/15/15	(e)	2,500,000	2,577,550
Brisbane SD
GO Bonds Series 2005	0.00%	07/01/36	(f)	755,000	168,040
GO Bonds Series 2005	0.00%	07/01/37	(f)	1,275,000	264,856
California
Economic Recovery Refunding Bonds Series 2009A	5.00%	07/01/20	(b)	5,000,000	5,772,800
GO Bonds	4.00%	09/01/17		1,245,000	1,378,837
GO Bonds	5.00%	09/01/18		3,000,000	3,474,720
GO Bonds	5.50%	04/01/19		900,000	1,064,781
GO Bonds	5.00%	11/01/19		2,700,000	3,148,146
GO Bonds	5.00%	09/01/20		2,560,000	2,969,830

See financial notes 35

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
GO Bonds	5.00%	11/01/24	(b)	750,000	813,225
GO Bonds	5.00%	11/01/25	(b)(e)	1,540,000	1,650,772
GO Bonds	5.25%	12/01/28	(b)(g)	525,000	544,562
GO Bonds	6.50%	04/01/33	(b)	1,425,000	1,654,539
GO Bonds	6.00%	11/01/35	(b)	1,440,000	1,606,493
GO Bonds	5.00%	09/01/36	(b)	2,635,000	2,634,974
GO Bonds	5.00%	04/01/37	(b)	2,150,000	2,146,968
GO Bonds	5.50%	03/01/40	(b)	945,000	975,127
GO Bonds Series 2000	5.63%	05/01/18	(b)	25,000	25,081
GO Refunding Bonds	5.00%	02/01/14		500,000	509,825
GO Refunding Bonds	5.00%	10/01/17		135,000	155,095
GO Refunding Bonds	5.00%	09/01/21		1,455,000	1,674,850
GO Refunding Bonds	5.25%	10/01/22		2,785,000	3,231,408
GO Refunding Bonds	5.25%	10/01/32	(b)(e)	4,350,000	4,509,036
California Dept of Water Resources
Power Supply RB Series 2008H	4.50%	05/01/17		1,550,000	1,738,294
Power Supply RB Series 2010M	4.00%	05/01/19		750,000	832,785
Water System RB (Central Valley) Series AI	5.00%	12/01/16		2,000,000	2,271,460
California Educational Facilities Auth
RB (Pomona College) Series 2011	4.00%	01/01/14	(e)	395,000	399,898
RB (Pomona College) Series 2011	4.00%	01/01/15	(e)	280,000	293,583
RB (Pomona College) Series 2011	4.00%	01/01/16	(e)	400,000	428,428
RB (Pomona College) Series 2011	4.00%	01/01/17	(e)	200,000	216,956
RB (Univ of San Francisco) Series 2011	5.00%	10/01/21	(e)	595,000	663,919
RB (Univ of Southern California) Series 2009C	5.25%	10/01/24	(e)	2,000,000	2,359,220
Refunding RB (Univ of San Diego) Series 2011	4.50%	10/01/17	(e)	1,230,000	1,357,280
Refunding RB (Univ of San Diego) Series 2011	5.00%	10/01/18	(e)	680,000	766,720
Refunding RB (Univ of San Diego) Series 2011	5.00%	10/01/21	(e)	500,000	556,050
California Health Facilities Financing Auth
RB (Adventist Health/West) Series 2009C	5.00%	03/01/14	(e)	750,000	766,605
RB (Catholic Healthcare West) Series 2009F	5.00%	07/01/27	(b)(e)	1,500,000	1,555,440
RB (City of Hope) Series 2012A	5.00%	11/15/21		700,000	787,472
RB (City of Hope) Series 2012A	5.00%	11/15/22		750,000	840,892
RB (Memorial Health Services) Series 2012A	4.00%	10/01/17	(e)	750,000	827,235
RB (NCROC Paradise Valley Estates) Series 2005	4.38%	12/01/13	(a)(e)	170,000	171,595
RB (NCROC Paradise Valley Estates) Series 2005	4.63%	12/01/15	(a)(e)	150,000	162,042
RB (NCROC Paradise Valley Estates) Series 2005	4.75%	12/01/16	(a)(e)	240,000	266,335
RB (NCROC Paradise Valley Estates) Series 2005	4.88%	12/01/17	(a)(e)	200,000	226,122
RB (NCROC Paradise Valley Estates) Series 2005	5.00%	12/01/18	(a)(e)	125,000	143,225
RB (Rady Children’s Hospital) Series 2011	5.50%	08/15/26	(b)(e)	3,435,000	3,721,857
RB (Scripps Health) Series 2008A	5.00%	10/01/16	(e)	2,735,000	3,038,776
RB (St. Joseph Health) Series 2009C	5.00%	07/01/34	(b)(e)	3,000,000	3,128,130
RB (St. Joseph Health) Series 2013C	5.00%	07/01/43	(b)	2,000,000	2,246,700
RB Series 2011A	5.25%	02/01/20	(a)(e)	905,000	1,010,541
Refunding RB (Marshall Medical Center) Series 2012A	3.00%	11/01/13	(a)	270,000	271,102
Refunding RB (Marshall Medical Center) Series 2012A	4.00%	11/01/16	(a)	1,330,000	1,430,801
Refunding RB (NCROC Paradise Valley Estates) Series 2013	2.00%	01/01/14	(a)	1,975,000	1,985,230
Refunding RB (NCROC Paradise Valley Estates) Series 2013	3.00%	01/01/15	(a)	500,000	514,970
California HFA
Limited Obligation M/F Housing RB (Woolf House Apts) Series 2011B	1.05%	01/01/14	(b)(e)(g)	5,950,000	5,952,261
California Infrastructure & Economic Development Bank
RB (California ISO) Series 2009A	5.25%	02/01/21	(b)(e)	1,925,000	2,035,264
RB (Sanford Consortium) Series 2010A	4.00%	05/15/17		315,000	345,338
RB (Sanford Consortium) Series 2010A	4.00%	05/15/18		775,000	853,608
RB (Sanford Consortium) Series 2010A	5.00%	05/15/20		245,000	279,452
RB (USC) Series 2010	5.00%	12/01/19		470,000	544,528
RB (USC) Series 2010	3.25%	12/01/21	(b)	750,000	763,568
RB (USC) Series 2010	5.00%	12/01/23	(b)	720,000	791,878
Refunding RB (Pepperdine Univ) Series 2010	5.00%	11/01/26	(b)	350,000	366,191
Refunding RB (Pepperdine Univ) Series 2010	5.00%	11/01/27	(b)	200,000	207,600
California Public Works Board
Lease RB (California State Univ) Series 2009J	6.00%	11/01/29	(b)	400,000	448,572
Lease RB (Univ of California) Series 2011G	5.00%	12/01/25	(b)	2,700,000	2,923,236
Lease RB (Univ of California) Series 2011G	5.25%	12/01/26	(b)	1,000,000	1,106,160
Lease RB Series 1993E	5.50%	06/01/15		240,000	247,414
Lease RB Series 2011C	5.75%	10/01/31	(b)	1,000,000	1,079,580

36 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Lease RB Series 2011D	5.00%	12/01/22	(b)	1,000,000	1,117,120
Lease RB Series 2012A	5.00%	04/01/23	(b)	2,900,000	3,150,270
Lease RB Series 2012G	4.00%	11/01/16		1,000,000	1,095,240
Lease RB Series 2012G	4.00%	11/01/17		1,000,000	1,105,440
Lease RB Series 2013A	5.00%	03/01/27	(b)	1,000,000	1,042,980
Lease Refunding RB Series 2012C	5.00%	06/01/18		1,500,000	1,698,090
California Statewide Communities Development Auth
Health Facility RB (Monterey Peninsula Community Hospital) Series 2011A	6.00%	06/01/33	(b)	1,000,000	1,081,420
M/F Housing RB (740 S Olive St Apts) Series 2009L	2.10%	07/20/14	(a)	170,000	169,956
RB (Cottage Health) Series 2010	5.00%	11/01/16		225,000	251,469
RB (Cottage Health) Series 2010	5.00%	11/01/17		325,000	369,109
RB (Cottage Health) Series 2010	5.00%	11/01/18		350,000	399,711
RB (Kaiser Permanente) Series 2009A	4.63%	04/01/19		100,000	112,706
RB (St. Joseph Health) Series 2000	4.50%	07/01/18		3,875,000	4,048,832
RB (Sutter Health) Series 2011A	6.00%	08/15/42	(b)	875,000	966,227
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21		300,000	310,038
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24	(b)	620,000	617,923
Sr Living RB (Southern California Presbyterian Homes) Series 2009	5.25%	11/15/14		435,000	447,985
Carson Redevelopment Agency
Tax Allocation Sub Bonds Series 2003D	6.00%	01/01/35	(b)(g)	500,000	509,270
Centralia SD
GO Refunding Bonds Series 2012	4.00%	08/01/20		205,000	221,550
GO Refunding Bonds Series 2012	4.00%	08/01/21		150,000	160,157
GO Refunding Bonds Series 2012	4.00%	08/01/24	(b)	575,000	597,264
Cerritos CCD
GO Bonds Series 2012D	0.00%	08/01/26	(f)	1,000,000	532,030
Citrus Heights Water District
Revenue Refunding COP Series 2010	3.00%	10/01/13		200,000	200,420
Revenue Refunding COP Series 2010	4.00%	10/01/20		120,000	122,594
Clovis
Wastewater Refunding RB Series 2013	4.00%	08/01/18		200,000	211,678
Wastewater Refunding RB Series 2013	4.00%	08/01/20		555,000	570,163
Wastewater Refunding RB Series 2013	5.00%	08/01/22		615,000	653,093
Contra Costa CCD
GO Refunding Bonds Series 2011	5.00%	08/01/22	(b)	1,040,000	1,178,351
Contra Costa Transportation Auth
Sales Tax RB Series 2012B	5.00%	03/01/25	(b)	950,000	1,048,306
Cotati-Rohnert Park USD
GO Refunding Bonds 2013	3.00%	08/01/14		515,000	525,485
GO Refunding Bonds 2013	4.00%	08/01/15		775,000	816,052
Cupertino Union SD
GO Refunding Bonds Series 2011A	5.00%	08/01/23	(b)	240,000	270,314
GO Refunding Bonds Series 2011A	5.00%	08/01/24	(b)	600,000	660,360
GO Refunding Bonds Series 2011A	5.00%	08/01/26	(b)	275,000	298,713
East Bay Municipal Utility District
Water System Refunding RB Series 2013A	5.00%	06/01/21		2,920,000	3,423,934
East Bay Regional Park District
GO Refunding Bonds Series 2008	5.00%	09/01/13		135,000	135,000
Emery USD
GO Bonds Series 2011A	6.50%	08/01/31	(b)	2,500,000	2,825,850
GO Bonds Series 2012D	0.00%	08/01/36	(b)(f)	2,550,000	630,488
GO Bonds Series 2012D	0.00%	08/01/42	(b)(f)	3,500,000	599,200
Forestville Union SD
GO Bonds Series 2011	6.25%	08/01/32	(b)	835,000	931,852
Fresno
Airport Refunding RB Series 2013A	4.00%	07/01/18		530,000	560,941
Airport Refunding RB Series 2013A	4.00%	07/01/20		550,000	569,245
Airport Refunding RB Series 2013A	5.00%	07/01/22		400,000	429,776
Glendale Redevelopment Agency
Tax Allocation Bonds Series 2002	5.25%	12/01/19	(b)	3,275,000	3,314,889
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24		1,675,000	1,917,456
Grossmont UHSD
GO Refunding Bonds Series 2012	4.00%	08/01/20		2,420,000	2,686,152
Healdsburg Redevelopment Agency
Tax Allocation Bonds (Sotoyome) Series 2010	5.00%	08/01/25	(b)	575,000	598,805

See financial notes 37

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Tax Allocation Bonds (Sotoyome) Series 2010	5.25%	08/01/30	(b)	1,000,000	1,010,330
Huntington Beach Public Finance Auth
Lease Refunding RB Series 2011A	2.50%	09/01/13		750,000	750,000
Imperial Irrigation District
Electric System Refunding RB Series 2011C	5.00%	11/01/14		200,000	210,594
Electric System Refunding RB Series 2011C	5.00%	11/01/15		365,000	398,598
Electric System Refunding RB Series 2011C	5.00%	11/01/17		450,000	514,386
Electric System Refunding RB Series 2011C	5.00%	11/01/18		425,000	489,630
Electric System Refunding RB Series 2011D	5.00%	11/01/19		720,000	829,181
Electric System Refunding RB Series 2011D	5.00%	11/01/20		750,000	840,787
Electric System Refunding RB Series 2011D	5.00%	11/01/21		1,235,000	1,380,248
Inglewood USD
GO Bonds Series A	5.00%	08/01/14		1,665,000	1,727,188
GO Bonds Series A	5.00%	08/01/15		1,880,000	2,013,066
GO Bonds Series A	5.00%	08/01/16		150,000	164,063
GO Bonds Series A	5.00%	08/01/17		205,000	226,689
GO Bonds Series A	5.00%	08/01/18		260,000	288,054
GO Bonds Series A	6.25%	08/01/37	(b)	3,000,000	3,181,650
Kern Cnty
Refunding COP 2011 Series A	5.00%	11/01/17		1,460,000	1,628,221
Refunding COP 2011 Series A	5.00%	11/01/18		1,235,000	1,387,893
Lee Lake Public Financing Auth
Sr Lien Special Tax Refunding RB Series 2013A	3.00%	09/01/14		1,165,000	1,188,230
Lodi Public Financing Auth
Wastewater Refunding RB Series 2012A	4.00%	10/01/16		300,000	322,998
Wastewater Refunding RB Series 2012A	4.00%	10/01/18		500,000	538,230
Wastewater Refunding RB Series 2012A	4.00%	10/01/19		750,000	799,493
Wastewater Refunding RB Series 2012A	4.00%	10/01/20		450,000	474,071
Wastewater Refunding RB Series 2012A	4.00%	10/01/21		725,000	751,318
Long Beach CCD
GO Bonds Series 2012B	5.00%	08/01/24	(b)	520,000	582,176
Los Angeles
Judgment Obligation Bonds Series 2010A	5.00%	06/01/20		5,690,000	6,431,293
Wastewater System Refunding RB Series 2013B	5.00%	06/01/22		1,340,000	1,540,169
Wastewater System Sub Refunding RB Series 2012A	4.00%	06/01/16		525,000	570,565
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/18		150,000	166,509
Wastewater System Sub Refunding RB Series 2012B	5.00%	06/01/20		500,000	583,475
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22		490,000	527,015
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/24	(b)	745,000	776,797
Wastewater System Sub Refunding RB Series 2012C	5.00%	06/01/21		225,000	260,235
Los Angeles CCD
GO Bonds Series 2009A	6.00%	08/01/33	(b)	1,545,000	1,723,231
Los Angeles Cnty
Refunding COP 2012	5.00%	09/01/22		2,250,000	2,493,720
Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2013A	5.00%	07/01/20		1,000,000	1,170,920
Los Angeles Dept of Airports
Airport Sr RB Series 2010A	4.00%	05/15/20		125,000	137,379
Airport Sub RB Series 2010B	5.00%	05/15/21	(b)	30,000	33,440
Los Angeles Dept of Water & Power
Power System RB Series 2009B	5.25%	07/01/23	(b)	1,550,000	1,739,363
Power System RB Series 2011A	4.00%	07/01/16		515,000	561,649
Power System RB Series 2011A	5.00%	07/01/18		3,380,000	3,916,305
Power System RB Series 2012A	5.00%	07/01/29	(b)	1,400,000	1,478,610
Power System RB Series 2012C	4.00%	01/01/16	(b)	1,925,000	2,063,715
Power System RB Series 2012C	5.00%	01/01/16	(b)	770,000	841,340
Los Angeles Harbor Dept
Refunding RB Series 2011B	5.00%	08/01/24	(b)	1,000,000	1,104,230
Los Angeles Municipal Improvement Corp
Lease RB Series 2007A	5.00%	08/01/14		175,000	182,056
Los Angeles USD
Refunding COP Series 2012A	5.00%	10/01/20		2,325,000	2,597,304
Refunding COP Series 2012A	5.00%	10/01/21		2,195,000	2,424,729
Refunding COP Series 2012A	5.00%	10/01/22		2,800,000	3,060,232
Los Gatos
COP 2010	5.00%	08/01/21	(b)	500,000	539,590

38 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
M-S-R Public Power Agency
Sub Lien RB Series 2008L	5.00%	07/01/16		330,000	367,811
Sub Lien RB Series 2008L	5.00%	07/01/17		855,000	971,887
Malibu
COP Series 2009A	4.00%	07/01/14		70,000	72,131
COP Series 2009A	4.00%	07/01/17		100,000	109,135
COP Series 2009A	4.00%	07/01/18		75,000	82,078
COP Series 2009A	5.00%	07/01/20	(b)	75,000	84,794
COP Series 2009A	5.00%	07/01/21	(b)	110,000	122,289
COP Series 2009A	5.00%	07/01/22	(b)	100,000	109,711
Midpeninsula Regional Open Space District
RB Series 2011	6.00%	09/01/41	(b)	3,000,000	3,232,410
Modesto Irrigation District
Electric System Refunding RB Series 2011A	5.00%	07/01/14		500,000	518,435
Electric System Refunding RB Series 2011A	5.00%	07/01/15		945,000	1,017,009
Electric System Refunding RB Series 2012A	5.00%	07/01/16		200,000	222,204
Electric System Refunding RB Series 2012A	5.00%	07/01/17		100,000	113,351
Electric System Refunding RB Series 2012A	5.00%	07/01/19		200,000	230,086
Moraga
COP 2013	4.00%	04/01/18		295,000	321,057
COP 2013	4.00%	04/01/20		275,000	294,509
COP 2013	4.00%	04/01/25	(b)	395,000	384,627
COP 2013	5.00%	04/01/26	(b)	360,000	377,863
COP 2013	5.00%	04/01/27	(b)	430,000	444,530
COP 2013	5.00%	04/01/33	(b)	1,550,000	1,499,222
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/19		420,000	460,614
RB Series 2011A	5.00%	08/01/20		200,000	216,724
RB Series 2011A	5.00%	08/01/21		550,000	593,907
RB Series 2011A	5.75%	08/01/40	(b)	700,000	703,486
Mt. Diablo Hospital District
Hospital RB Series 1993A	5.00%	12/01/13	(g)	935,000	945,622
Newport-Mesa USD
GO Refunding Bonds Series 2012	5.00%	08/01/27	(b)	1,060,000	1,142,839
North City West School Facilities Financing Auth CFD No. 1
Sub Special Tax RB Series 2012A	4.00%	09/01/19		655,000	695,459
Novato Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40	(b)	1,000,000	1,075,920
Oakland
GO Refunding Bonds Series 2012	5.00%	01/15/24	(b)	710,000	771,834
Palo Alto
Limited Obligation Refunding Bonds Series 2012	5.00%	09/02/27	(b)	570,000	594,698
Limited Obligation Refunding Bonds Series 2012	5.00%	09/02/30	(b)	390,000	399,360
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/25	(b)	200,000	214,302
Piedmont USD
GO Bonds Series 2006E	0.00%	08/01/27	(b)(f)	500,000	242,235
GO Bonds Series 2006E	0.00%	08/01/36	(b)(f)	1,975,000	489,899
GO Bonds Series 2006E	0.00%	08/01/37	(b)(f)	1,150,000	266,547
Placentia-Yorba Linda USD
GO Refunding Bonds 2012	4.00%	08/01/16		950,000	1,033,125
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23	(g)	845,000	1,073,454
Redwood City Public Financing Auth
Water Refunding RB Series 2013	5.00%	02/01/33	(b)	1,870,000	1,906,465
Riverside Cnty Palm Desert Financing Auth
Lease RB Series 2008A	5.50%	05/01/18		1,240,000	1,387,436
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2013A	5.00%	06/01/18		1,000,000	1,152,080
Limited Sales Tax RB Series 2013A	5.25%	06/01/24	(b)	500,000	580,620
Roseville
Special Tax Refunding RB Series 2010	3.00%	09/01/14		2,200,000	2,229,436
Roseville City SD
GO Refunding Bonds Series 2011	4.00%	08/01/14		500,000	517,135
GO Refunding Bonds Series 2011	5.00%	08/01/25	(b)	780,000	847,259
GO Refunding Bonds Series 2011	5.00%	08/01/28	(b)	1,000,000	1,049,190

See financial notes 39

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District No. 1) Series 2013	5.00%	10/01/27	(b)	500,000	527,515
RB (Marin Cnty Sanitary District No. 1) Series 2013	5.00%	10/01/28	(b)	325,000	339,105
RB (Marin Cnty Sanitary District No. 1) Series 2013	5.00%	10/01/33	(b)	1,800,000	1,812,690
RB (Marin Cnty Sanitary District No. 1) Series 2013	5.00%	10/01/43	(b)	1,000,000	965,290
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31	(b)	1,000,000	1,036,950
Sacramento City Financing Auth
Lease Refunding RB Series 2013A	4.00%	05/01/16		1,000,000	1,073,770
Lease Refunding RB Series 2013A	4.00%	05/01/18		4,000,000	4,337,160
Sacramento Municipal Utility District
Electric Refunding RB Series 2013C	5.00%	08/15/16		2,000,000	2,239,600
San Bernardino CCD
GO Bonds Series A	6.25%	08/01/23	(b)	1,275,000	1,559,695
San Diego CCD
GO Bonds Series 2011	5.00%	08/01/36	(b)	1,950,000	2,032,621
San Diego Cnty Regional Airport Auth
Airport Sr RB Series 2013A	5.00%	07/01/23		200,000	227,238
Airport Sr RB Series 2013A	5.00%	07/01/24	(b)	300,000	333,687
Airport Sr RB Series 2013A	5.00%	07/01/25	(b)	505,000	554,263
Airport Sr RB Series 2013A	5.00%	07/01/26	(b)	490,000	527,387
San Diego Convention Center Expansion Financing Auth
Lease Refunding RB Series 2012A	4.00%	04/15/17		575,000	616,734
Lease Refunding RB Series 2012A	4.00%	04/15/18		1,000,000	1,070,780
Lease Refunding RB Series 2012A	5.00%	04/15/19		1,000,000	1,110,730
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	5.00%	09/01/19		1,010,000	1,132,321
Lease Refunding RB Series 2010A	4.25%	03/01/20		950,000	1,014,343
Lease Refunding RB Series 2010A	5.00%	09/01/20		745,000	833,826
San Diego Regional Building Auth
Lease RB Series 2009A	4.00%	02/01/16		415,000	439,722
Lease RB Series 2009A	4.00%	02/01/17		890,000	952,558
San Diego USD
GO Refunding Bonds Series 2005C2	5.50%	07/01/21		2,520,000	3,014,449
San Francisco
COP Series 2009A	5.00%	04/01/15		550,000	588,082
COP Series 2009A	5.00%	04/01/21	(b)	4,225,000	4,581,041
San Francisco Airport Commission
Second Series RB Series 2009E	5.25%	05/01/24	(b)	300,000	332,226
Second Series Refunding RB Series 2011B	5.50%	05/01/21		750,000	886,372
Second Series Refunding RB Series 2012A	5.00%	05/01/26	(b)	450,000	478,562
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2007B	5.00%	08/01/35	(b)	2,565,000	2,671,858
San Francisco CCD
GO Bonds Series 2004B	4.38%	06/15/23	(b)	2,700,000	2,732,238
GO Bonds Series 2007B	5.00%	06/15/28	(b)	3,500,000	3,556,770
San Francisco Public Utilities Commission
Water RB Series 2010F	4.00%	11/01/19		2,535,000	2,782,492
Water RB Series 2011A	5.00%	11/01/20		2,360,000	2,707,652
San Francisco Redevelopment Financing Auth
Tax Allocation RB Series 2011B	6.63%	08/01/41	(b)	1,060,000	1,184,211
Tax Allocation Refunding RB Series 2007B	5.00%	08/01/15		1,000,000	1,053,680
San Jose
Airport RB Series 2011A2	5.00%	03/01/19		360,000	406,483
Airport RB Series 2011A2	5.00%	03/01/21		110,000	123,325
San Lorenzo Valley USD
GO Bonds Series 2008A	0.00%	08/01/28	(f)	500,000	229,935
GO Bonds Series 2008A	0.00%	08/01/30	(f)	150,000	59,745
San Mateo Cnty Jt Powers Financing Auth
Lease Refunding RB Series 1993A	6.00%	07/01/19		2,000,000	2,374,620
Lease Refunding RB Series 2008A	4.00%	07/15/17		125,000	136,630
Lease Refunding RB Series 2008A	5.00%	07/15/20	(b)	350,000	387,779
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/17		1,840,000	2,033,255
GO Refunding Bonds Series 2012	4.00%	09/01/19		1,960,000	2,153,472

40 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Santa Clara Cnty Financing Auth
RB (El Camino Hospital) Series 2007A	5.00%	02/01/17		230,000	251,411
RB (El Camino Hospital) Series 2007B	5.00%	02/01/17		115,000	125,705
RB (El Camino Hospital) Series 2007C	5.00%	02/01/17		300,000	327,927
Santa Cruz Cnty Redevelopment Agency
Tax Allocation Bonds Series 2003	5.00%	09/01/23	(b)	2,000,000	2,005,800
Tax Allocation Bonds Series 2009A	7.00%	09/01/36	(b)	900,000	1,012,950
Santa Maria-Bonita SD
COP Series 2013	2.00%	06/01/16		200,000	203,754
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30	(b)	2,370,000	2,437,189
Santa Monica Redevelopment Agency
Tax Allocation Bonds Series 2011	5.88%	07/01/36	(b)	1,125,000	1,213,661
Santa Monica-Malibu USD
GO Bonds Series B	5.00%	08/01/17		115,000	131,670
GO Bonds Series B	5.00%	08/01/19		75,000	87,609
GO Bonds Series D	5.00%	07/01/27	(b)	775,000	838,705
Sonoma-Marina Area Rail Transit District
Sales Tax RB Series 2011A	5.00%	03/01/18		500,000	571,020
Sales Tax RB Series 2011A	5.00%	03/01/20		500,000	577,035
Sales Tax RB Series 2011A	5.00%	03/01/29	(b)	1,500,000	1,564,260
Soquel Creek Water District
2013 COP	5.00%	03/01/43	(b)	1,955,000	1,896,350
South Orange Cnty Public Financing Auth
Facility Lease Refunding RB Series 2012	2.00%	06/01/14		600,000	605,778
Facility Lease Refunding RB Series 2012	4.00%	06/01/16		1,400,000	1,508,444
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21		5,195,000	6,030,616
Tamalpais UHSD
GO Refunding Bonds Series 2011	5.00%	08/01/27	(b)	1,000,000	1,096,990
Tuolumne Wind Project Auth
RB Series 2009A	5.00%	01/01/22	(b)	375,000	406,819
Tustin USD
GO Bonds 2008 Election Series B	6.00%	08/01/36	(b)	950,000	1,047,859
Univ of California
General RB Series 2009Q	5.25%	05/15/26	(b)	3,980,000	4,355,712
General RB Series 2011AB	3.00%	05/15/18		765,000	816,102
Medical Center Pooled RB Series 2013J	3.00%	05/15/16		100,000	105,742
Medical Center Pooled RB Series 2013J	4.00%	05/15/17		100,000	109,897
Medical Center Pooled RB Series 2013J	5.00%	05/15/18		100,000	114,778
Medical Center Pooled RB Series 2013J	5.00%	05/15/19		100,000	115,195
Medical Center Pooled RB Series 2013J	4.00%	05/15/20		250,000	272,173
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19		1,165,000	1,323,801
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21		1,470,000	1,664,687
COP (San Antonio Community Hospital) Series 2011	6.50%	01/01/41	(b)	1,450,000	1,563,448
Washington Township Health Care District
RB Series 2009A	5.00%	07/01/14		300,000	308,418
RB Series 2009A	5.00%	07/01/15		300,000	315,798
RB Series 2009A	5.00%	07/01/16	(e)	75,000	80,607
RB Series 2009A	5.13%	07/01/17		200,000	218,482
RB Series 2009A	5.25%	07/01/18		250,000	275,423
RB Series 2009A	5.50%	07/01/19		300,000	337,560
West Kern Water District
Revenue COP Series 2011	4.00%	06/01/18		70,000	73,797
Revenue COP Series 2011	4.00%	06/01/19		410,000	425,748
Revenue COP Series 2011	5.00%	06/01/20		500,000	538,120
Revenue COP Series 2011	5.00%	06/01/28	(b)	850,000	853,723
Westlands Water District
Refunding RB Series 2012A	2.00%	09/01/13		250,000	250,000
Refunding RB Series 2012A	3.00%	09/01/14		575,000	589,737
Refunding RB Series 2012A	4.00%	09/01/18		175,000	191,452
Refunding RB Series 2012A	4.00%	09/01/19		270,000	294,278
Whittier
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%	06/01/15		700,000	746,130
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%	06/01/16		2,100,000	2,297,652

See financial notes 41

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%	06/01/17		2,050,000	2,271,994
Woodland Finance Auth
Water RB Series 2011	3.85%	03/01/18		145,000	151,754
Water RB Series 2011	4.15%	03/01/19		180,000	189,101
Water RB Series 2011	4.65%	03/01/21		115,000	121,549

					357,789,427

GUAM 0.2%
Guam Int’l Airport Auth
General RB Series 2013A	3.00%	10/01/14	(d)	100,000	101,653
General RB Series 2013A	4.00%	10/01/15	(d)	150,000	156,557
General RB Series 2013A	5.00%	10/01/16	(d)	100,000	107,839
General RB Series 2013A	5.00%	10/01/17	(d)	200,000	216,498
General RB Series 2013A	5.00%	10/01/18	(d)	100,000	107,684
General RB Series 2013B	5.00%	10/01/16	(d)	150,000	161,758

					851,989

PUERTO RICO 1.8%
Puerto Rico
Refunding Bonds Series 2002A	5.50%	07/01/14		1,435,000	1,466,456
Puerto Rico Electric Power Auth
Power RB Series ZZ	5.25%	07/01/18		2,000,000	2,027,880
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Fincg Auth
Higher Education & Refunding RB (Inter American Univ of Puerto Rico) Series 2012	5.00%	10/01/16		500,000	531,095
Higher Education & Refunding RB (Inter American Univ of Puerto Rico) Series 2012	5.00%	10/01/17		500,000	529,975
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.25%	08/01/27	(b)	1,500,000	1,378,890
Sales Tax RB Sr Series 2011C	5.00%	08/01/22	(b)	1,000,000	1,062,990

					6,997,286

Total Fixed-Rate Obligations
(Cost $361,054,353)					365,638,702

Variable-Rate Obligations 6.4% of net assets

CALIFORNIA 6.4%
Bay Area Toll Auth
Toll Bridge RB Series 2007A1	0.76%	04/01/47	(b)	1,000,000	989,820
Toll Bridge RB Series 2008A1	0.96%	04/01/45	(b)	2,000,000	1,957,320
California
GO Bonds Series 2004B2	0.03%	05/01/34	(a)(b)	3,600,000	3,600,000
GO Refunding Bonds 2012B	0.96%	05/01/18	(b)	1,000,000	1,000,780
GO Refunding Bonds 2012B	1.21%	05/01/20	(b)	1,000,000	1,001,160
California Educational Facilities Auth
Refunding RB (Loyola Marymount Univ) Series 2010B	0.86%	10/01/15	(b)(e)	3,970,000	3,981,791
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2012B	1.01%	04/01/52	(b)	2,100,000	2,107,476
East Bay Municipal Utility District
Wastewater System Refunding RB Series 2011A	0.38%	06/01/38	(b)	2,015,000	2,015,060
Los Angeles Dept of Water & Power
Water System RB Series 2006A2	0.06%	07/01/15	(a)(b)(c)	1,600,000	1,600,000
Southern California Metropolitan Water District
Water RB Series 2000B3	0.02%	07/01/35	(a)(b)	2,900,000	2,900,000
Water Refunding RB Series 2011A4	0.21%	07/01/36	(b)	2,000,000	1,997,520

42 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer				Face Amount	Value
Type of Security, Series	Rate	Maturity		($)	($)
Water Refunding RB Series 2012B1	0.41%	07/01/27	(b)	2,000,000	2,003,020

Total Variable-Rate Obligations
(Cost $25,185,000)					25,153,947

End of Investments.

At 08/31/13, the tax basis cost of the fund’s investments was $386,239,101 and the unrealized appreciation and depreciation were $9,247,223 and ($4,693,675), respectively, with a net unrealized appreciation of $4,553,548.

(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,600,000 or 0.4% of net assets.
(d)	Delayed-delivery security.
(e)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(f)	Zero coupon bond.
(g)	Refunded bond.

BAN —	Bond anticipation note
CCD —	Community college district
CFD —	Community facilities district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
UHSD —	Union high school district
USD —	Unified school district

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Fixed-Rate Obligations[1]	$—	$365,638,702	$—	$365,638,702
Variable-Rate Obligations[1]	—	25,153,947	—	25,153,947

Total	$—	$390,792,649	$—	$390,792,649

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 43

 Schwab California Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $386,239,353)		$390,792,649
Cash		208,564
Receivables:
Investments sold		1,015,138
Interest		4,112,821
Fund shares sold		138,404
Prepaid expenses	+	253

Total assets		396,267,829

Liabilities

Payables:
Investments bought		851,434
Investment adviser and administrator fees		6,443
Shareholder services fees		8,067
Distributions to shareholders		351,423
Fund shares redeemed		275,953
Accrued expenses	+	44,325

Total liabilities		1,537,645

Net Assets

Total assets		396,267,829
Total liabilities	−	1,537,645

Net assets		$394,730,184

Net Assets by Source
Capital received from investors		390,652,949
Distributions in excess of net investment income		(511)
Net realized capital losses		(475,550)
Net unrealized capital gains		4,553,296

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$394,730,184		34,342,470		$11.49

44 See financial notes

 Schwab California Tax-Free Bond Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$13,122,146

Expenses

Investment adviser and administrator fees		1,334,848
Shareholder service fees		1,082,548
Portfolio accounting fees		81,505
Professional fees		40,965
Transfer agent fees		23,723
Shareholder reports		13,857
Custodian fees		12,429
Independent trustees’ fees		12,181
Registration fees		7,711
Interest expense		247
Other expenses	+	10,505

Total expenses		2,620,519
Expense reduction by CSIM and its affiliates	−	440,020
Custody credits	−	166

Net expenses	−	2,180,333

Net investment income		10,941,813

Realized and Unrealized Gains (Losses)

Net realized gains on investments		952,670
Net unrealized losses on investments	+	(22,550,231)

Net realized and unrealized losses		(21,597,561)

Decrease in net assets resulting from operations		($10,655,748)

See financial notes 45

 Schwab California Tax-Free Bond Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$10,941,813	$11,517,250
Net realized gains		952,670	7,821,129
Net unrealized gains (losses)	+	(22,550,231)	10,686,626

Increase (decrease) in net assets from operations		(10,655,748)	30,025,005

Distributions to shareholders

Distributions from net investment income		(10,929,861)	(11,506,474)
Distributions from net realized gains	+	(8,666,317)	(556,036)

Total distributions		($19,596,178)	($12,062,510)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,072,187	$110,280,574	8,575,667	$103,171,785
Shares reinvested		1,009,552	12,229,765	611,367	7,367,018
Shares redeemed	+	(10,985,392)	(131,340,506)	(6,159,853)	(73,949,444)

Net transactions in fund shares		(903,653)	($8,830,167)	3,027,181	$36,589,359

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,246,123	$433,812,277	32,218,942	$379,260,423
Total increase (decrease)	+	(903,653)	(39,082,093)	3,027,181	54,551,854

End of period		34,342,470	$394,730,184	35,246,123	$433,812,277

Distributions in excess of net investment income			($511)		($799)

46 See financial notes

 Schwab Tax-Free Bond Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990)	Schwab Total Bond Market Fund
Schwab Tax-Free Bond Fund	Schwab GNMA Fund
Schwab California Tax-Free Bond Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund	(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	Schwab 1000 Index Fund
(formerly Schwab Premier Income Fund)	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder’s investment in the funds will fluctuate, which means that the shareholder could lose money.

Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. The funds’ emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than securities in taxable bond funds.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

3. Risk Factors (continued):

cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Prepayment and Extension Risk. The funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.

Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.

Derivatives Risk. The funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the funds. However, these risks are less severe when the funds use derivatives for hedging rather than to enhance the funds’ returns or as a substitute for a position or security.

Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will make poor security selections. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.

California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

Lack of Governmental Insurance or Guarantee. An investment in the funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Schwab	Schwab
	Tax-Free	California Tax-Free
Average Daily Net Assets	Bond Fund	Bond Fund

First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 0.49%.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Tax-Free Bond Fund	$760,526,005	$815,821,969
Schwab California Tax-Free Bond Fund	525,877,825	540,808,929

8. Federal Income Taxes:

As of August 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab
	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund

Undistributed tax-exempt income	$558,316	$350,912
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Unrealized appreciation	11,964,512	9,247,223
Unrealized depreciation	(9,036,008)	(4,693,675)
Other unrealized appreciation/(depreciation)	1	—

Net unrealized appreciation/(depreciation)	$2,928,505	$4,553,548

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2013, the funds had no capital loss carryforwards.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2013, the funds had capital losses deferred and capital losses utilized as follows:

	Schwab	Schwab
	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund

Deferred capital losses	$1,536,513	$475,800
Capital losses utilized	—	—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab
	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund

Current Period Distributions
Tax-exempt income	$15,796,789	$10,929,861
Ordinary income	5,464,975	2,108,014
Long-term capital gains	4,387,036	6,558,303
Return of capital	—	—

Prior Period Distributions
Tax-exempt income	$14,493,372	$11,505,624
Ordinary income	543,714	850
Long-term capital gains	2,210,220	556,036
Return of capital	—	—

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2013, the funds made the following reclassifications:

	Schwab	Schwab
	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund

Capital shares	$—	$—
Undistributed net investment income	(10,001)	(11,664)
Net realized capital gains and losses	10,001	11,664

As of August 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2013, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (two of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2013

Other Federal Tax Information (unaudited)

Under Section 852 (b)(5) of the Internal Revenue Code (and Section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2013.

Percentage

Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2013:

Schwab Tax-Free Bond Fund	$4,387,036
Schwab California Tax-Free Bond Fund	6,558,303

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders.

The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of such Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 199.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

Barclays 7-Year Municipal Bond Index An index that includes the 7-Year (6 − 8) component of the Barclays Capital General Municipal Bond Index.

Barclays California Exempt Municipal Bond Index An index that is the California component of the Barclays Municipal Bond Index.

Barclays Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”’

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

refunded bond A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13656-16
00103208

Annual report dated August 31, 2013, enclosed.

Schwab Bond Funds

Schwab Short-Term
Bond Market Fundtm

Schwab Intermediate-Term Bond Fundtm
(formerly, Schwab® Premier Income Fund)

Schwab Total
Bond Market Fundtm

Schwab GNMA Fundtm

Schwab® Treasury Inflation
Protected Securities Index Fund
(formerly, Schwab® Treasury Inflation Protected Securities Fund)

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This wrapper is not part of the shareholder report.

Schwab Bond Funds

Annual Report
August 31, 2013

Schwab Short-Term
Bond Market Fundtm

Schwab Intermediate-Term Bond Fundtm
(formerly, Schwab® Premier Income Fund)

Schwab Total
Bond Market Fundtm

Schwab GNMA Fundtm

Schwab® Treasury Inflation
Protected Securities Index Fund
(formerly, Schwab® Treasury Inflation Protected Securities Fund)

This page is intentionally left blank.

Five smart, cost-effective ways for investors to use
bonds in an asset allocation strategy.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended August 31, 2013

Schwab Short-Term Bond Market Fundtm (Ticker Symbol: SWBDX)	-0.49%

Barclays U.S. Government/Credit: 1-5 Years Index	-0.06%
Fund Category: Morningstar Short-Term Bond	0.32%

Performance Details	pages 6-7

Schwab Intermediate-Term Bond Fundtm (Ticker Symbol: SWIIX)	-1.68%

Barclays U.S. Aggregate Intermediate Bond Index	-1.46%
Fund Category: Morningstar Intermediate-Term Bond	-1.35%

Performance Details	pages 8-9

Schwab Total Bond Market Fundtm (Ticker Symbol: SWLBX)	-2.85%

Barclays U.S. Aggregate Bond Index	-2.47%
Fund Category: Morningstar Intermediate-Term Bond	-1.35%

Performance Details	pages 10-11

Schwab GNMA Fundtm (Ticker Symbol: SWGSX)	-3.55%

Barclays GNMA Index	-3.30%
Fund Category: Morningstar Intermediate Government	-3.23%

Performance Details	pages 12-13

Schwab® Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	-7.19%

Barclays U.S. TIPS Index	-6.97%
Fund Category: Morningstar Inflation Protected Bond	-6.54%

Performance Details	pages 14-15

Minimum Initial Investment[1]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Taxable Bond Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Bond Funds. These products are part of our core solutions for investing in fixed-income securities, and are designed to provide current income while serving as an important part of a well-diversified portfolio.

For the 12 months ended August 31, 2013, the funds generated negative returns that reflected a significant rise in bond yields toward the end of the period. The backdrop for these results included policies by the Federal Reserve intended to maintain a low interest rate environment and stimulate U.S. economic growth. However, with the housing market and other segments of the economy generally improving, the Fed revealed in May that it was starting to consider “tapering” some of its stimulative policies. Bond yields rose in response to this announcement, and bond returns, which generally move in the opposite direction, fell.

Amid this environment, Corporate bonds generated smaller losses than Treasuries. Generally improving credit conditions and increased stability in the euro zone helped high-yielding securities fall less in value than top-quality securities, while rising yields translated into larger losses for long-term bonds than for short-term bonds. In addition, Treasury Inflation-Protected Securities suffered sharply negative returns as inflation expectations decreased. Reflecting these conditions, the Barclays U.S. Aggregate Bond Index returned -2.5% for the 12 months ended August 31, 2013, and the Barclays U.S. TIPS Index returned -7.0%.

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Taxable Bond Funds 3

From the President continued

For the 12 months ended August 31, 2013, the funds generated negative returns that reflected a significant rise in bond yields toward the end of the period.

For more information about the Schwab Bond Funds, please continue reading this report. For shareholders of the Schwab Treasury Inflation Protected Securities Index Fund, please remember that the fund changed its name from the Schwab Treasury Inflation Protected Securities Fund in April 2013, while also changing its investment objective and principal investment strategies. You can find answers to frequently asked questions and further details about the Schwab Bond Funds by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab Taxable Bond Funds

Fund Management

Matthew Hastings, CFA, Managing Director and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and the Schwab Fixed Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Steven Hung, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Alfonso Portillo, Jr., Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Short-Term Bond Market Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Steven Chan, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. His primary focus is government securities, including Treasury inflation-protected securities. Mr. Chan has been a portfolio manager with CSIM since 2007, and has held a number of positions at the firm since beginning his tenure in 1996. His previous roles include managing the Portfolio Operations and Analytics group, and working as a senior manager in Finance. Prior to joining CSIM, Mr. Chan was a manager of finance at GT Capital Management.

Brandon Matsui, CFA, Managing Director and Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Matsui was an associate portfolio manager on the Beta Management team at BNY Mellon for 11 months. Prior to that, Mr. Matsui spent five years at BlackRock Solutions, where he served as an analyst in the portfolio analytics group, and also a risk analytics manager for their corporate, asset management, and pension clients.

Schwab Taxable Bond Funds 5

Schwab Short-Term Bond Market Fund™

The Schwab Short-Term Bond Market Fund (the fund) seeks high current income by tracking the performance of the Barclays U.S. Government/Credit: 1-5 Years Index (the comparative index). To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments designed to track the performance of the comparative index. The fund uses the comparative index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the comparative index.

The fund returned –0.49% for the 12-month period ended August 31, 2013, while the comparative index returned -0.06%.

Market Highlights. The generally favorable climate that U.S. bonds enjoyed for more than 30 years turned negative during the 12-month period, as concerns about the U.S. Federal Reserve (Fed) reducing or eliminating its efforts to stimulate the economy grew. Over the past year, although signs of improving economic conditions have emerged, the pace of improvement has been inconsistent.

Since late 2008, the Fed has been employing a variety of policies in an effort to prop up U.S. economic prospects and combat sluggish growth. Although over the past 12 months the Fed reaffirmed its commitment to maintaining the federal funds rate at low levels, in May, Fed Chairman Ben Bernanke signaled that the Fed was considering “tapering” its bond-buying program known as quantitative easing. Driven by investor concerns about potentially higher interest rates, bond yields rose sharply and bond prices and returns fell.

The euro zone’s ongoing sovereign debt crisis continued to be a significant driver of financial market activity globally, although the European Central Bank’s commitment to potentially buy government bonds of countries under pressure supported investors’ willingness to buy higher-yielding securities. Early in the 12-month period, global concern about developments in Europe led investors to gravitate toward traditional “safe-haven” securities like U.S. Treasuries, which helped push Treasury yields to historically low levels. However, after bouncing around throughout the period, 10-year Treasury yields closed at approximately 2.8% at the end of August 2013, close to their highest levels for the 12 months and more than a full percentage point above where they were in early September 2012.

Within the broad U.S. bond market, nearly all sectors generated negative returns for the 12 months. The Barclays U.S. Aggregate Bond Index returned –2.5%, reflecting the overall performance of the U.S. bond market. Longer-term bonds generally performed more poorly than shorter-term bonds, with bonds with one- to three-year maturities one of the few sectors within that index that managed to generate a positive return. In addition, the difference between the yields of short- and long-term securities grew during the period. Corporate bonds outperformed Treasuries during the period, in part due to generally stable corporate earnings and improving fundamentals, with that sector within the index returning –1.6%. The Treasury sector of the index returned approximately –3.1%, the U.S. Agency sector returned –2.0%, and the GNMA sector returned –3.3%.

Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses, transaction costs, and pricing differences between fund holdings and index pricing. Also, given the large number of securities in the comparative index, the fund employs a sampling strategy, which can lead to performance differences relative to the index.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

U.S. Government and Government Agencies	69.1%
Corporate Bonds	22.5%
Foreign Securities	7.1%
Other Investment Company	1.1%
Municipal Bonds	0.2%

By Credit Quality[2]

AAA	73.9%
AA	3.7%
A	9.2%
BBB	11.7%
BB	0.1%
Short-Term Ratings	1.1%
Unrated Securities	0.3%

Weighted Average Maturity[3]	2.8 Yrs
Weighted Average Duration[3]	2.7 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	See Glossary for definitions of maturity and duration.

6 Schwab Taxable Bond Funds

 Schwab Short-Term Bond Market Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2003 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Short-Term Bond Market Fundtm (11/5/91)	-0.49%	1.49%	1.86%
Barclays U.S. Government/Credit: 1-5 Years Index	-0.06%	3.20%	3.52%
Fund Category: Morningstar Short-Term Bond	0.32%	3.18%	3.01%

Fund Expense Ratios4: Net 0.29%; Gross 0.62%

 Yields1

30-Day SEC Yield[3]	0.65%

30-Day SEC Yield-No Waiver[5]	0.34%

12-Month Distribution Yield[3]	0.81%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds 7

Schwab Intermediate-Term Bond Fund™

The Schwab Intermediate-Term Bond Fund (the fund) seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments.

The fund returned -1.68% for the 12-month period ended August 31, 2013, while the Barclays U.S. Aggregate Intermediate Bond Index (the comparative index) returned –1.46%.

Market Highlights. The generally favorable climate that U.S. bonds enjoyed for more than 30 years turned negative during the 12-month period, as concerns about the U.S. Federal Reserve (Fed) reducing or eliminating its efforts to stimulate the economy grew. Over the past year, signs of improving economic conditions have emerged, although the pace of improvement has been inconsistent.

Since late 2008, the Fed has been employing a variety of policies in an effort to prop up U.S. economic prospects and combat sluggish growth. Although over the past 12 months the Fed reaffirmed its commitment to maintaining the federal funds rate at low levels, in May, Fed Chairman Ben Bernanke signaled that the Fed was considering “tapering” its bond-buying program known as quantitative easing. Driven by investor concerns about potentially higher interest rates, bond yields rose sharply and bond prices and returns fell.

Within the broad U.S. bond market, nearly all sectors generated negative returns for the 12 months. Corporate bonds outperformed Treasuries during the period, in part due to generally stable corporate earnings and improving fundamentals, with the Corporate sector within the comparative index returning –1.6%. The Treasury sector of the comparative index returned approximately –3.1%, the U.S. Agency sector returned –2.0%, and the U.S. MBS (mortgage-backed securities) sector returned –2.4%.

Positioning and Strategies. The fund’s exposure to changes in interest rates was generally close to that of the comparative index throughout the 12-month period. The fund’s underperformance was primarily attributable to expenses.

Because the Fed’s stimulative policies include significant monthly purchases of mortgage-backed securities, the overall prices of these securities were higher than they likely otherwise would have been. As a result, the fund invested in mortgage-backed securities that were expected to realize slower underlying prepayments aiming to achieve higher returns, maintaining an overweight versus the comparative index in 30-year mortgages with interest rates of 5.5% or greater, which generally exhibited slower prepayments than the comparative index and contributed to performance.

Throughout the period, the fund’s allocation to corporate bonds varied based on changing market conditions, either matching the weighting in the comparative index or exceeding it as opportunities arose. In addition, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The average month-end position in these securities was down from the end of the previous reporting period, at 6.5% for the fund, with a minimum exposure of 3.2% and maximum exposure of 8.6% during the 12-month period.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

Mortgage-Backed Securities[2]	36.1%
U.S. Government and Government Agencies	32.4%
Corporate Bonds	20.0%
Short-Term Investment	3.9%
Foreign Securities	3.6%
Commercial Mortgage Backed Securities	2.1%
Other Investment Company	1.4%
Asset-Backed Obligations	0.5%

By Credit Quality[3]

AAA	73.7%
AA	2.0%
A	6.9%
BBB	14.1%
BB	0.5%
Short-Term Ratings	1.4%
Unrated Securities	1.4%

Weighted Average Maturity[4]	4.7 Yrs
Weighted Average Duration[4]	4.1 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 6.3% of total investments on August 31, 2013.
[3]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[4]	See Glossary for definitions of maturity and duration.

8 Schwab Taxable Bond Funds

 Schwab Intermediate-Term Bond Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2007 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3,4

 Average Annual Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Intermediate-Term Bond Fundtm (10/31/07)	-1.68%	4.93%	4.93%
Barclays U.S. Aggregate Intermediate Bond Index	-1.46%	4.53%	4.57%
Fund Category: Morningstar Intermediate-Term Bond	-1.35%	5.60%	4.99%

Fund Expense Ratios5: Net 0.45%; Gross 0.62%

 Yields1

30-Day SEC Yield[3]	1.70%

30-Day SEC Yield-No Waiver[6]	1.51%

12-Month Distribution Yield[3]	3.75%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds 9

Schwab Total Bond Market Fund™

The Schwab Total Bond Market Fund (the fund) seeks high current income by tracking the performance of the Barclays U.S. Aggregate Bond Index (the comparative index). To pursue its goal, the fund primarily invests in a diversified portfolio of debt instruments designed to track the performance of the comparative index. The fund uses the comparative index as a guide in structuring the fund’s portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the comparative index.

The fund returned –2.85% for the 12-month period ended August 31, 2013, while the comparative index returned –2.47%.

Market Highlights. The generally favorable climate that U.S. bonds enjoyed for more than 30 years turned negative during the 12-month period, as concerns about the U.S. Federal Reserve (Fed) reducing or eliminating its efforts to stimulate the economy grew. Over the past year, although signs of improving economic conditions have emerged, the pace of improvement has been inconsistent.

Since late 2008, the Fed has been employing a variety of policies in an effort to prop up U.S. economic prospects and combat sluggish growth. Although over the past 12 months the Fed reaffirmed its commitment to maintaining the federal funds rate at low levels, in May, Fed Chairman Ben Bernanke signaled that the Fed was considering “tapering” its bond-buying program known as quantitative easing. Driven by investor concerns about potentially higher interest rates, bond yields rose sharply and bond prices and returns fell.

Within the broad U.S. bond market, nearly all sectors generated negative returns for the 12 months. Longer-term bonds generally performed more poorly than shorter-term bonds, with bonds with one- to three-year maturities one of the few sectors within the comparative index that managed to generate a positive return. In addition, the difference between the yields of short- and long-term securities grew during the period. Corporate bonds outperformed Treasuries during the period, in part due to generally stable corporate earnings and improving fundamentals, with that sector within the comparative index returning –1.6%. The Treasury sector of the index returned approximately –3.1%, the U.S. Agency sector returned –2.0%, and the U.S. MBS (mortgage-backed securities) sector returned –2.4%.

Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses, transaction costs, and pricing differences between fund holdings and index pricing. Also, given the large number of securities in the comparative index, the fund employs a sampling strategy, which can lead to performance differences relative to the index. In addition, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. Average month-end positions in these securities were 6.2% for the fund, with a maximum exposure of 10.0% during the 12-month period.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

U.S. Government and Government Agencies	38.9%
Mortgage-Backed Securities[2]	28.1%
Corporate Bonds	20.6%
Foreign Securities	4.7%
Short-Term Investments	4.2%
Commercial Mortgage Backed Securities	1.7%
Municipal Bonds	0.9%
Other Investment Company	0.5%
Asset-Backed Obligations	0.4%

By Credit Quality[3]

AAA	74.7%
AA	2.8%
A	9.3%
BBB	11.9%
BB	0.3%
B	0.1%
Below B	0.1%
Short-Term Ratings	0.6%
Unrated Securities	0.2%

Weighted Average Maturity[4]	6.9 Yrs
Weighted Average Duration[4]	5.2 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 3.7% of total investments on August 31, 2013.
[3]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[4]	See Glossary for definitions of maturity and duration.

10 Schwab Taxable Bond Funds

 Schwab Total Bond Market Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2003 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Bond Market Fundtm (3/5/93)	-2.85%	3.39%	3.31%
Barclays U.S. Aggregate Bond Index	-2.47%	4.93%	4.77%
Fund Category: Morningstar Intermediate-Term Bond	-1.35%	5.60%	4.62%

Fund Expense Ratios4: Net 0.29%; Gross 0.56%

 Yields1

30-Day SEC Yield[3]	1.97%

30-Day SEC Yield-No Waiver[5]	1.71%

12-Month Distribution Yield[3]	2.45%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds 11

Schwab GNMA Fund™

The Schwab GNMA Fund (the fund) seeks high current income consistent with preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in Government National Mortgage Association (GNMA) securities.

The fund returned –3.55% for the 12-month period ended August 31, 2013, while the Barclays GNMA Index (the comparative index) returned –3.30%.

Market Highlights. The generally favorable climate that U.S. bonds enjoyed for more than 30 years turned negative during the 12-month period, as concerns about the U.S. Federal Reserve (Fed) reducing or eliminating its efforts to stimulate the economy grew. Over the past year, although signs of improving economic conditions have emerged, the pace of improvement has been inconsistent.

Since late 2008, the Fed has been employing a variety of policies in an effort to prop up U.S. economic prospects and combat sluggish growth. Although over the past 12 months the Fed reaffirmed its commitment to maintaining the federal funds rate at low levels, in May, Fed Chairman Ben Bernanke signaled that the Fed was considering “tapering” its bond-buying program known as quantitative easing. Driven by investor concerns about potentially higher interest rates, bond yields rose sharply and bond prices and returns fell.

Within the broad U.S. bond market, nearly all sectors generated negative returns for the 12 months. The Barclays U.S. Aggregate Bond Index returned –2.5%, reflecting the overall performance of the U.S. bond market. Longer-term bonds generally performed more poorly than shorter-term bonds, with bonds with one- to three-year maturities one of the few sectors within the broader index that managed to generate a positive return. In addition, the difference between the yields of short- and long-term securities grew during the period. The U.S. MBS (mortgage-backed securities) sector of the index returned –2.4%, the MBS Fixed Rate sector returned –2.4% and the GNMA sector returned –3.3%.

Positioning and Strategies. The primary detractor to the fund’s relative return was due to its holding of long-duration, low-coupon pools at market weight. Because the Fed’s stimulative policies include significant monthly purchases of mortgage-backed securities, the overall prices of these securities was higher than they likely otherwise would have been. As a result, the fund invested in mortgage-backed securities that were expected to realize slower underlying prepayments aiming to achieve higher returns. The fund accomplished this strategy by maintaining an overweight versus the comparative index in 30-year mortgages with interest rates of 5.5% or greater, which generally exhibited slower prepayments than the comparative index and contributed to performance.

In addition, the fund held positions in TBAs, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The average month-end position in these securities was down from the end of the previous reporting period, at 12.2% for the fund, with a minimum exposure of 7.2% and maximum exposure of 15.3% during the 12-month period.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

Mortgage-Backed Securities[2]	92.9%
Short-Term Investment	5.3%
Other Investment Company	1.8%

By Credit Quality[3]

AAA	93.6%
Short-Term Ratings	2.0%
Unrated Securities	4.4%

Weighted Average Maturity[4]	6.6 Yrs
Weighted Average Duration[4]	5.1 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 16.8% of total investments on August 31, 2013.
[3]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[4]	See Glossary for definitions of maturity and duration.

12 Schwab Taxable Bond Funds

 Schwab GNMA Fundtm

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2003 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3,4

 Average Annual Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab GNMA Fundtm (3/3/03)	-3.55%	4.24%	4.42%
Barclays GNMA Index	-3.30%	4.71%	4.83%
Fund Category: Morningstar Intermediate Government	-3.23%	4.06%	3.88%

Fund Expense Ratios5: Net 0.55%; Gross 0.60%

 Yields1

30-Day SEC Yield[3]	1.93%

30-Day SEC Yield-No Waiver[6]	1.86%

12-Month Distribution Yield[3]	3.13%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds 13

Schwab® Treasury Inflation Protected Securities Index Fund

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets in securities included in the comparative index.

The fund returned –7.19% for the 12-month period ended August 31, 2013, while the comparative index returned –6.97%.

Market Highlights. The generally favorable climate that U.S. bonds enjoyed for more than 30 years turned negative during the 12-month period, as concerns about the U.S. Federal Reserve (Fed) reducing or eliminating its efforts to stimulate the economy grew. Over the past year, although signs of improving economic conditions have emerged, the pace of improvement has been inconsistent. Real economic growth (gross domestic product adjusted for inflation) fell from an annualized rate of 2.8% during the third quarter of 2012 to only 0.1% during the final quarter of that year, but eventually rebounded to an estimated annualized rate of 2.5% for the second quarter of 2013.

Since late 2008, the Fed has been employing a variety of policies in an effort to prop up U.S. economic prospects and combat sluggish growth. To help accomplish this goal, the Fed has kept the federal funds rate (an important gauge for short-term interest rates) pegged to a target of between 0% and 0.25%. Although over the past 12 months the Fed reaffirmed its commitment to maintaining the federal funds rate at low levels, in May, Fed Chairman Ben Bernanke signaled that the Fed was considering “tapering” its bond-buying program known as quantitative easing. Driven by investor concerns about potentially higher interest rates, bond yields rose sharply and bond prices and returns fell.

Early in the 12-month period, global concern about developments in Europe led investors to gravitate toward traditional “safe-haven” securities like U.S. Treasuries, which helped push Treasury yields to historically low levels. However, after bouncing around throughout the period, 10-year Treasury yields closed at approximately 2.8% at the end of August 2013, close to their highest levels for the 12 months and more than a full percentage point above where they were in early September 2012.

Within the broad U.S. bond market, nearly all sectors generated negative returns for the 12 months. The Barclays U.S. Aggregate Bond Index returned –2.5%, reflecting the overall performance of the U.S. bond market. Longer-term bonds generally performed more poorly than shorter-term bonds, with bonds with one- to three-year maturities one of the few sectors within the broader index that managed to generate a positive return. In addition, the difference between the yields of short- and long-term securities grew during the period. The Treasury sector of the index returned approximately –3.1%.

The greatest impact on the TIPS market during the period was as a result of worries over the timing and extent of the Fed’s potential reduction in their purchases of mortgage-backed and Treasury securities, known as quantitative easing. Growing concerns over the potential impact of any reductions, along with moderating concern regarding inflation expectations, affected the TIPS market—particularly evident in the second half of the reporting period, when yields rose. With “real” yields (yields that exclude inflation expectations) on TIPS rising even more quickly than “nominal” yields (yields that include inflation expectations) on standard Treasuries, TIPS generated particularly weak performances.

Positioning and Strategies. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses. In addition, as was generally the case with funds that substantially invest in TIPS, the fund experienced significant outflows (assets under management declined 26%) during the report period.

As of 8/31/13:

 Portfolio Composition % of investments

These tables show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type[1]

U.S. Government Securities	99.9%
Other Investment Company	0.1%

By Credit Quality[2]

AAA	99.9%
Short-Term Ratings	0.1%

Weighted Average Maturity[3]	8.5 Yrs
Weighted Average Duration[3]	7.6 Yrs

Management views and portfolio holdings may have changed since the report date.

[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	See Glossary for definitions of maturity and duration.

14 Schwab Taxable Bond Funds

 Schwab® Treasury Inflation Protected Securities Index Fund

Performance and Fund Facts as of 8/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 31, 2006 – August 31, 2013
Performance of Hypothetical
$10,000 Investment1,3,4

 Average Annual Returns1,2,3,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Treasury Inflation Protected Securities Index Fund (3/31/06)	-7.19%	3.61%	4.79%
Barclays U.S. TIPS Index	-6.97%	4.19%	5.44%
Fund Category: Morningstar Inflation Protected Bond	-6.54%	3.34%	4.49%

Fund Expense Ratios5: Net 0.19%; Gross 0.64%

 Yields1

30-Day SEC Yield[3]	2.81%

30-Day SEC Yield-No Waiver[6]	1.99%

12-Month Distribution Yield[3]	1.74%

Management views and portfolio holdings may have changed since the report date.

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[4]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[5]	As stated in the prospectus in effect on February 28, 2013. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2013 and held through August 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/13	at 8/31/13	3/1/13–8/31/13

Schwab Short-Term Bond Market Fundtm
Actual Return	0.29%	$1,000.00	$992.10	$1.46
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab Intermediate-Term Bond Fundtm
Actual Return	0.46%	$1,000.00	$979.30	$2.29
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.89	$2.35

Schwab Total Bond Market Fundtm
Actual Return	0.29%	$1,000.00	$971.60	$1.44
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab GNMA Fundtm
Actual Return	0.57%	$1,000.00	$969.10	$2.84
Hypothetical 5% Return	0.57%	$1,000.00	$1,022.32	$2.92

Schwab® Treasury Inflation Protected Securities Index Fund
Actual Return	0.21%	$1,000.00	$924.20	$1.04
Hypothetical 5% Return	0.21%	$1,000.00	$1,024.13	$1.09

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Taxable Bond Funds

Schwab Short-Term Bond Market Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.33	9.27	9.19	8.93	9.30

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.10	0.12	0.18	0.29
Net realized and unrealized gains (losses)	(0.12)	0.06	0.08	0.26	(0.37)

Total from investment operations	(0.05)	0.16	0.20	0.44	(0.08)
Less distributions:
Distributions from net investment income	(0.07)	(0.10)	(0.12)	(0.18)	(0.29)

Net asset value at end of period	9.21	9.33	9.27	9.19	8.93

Total return (%)	(0.49)	1.74	2.23	4.92	(0.85)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.49 [1]	0.55	0.55
Gross operating expenses	0.61	0.62	0.62	0.62	0.62
Net investment income (loss)	0.80	1.07	1.34	1.95	3.23
Portfolio turnover rate[2]	77	92	94	173	231
Net assets, end of period ($ x 1,000,000)	439	443	267	258	261

1 Effective June 16, 2011, the net operating expense limitation was lowered. The ratio presented for period ended 8/31/11 is a blended ratio.
2 Includes to-be-announced (TBA) transactions (if any). See financial note 2.

See financial notes 17

 Schwab Short-Term Bond Market Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

69.5%	U.S. Government and Government Agencies	305,749,810	305,096,724
7.2%	Foreign Securities	31,597,929	31,711,456
22.5%	Corporate Bonds	98,738,527	98,855,786
0.2%	Municipal Bonds	690,482	688,788
1.1%	Other Investment Company	4,841,895	4,841,895

100.5%	Total Investments	441,618,643	441,194,649
0.1%	Collateral Invested for Securities on Loan	242,333	242,333
(0.6%)	Other Assets and Liabilities, Net		(2,315,500)

100.0%	Net Assets		439,121,482

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government and Government Agencies 69.5% of net assets

U.S. Government Agency Securities 8.8%
Fannie Mae
0.75%, 12/19/14	1,250,000	1,257,975
0.38%, 03/16/15	3,500,000	3,503,220
0.40%, 07/30/15 (b)	2,000,000	1,996,776
0.50%, 09/28/15	500,000	500,380
2.38%, 04/11/16	3,250,000	3,390,764
1.25%, 09/28/16	1,000,000	1,010,272
1.20%, 07/17/17 (b)	1,500,000	1,467,969
0.88%, 08/28/17	1,000,000	981,911
0.88%, 10/26/17	1,500,000	1,463,235
1.13%, 05/25/18 (b)	1,000,000	967,422
Federal Farm Credit Bank
0.55%, 08/17/15	1,000,000	1,000,449
4.88%, 12/16/15	150,000	164,786
Federal Home Loan Bank
0.25%, 02/20/15	1,500,000	1,498,737
0.38%, 08/28/15	2,250,000	2,248,290
4.88%, 05/17/17	1,500,000	1,700,701
1.00%, 06/21/17	1,000,000	990,464
Freddie Mac
0.50%, 04/17/15	1,000,000	1,002,813
1.75%, 09/10/15	500,000	513,202
0.45%, 01/15/16 (b)	1,000,000	996,346
2.50%, 05/27/16	2,000,000	2,093,944
0.70%, 06/27/16 (b)	2,500,000	2,487,645
2.00%, 08/25/16	2,000,000	2,066,394
1.00%, 03/08/17	1,000,000	994,277
1.00%, 06/29/17	1,750,000	1,733,070
1.03%, 11/28/17 (b)	975,000	947,337
0.88%, 03/07/18	1,800,000	1,740,341

		38,718,720

U.S. Treasury Obligations 60.7%
U.S. Treasury Bond
10.63%, 08/15/15	2,000,000	2,397,460
U.S. Treasury Notes
0.25%, 09/15/14	12,500,000	12,512,212
0.25%, 09/30/14	3,000,000	3,002,871
2.38%, 09/30/14	1,600,000	1,637,875
2.38%, 10/31/14	2,500,000	2,563,380
4.25%, 11/15/14	3,000,000	3,145,488
0.25%, 11/30/14	2,000,000	2,001,250
2.13%, 11/30/14	2,000,000	2,047,852
0.25%, 12/15/14	3,500,000	3,501,914
0.13%, 12/31/14	4,000,000	3,995,312
2.63%, 12/31/14	2,500,000	2,579,443
2.25%, 01/31/15	5,000,000	5,140,920
0.25%, 02/15/15	6,000,000	5,999,298
0.38%, 03/15/15	2,400,000	2,403,516
0.38%, 04/15/15	4,600,000	4,605,479
2.50%, 04/30/15	5,500,000	5,698,836
0.25%, 05/15/15	6,000,000	5,992,500
0.25%, 05/31/15	2,000,000	1,997,226
2.13%, 05/31/15	2,500,000	2,577,685
0.38%, 06/15/15	1,250,000	1,250,586
1.88%, 06/30/15	3,850,000	3,956,402
0.25%, 07/15/15	10,000,000	9,978,520
0.25%, 07/31/15	2,500,000	2,494,288
1.75%, 07/31/15	750,000	769,526
0.25%, 08/15/15	4,000,000	3,989,140
0.38%, 08/31/15	3,750,000	3,748,095
1.25%, 08/31/15	4,000,000	4,067,500
0.25%, 09/15/15	4,500,000	4,485,937
1.25%, 09/30/15	1,000,000	1,017,305
0.25%, 10/15/15	2,000,000	1,992,266
1.25%, 10/31/15	3,000,000	3,052,032
1.38%, 11/30/15	4,000,000	4,080,468
0.25%, 12/15/15	4,000,000	3,977,968
2.13%, 12/31/15	1,750,000	1,815,830
0.38%, 01/15/16	4,000,000	3,986,092
2.00%, 01/31/16	335,000	346,803
0.38%, 02/15/16	3,000,000	2,987,109
2.13%, 02/29/16	1,000,000	1,038,750
2.63%, 02/29/16	750,000	788,291
0.38%, 03/15/16	1,000,000	994,766
2.25%, 03/31/16	1,000,000	1,042,461
2.38%, 03/31/16	1,500,000	1,568,204
0.25%, 04/15/16	1,200,000	1,188,610
2.00%, 04/30/16	2,000,000	2,072,110
0.25%, 05/15/16	1,000,000	989,336
1.75%, 05/31/16	4,000,000	4,116,248
3.25%, 05/31/16	1,000,000	1,070,078
0.50%, 06/15/16	1,200,000	1,193,953
1.50%, 06/30/16	5,500,000	5,620,956
0.63%, 07/15/16	4,500,000	4,487,166
1.50%, 07/31/16	1,100,000	1,123,718
0.63%, 08/15/16	4,000,000	3,982,656
4.88%, 08/15/16	1,750,000	1,959,316
1.00%, 08/31/16	4,500,000	4,528,125
3.00%, 08/31/16	1,000,000	1,065,469
1.00%, 09/30/16	2,000,000	2,010,860
3.13%, 10/31/16	4,500,000	4,817,461
4.63%, 11/15/16	3,500,000	3,912,618

18 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
2.75%, 11/30/16	2,500,000	2,647,460
3.25%, 12/31/16	7,500,000	8,066,602
1.00%, 03/31/17	5,000,000	4,989,060
0.88%, 04/30/17	4,500,000	4,464,315
3.13%, 04/30/17	600,000	643,922
0.63%, 05/31/17	9,000,000	8,829,846
0.75%, 06/30/17	2,000,000	1,968,124
0.50%, 07/31/17	5,000,000	4,864,650
2.38%, 07/31/17	1,000,000	1,044,922
0.63%, 08/31/17	7,000,000	6,829,102
0.63%, 09/30/17	3,500,000	3,408,535
0.75%, 10/31/17	2,000,000	1,954,062
0.63%, 11/30/17	3,500,000	3,395,819
2.25%, 11/30/17	1,500,000	1,557,305
0.75%, 12/31/17	6,500,000	6,327,854
0.88%, 01/31/18	4,750,000	4,641,643
0.75%, 02/28/18	1,250,000	1,212,793
0.75%, 03/31/18	1,000,000	968,164
0.63%, 04/30/18	3,000,000	2,882,931
1.00%, 05/31/18	5,000,000	4,881,445
1.38%, 06/30/18	2,500,000	2,479,493
1.38%, 07/31/18	3,000,000	2,971,641
1.50%, 08/31/18	4,000,000	3,980,780

		266,378,004

Total U.S. Government and Government Agencies
(Cost $305,749,810)		305,096,724

Foreign Securities 7.2% of net assets

Foreign Agencies 2.5%

Austria 0.1%
Oesterreichische Kontrollbank AG
1.13%, 07/06/15	200,000	202,212
1.75%, 10/05/15	300,000	306,937

		509,149

Brazil 0.1%
Petrobras Global Finance BV
3.00%, 01/15/19	250,000	230,577
Petrobras International Finance Co.
2.88%, 02/06/15	300,000	304,937

		535,514

Canada 0.1%
Export Development Canada
2.25%, 05/28/15	200,000	206,088

Germany 1.4%
Kreditanstalt Fuer Wiederaufbau
2.63%, 03/03/15 (d)	1,650,000	1,705,524
2.63%, 02/16/16 (d)	1,250,000	1,307,902
2.00%, 06/01/16 (d)	1,000,000	1,031,788
4.88%, 01/17/17 (d)	1,550,000	1,743,725
4.50%, 07/16/18 (d)	250,000	281,636

		6,070,575

Japan 0.3%
Japan Finance Corp.
2.88%, 02/02/15	300,000	310,067
2.25%, 07/13/16	750,000	775,543
Japan Finance Organization for Municipalities
5.00%, 05/16/17	200,000	227,154

		1,312,764

Mexico 0.1%
Pemex Project Funding Master Trust
5.75%, 03/01/18	250,000	275,625
Petroleos Mexicanos
4.88%, 03/15/15	250,000	264,125

		539,750

Norway 0.0%
Statoil A.S.A.
1.15%, 05/15/18	200,000	192,395

Republic of Korea 0.3%
Export-Import Bank of Korea
5.88%, 01/14/15	400,000	425,074
4.00%, 01/11/17	600,000	635,145
The Korea Development Bank
3.50%, 08/22/17	200,000	207,027

		1,267,246

Sweden 0.1%
Svensk Exportkredit AB
1.75%, 05/30/17	150,000	151,657
1.13%, 04/05/18	250,000	242,244

		393,901

		11,027,382

Foreign Local Government 0.7%

Canada 0.7%
Hydro Quebec
2.00%, 06/30/16	300,000	308,191
Province of British Columbia
2.85%, 06/15/15	300,000	312,754
Province of Manitoba
1.13%, 06/01/18	150,000	145,070
Province of Nova Scotia
5.13%, 01/26/17	250,000	281,135
Province of Ontario
1.88%, 09/15/15	550,000	563,348
2.30%, 05/10/16	300,000	310,342
3.15%, 12/15/17	500,000	530,882
1.20%, 02/14/18	500,000	487,405

		2,939,127

Sovereign 0.8%

Brazil 0.2%
Federative Republic of Brazil
7.88%, 03/07/15	300,000	329,250
6.00%, 01/17/17	600,000	669,600

		998,850

Canada 0.1%
Canada Government International Bond
0.88%, 02/14/17	300,000	298,813

Colombia 0.1%
Republic of Colombia
7.38%, 01/27/17	300,000	351,000

Italy 0.1%
Republic of Italy
3.13%, 01/26/15	500,000	512,074
4.75%, 01/25/16	100,000	105,940
5.38%, 06/12/17	300,000	324,818

		942,832

See financial notes 19

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Mexico 0.1%
United Mexican States
6.63%, 03/03/15	450,000	487,125

Panama 0.1%
Republic of Panama
7.25%, 03/15/15	250,000	272,000

Republic of Korea 0.1%
Republic of Korea
5.13%, 12/07/16	250,000	278,605

		3,629,225

Supranational 3.2%
African Development Bank
6.88%, 10/15/15	250,000	276,688
Asian Development Bank
2.63%, 02/09/15	650,000	670,893
2.50%, 03/15/16	500,000	522,621
Corp. Andina de Fomento S.A.
5.75%, 01/12/17	100,000	109,858
Council of Europe Development Bank
1.50%, 02/22/17	400,000	403,340
European Bank for Reconstruction & Development
1.63%, 09/03/15	200,000	204,253
1.00%, 02/16/17	600,000	598,058
European Investment Bank
2.88%, 01/15/15	1,000,000	1,033,909
1.63%, 09/01/15	300,000	306,690
4.88%, 02/16/16	600,000	658,925
2.25%, 03/15/16	750,000	777,628
2.50%, 05/16/16	500,000	521,406
5.13%, 09/13/16	350,000	393,294
4.88%, 01/17/17	900,000	1,008,972
1.75%, 03/15/17	800,000	814,281
1.00%, 06/15/18	400,000	385,016
Inter-American Development Bank
0.88%, 03/15/18	1,250,000	1,208,634
International Bank for Reconstruction & Development
2.38%, 05/26/15	300,000	310,382
2.13%, 03/15/16	750,000	777,470
0.88%, 04/17/17	1,200,000	1,194,334
International Finance Corp.
2.25%, 04/11/16	200,000	207,440
2.13%, 11/17/17	650,000	667,731
1.75%, 09/04/18	400,000	399,981
Nordic Investment Bank
2.50%, 07/15/15	400,000	414,759
1.00%, 03/07/17 (e)	250,000	249,159

		14,115,722

Total Foreign Securities
(Cost $31,597,929)		31,711,456

Corporate Bonds 22.5% of net assets

Finance 10.2%

Banking 7.5%
Abbey National Treasury Services PLC
4.00%, 04/27/16	250,000	265,260
3.05%, 08/23/18	150,000	150,739
American Express Centurion Bank
6.00%, 09/13/17	250,000	287,390
American Express Co.
6.80%, 09/01/66 (a)(b)	200,000	214,350
American Express Credit Corp.
2.75%, 09/15/15	250,000	259,155
2.13%, 07/27/18	350,000	348,262
Bank of America Corp.
1.50%, 10/09/15	500,000	501,352
6.50%, 08/01/16	125,000	141,057
3.88%, 03/22/17	250,000	263,752
6.00%, 09/01/17	750,000	843,224
5.75%, 12/01/17	1,000,000	1,119,958
2.00%, 01/11/18	650,000	631,630
Bank of Nova Scotia
3.40%, 01/22/15	275,000	285,343
1.38%, 07/15/16	300,000	301,290
Bank One Corp.
4.90%, 04/30/15	300,000	318,166
Barclays Bank PLC
3.90%, 04/07/15	350,000	365,740
BB&T Corp.
5.20%, 12/23/15	175,000	190,502
4.90%, 06/30/17	250,000	271,885
BNP Paribas S.A.
3.60%, 02/23/16	500,000	525,561
Canadian Imperial Bank of Commerce
2.35%, 12/11/15	200,000	206,270
Capital One Financial Corp.
2.15%, 03/23/15	350,000	355,749
6.75%, 09/15/17	200,000	233,440
Citigroup, Inc.
4.70%, 05/29/15	750,000	793,573
1.70%, 07/25/16	1,000,000	1,000,513
4.45%, 01/10/17	500,000	538,742
6.00%, 08/15/17	500,000	566,493
6.13%, 05/15/18	600,000	689,081
Credit Suisse USA, Inc.
5.13%, 08/15/15	500,000	540,641
5.38%, 03/02/16	350,000	384,118
Deutsche Bank AG
3.45%, 03/30/15	250,000	260,238
3.25%, 01/11/16	300,000	313,696
Fifth Third Bancorp
3.63%, 01/25/16	300,000	315,614
HSBC USA, Inc.
1.63%, 01/16/18	200,000	194,159
JPMorgan Chase & Co.
5.25%, 05/01/15	750,000	798,628
3.45%, 03/01/16	250,000	262,860
3.15%, 07/05/16	300,000	313,664
2.00%, 08/15/17	250,000	248,752
6.00%, 01/15/18	400,000	458,158
1.80%, 01/25/18	200,000	195,089
KeyCorp
3.75%, 08/13/15	250,000	263,176
Lloyds TSB Bank PLC
4.20%, 03/28/17	400,000	424,964
Merrill Lynch & Co., Inc.
6.05%, 05/16/16	850,000	930,258
6.88%, 04/25/18	400,000	465,649
Morgan Stanley
5.38%, 10/15/15	1,000,000	1,077,206
1.75%, 02/25/16	750,000	750,332
6.25%, 08/28/17	1,000,000	1,130,368
5.95%, 12/28/17	300,000	336,159

20 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
National Australia Bank Ltd.
1.60%, 08/07/15	250,000	254,007
PNC Funding Corp.
4.25%, 09/21/15	500,000	533,344
Rabobank Nederland
3.38%, 01/19/17	150,000	158,085
Regions Financial Corp.
2.00%, 05/15/18 (b)	250,000	239,415
Royal Bank of Canada
1.15%, 03/13/15	250,000	252,010
2.63%, 12/15/15	300,000	311,927
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	500,000	509,998
State Street Corp.
2.88%, 03/07/16	200,000	208,894
Svenska Handelsbanken AB
2.88%, 04/04/17	300,000	309,410
The Bank of New York Mellon Corp.
1.97%, 06/20/17 (a)	500,000	501,935
The Bear Stearns Cos. LLC
5.55%, 01/22/17	500,000	550,308
6.40%, 10/02/17	500,000	577,557
The Goldman Sachs Group, Inc.
5.35%, 01/15/16	300,000	326,021
6.25%, 09/01/17	250,000	282,716
5.95%, 01/18/18	1,000,000	1,119,816
6.15%, 04/01/18	1,250,000	1,414,601
Toronto-Dominion Bank
2.50%, 07/14/16	250,000	259,236
UBS AG
5.88%, 12/20/17	175,000	201,485
5.75%, 04/25/18	100,000	114,940
Union Bank NA
3.00%, 06/06/16	250,000	261,027
US Bancorp
1.65%, 05/15/17 (b)	300,000	298,689
Wells Fargo & Co.
4.75%, 02/09/15	850,000	896,336
5.75%, 05/16/16	300,000	334,151
5.13%, 09/15/16	250,000	275,230
5.63%, 12/11/17	1,000,000	1,141,677
Westpac Banking Corp.
4.20%, 02/27/15	500,000	525,239

		33,190,260

Brokerage 0.2%
BlackRock, Inc.
3.50%, 12/10/14	200,000	207,398
Jefferies Group, Inc.
3.88%, 11/09/15	150,000	156,268
5.50%, 03/15/16	65,000	70,200
Nomura Holdings, Inc.
5.00%, 03/04/15	200,000	210,269
TD Ameritrade Holding Co.
4.15%, 12/01/14	150,000	156,565

		800,700

Finance Company 0.8%
GATX Corp.
4.75%, 05/15/15	150,000	158,127
General Electric Capital Corp.
2.15%, 01/09/15	1,000,000	1,020,200
1.50%, 07/12/16	300,000	301,325
2.30%, 04/27/17	1,100,000	1,116,090
5.63%, 05/01/18	300,000	342,615
HSBC Finance Corp.
5.00%, 06/30/15	300,000	319,002
5.50%, 01/19/16	150,000	164,108

		3,421,467

Insurance 1.2%
ACE INA Holdings, Inc.
5.70%, 02/15/17	350,000	393,607
American International Group, Inc.
3.00%, 03/20/15	100,000	102,914
2.38%, 08/24/15	100,000	101,285
5.05%, 10/01/15	100,000	108,098
4.88%, 09/15/16	200,000	218,342
5.85%, 01/16/18	150,000	169,537
Berkshire Hathaway Finance Corp.
4.85%, 01/15/15	500,000	529,263
1.60%, 05/15/17	100,000	100,348
Cigna Corp.
2.75%, 11/15/16	250,000	259,062
5.38%, 03/15/17	100,000	111,287
CNA Financial Corp.
6.50%, 08/15/16	150,000	169,429
Genworth Holdings, Inc.
4.95%, 10/01/15	250,000	272,751
Hartford Financial Services Group, Inc.
5.38%, 03/15/17	500,000	549,268
ING US, Inc.
2.90%, 02/15/18	500,000	495,001
Prudential Financial, Inc.
6.00%, 12/01/17	400,000	460,436
The Chubb Corp.
6.38%, 03/29/67 (a)(b)	100,000	108,750
The Travelers Co., Inc.
5.50%, 12/01/15	400,000	441,172
UnitedHealth Group, Inc.
1.40%, 10/15/17	200,000	195,266
WellPoint, Inc.
5.25%, 01/15/16	100,000	109,126
2.30%, 07/15/18	200,000	197,885

		5,092,827

Other Financial 0.0%
ORIX Corp.
4.71%, 04/27/15	150,000	157,442

Real Estate Investment Trust 0.5%
Health Care REIT, Inc.
3.63%, 03/15/16	600,000	628,586
ProLogis LP
2.75%, 02/15/19 (b)	250,000	248,090
Simon Property Group LP
5.10%, 06/15/15	350,000	376,390
5.25%, 12/01/16 (b)	100,000	111,455
2.15%, 09/15/17 (b)	150,000	150,911
Ventas Realty LP
3.13%, 11/30/15	500,000	522,883

		2,038,315

		44,701,011

Industrial 10.7%

Basic Industry 0.8%
Airgas, Inc.
1.65%, 02/15/18 (b)	250,000	242,113
Alcoa, Inc.
5.55%, 02/01/17	150,000	159,526

See financial notes 21

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Barrick Gold Corp.
2.50%, 05/01/18 (c)	250,000	235,708
BHP Billiton Finance (USA) Ltd.
1.00%, 02/24/15	400,000	402,875
1.63%, 02/24/17	100,000	99,639
CF Industries Holdings, Inc.
6.88%, 05/01/18	100,000	116,703
Domtar Corp.
10.75%, 06/01/17	75,000	94,427
Eastman Chemical Co.
2.40%, 06/01/17	300,000	301,788
EI Du Pont de Nemours & Co.
5.25%, 12/15/16	250,000	281,312
Freeport-McMoRan Copper & Gold, Inc.
1.40%, 02/13/15	100,000	100,116
International Paper Co.
5.30%, 04/01/15	150,000	159,698
Monsanto Co.
2.75%, 04/15/16	200,000	208,409
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	150,000	152,187
Rio Tinto Finance USA PLC
1.13%, 03/20/15	250,000	250,483
1.63%, 08/21/17 (b)	200,000	195,269
The Dow Chemical Co.
5.70%, 05/15/18	350,000	401,771
Vale Overseas Ltd.
6.25%, 01/23/17	300,000	332,864

		3,734,888

Capital Goods 0.9%
3M Co.
1.38%, 09/29/16	150,000	151,824
Boeing Capital Corp.
2.13%, 08/15/16 (b)	100,000	103,075
Caterpillar Financial Services Corp.
4.63%, 06/01/15	350,000	373,302
1.25%, 11/06/17	350,000	341,574
CRH America, Inc.
6.00%, 09/30/16	75,000	84,361
Eaton Corp.
0.95%, 11/02/15	350,000	349,638
5.60%, 05/15/18	150,000	170,097
Emerson Electric Co.
5.00%, 12/15/14	200,000	211,372
General Dynamics Corp.
2.25%, 07/15/16	100,000	103,139
General Electric Co.
0.85%, 10/09/15	100,000	100,045
5.25%, 12/06/17	500,000	566,082
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19 (c)	150,000	148,320
John Deere Capital Corp.
5.50%, 04/13/17	150,000	168,492
2.80%, 09/18/17	350,000	362,699
Lockheed Martin Corp.
2.13%, 09/15/16	100,000	102,047
Northrop Grumman Corp.
1.75%, 06/01/18	200,000	194,624
Owens Corning, Inc.
6.50%, 12/01/16	100,000	111,699
The Boeing Co.
0.95%, 05/15/18	100,000	95,306
United Technologies Corp.
1.80%, 06/01/17	300,000	301,921
Waste Management, Inc.
6.38%, 03/11/15	100,000	107,994

		4,147,611

Communications 1.7%
America Movil, S.A.B. de CV
3.63%, 03/30/15	150,000	155,541
2.38%, 09/08/16	250,000	254,658
American Tower Corp.
3.40%, 02/15/19	150,000	150,202
AT&T, Inc.
2.50%, 08/15/15	400,000	412,320
0.90%, 02/12/16	150,000	149,094
2.40%, 08/15/16	200,000	205,798
1.40%, 12/01/17	400,000	389,134
5.50%, 02/01/18	250,000	284,088
British Telecommunications PLC
2.00%, 06/22/15	100,000	101,737
1.63%, 06/28/16	250,000	251,534
Comcast Corp.
6.50%, 01/15/17	100,000	115,818
6.30%, 11/15/17	350,000	411,755
COX Communications, Inc.
5.50%, 10/01/15	100,000	108,112
DIRECTV Holdings LLC
3.13%, 02/15/16	300,000	309,088
2.40%, 03/15/17	250,000	248,554
NBCUniversal Media LLC
3.65%, 04/30/15	500,000	524,036
News America, Inc.
5.30%, 12/15/14	100,000	105,750
Omnicom Group, Inc.
5.90%, 04/15/16	150,000	167,362
Qwest Corp.
7.50%, 10/01/14	200,000	212,273
Telefonica Emisiones S.A.U.
4.95%, 01/15/15	500,000	521,122
3.99%, 02/16/16	275,000	284,660
Time Warner Cable, Inc.
3.50%, 02/01/15	100,000	102,444
5.85%, 05/01/17	250,000	272,379
Verizon Communications, Inc.
0.70%, 11/02/15	250,000	249,155
2.00%, 11/01/16	200,000	202,874
5.50%, 04/01/17	200,000	224,658
6.10%, 04/15/18	250,000	288,930
Vodafone Group PLC
2.88%, 03/16/16	225,000	232,474
5.63%, 02/27/17	250,000	279,383
1.25%, 09/26/17	200,000	192,265

		7,407,198

Consumer Cyclical 1.6%
Amazon.com, Inc.
1.20%, 11/29/17	100,000	96,916
CVS Caremark Corp.
5.75%, 06/01/17	400,000	456,520
Daimler Finance North America LLC
2.30%, 01/09/15	100,000	101,612
eBay, Inc.
1.63%, 10/15/15	125,000	127,291
1.35%, 07/15/17	150,000	148,031
Ford Motor Credit Co. LLC
3.88%, 01/15/15	250,000	257,561
2.50%, 01/15/16	250,000	252,402
3.00%, 06/12/17	450,000	453,789

22 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
6.63%, 08/15/17	500,000	565,102
5.00%, 05/15/18	550,000	592,756
Lowe’s Cos., Inc.
5.00%, 10/15/15	100,000	108,778
Macy’s Retail Holdings, Inc.
7.45%, 07/15/17	250,000	295,849
Marriott International, Inc.
6.20%, 06/15/16	150,000	168,314
McDonald’s Corp.
5.30%, 03/15/17	100,000	111,902
Nordstrom, Inc.
6.25%, 01/15/18	200,000	230,776
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/18	150,000	175,868
Target Corp.
5.88%, 07/15/16	150,000	169,746
The Home Depot, Inc.
5.40%, 03/01/16	300,000	332,356
The Walt Disney Co.
0.88%, 12/01/14	150,000	151,031
1.35%, 08/16/16	150,000	151,383
Time Warner, Inc.
3.15%, 07/15/15	350,000	364,510
Toyota Motor Credit Corp.
0.88%, 07/17/15	200,000	201,025
2.80%, 01/11/16	300,000	312,712
Viacom, Inc.
1.25%, 02/27/15	100,000	100,309
2.50%, 12/15/16	150,000	153,174
Wal-Mart Stores, Inc.
4.50%, 07/01/15	300,000	321,350
2.80%, 04/15/16	100,000	105,074
5.38%, 04/05/17	200,000	226,543
Yum! Brands, Inc.
6.25%, 03/15/18	155,000	178,928

		6,911,608

Consumer Non-Cyclical 2.9%
AbbVie, Inc.
1.75%, 11/06/17	500,000	493,388
Actavis, Inc.
1.88%, 10/01/17	500,000	492,691
Altria Group, Inc.
4.13%, 09/11/15	600,000	637,981
AmerisourceBergen Corp.
5.88%, 09/15/15	150,000	164,615
Amgen, Inc.
4.85%, 11/18/14	200,000	210,174
2.13%, 05/15/17	150,000	151,612
Anheuser-Busch InBev Worldwide, Inc.
4.13%, 01/15/15	150,000	157,013
1.38%, 07/15/17	500,000	494,827
Archer-Daniels-Midland Co.
5.45%, 03/15/18	300,000	343,015
Bottling Group LLC
5.50%, 04/01/16	150,000	166,161
Bunge Ltd Finance Corp.
3.20%, 06/15/17	250,000	256,061
Cardinal Health, Inc.
1.90%, 06/15/17	650,000	645,235
Coca-Cola Enterprises, Inc.
2.13%, 09/15/15	150,000	153,384
Colgate-Palmolive Co.
2.63%, 05/01/17	250,000	257,240
ConAgra Foods, Inc.
1.30%, 01/25/16	250,000	251,775
1.90%, 01/25/18	150,000	147,492
Diageo Capital PLC
1.13%, 04/29/18	350,000	334,316
Express Scripts Holding Co.
2.10%, 02/12/15	250,000	254,132
2.65%, 02/15/17	700,000	717,361
Genentech, Inc.
4.75%, 07/15/15	150,000	160,811
General Mills, Inc.
5.70%, 02/15/17	350,000	394,106
Gilead Sciences, Inc.
3.05%, 12/01/16	250,000	263,409
GlaxoSmithKline Capital PLC
0.75%, 05/08/15	200,000	200,438
Kellogg Co.
4.45%, 05/30/16	100,000	108,069
Lorillard Tobacco Co.
2.30%, 08/21/17	100,000	98,497
Mattel, Inc.
2.50%, 11/01/16	100,000	102,815
McKesson Corp.
3.25%, 03/01/16	250,000	262,835
5.70%, 03/01/17	150,000	168,869
Medtronic, Inc.
2.63%, 03/15/16	100,000	103,864
Merck & Co, Inc.
1.30%, 05/18/18	450,000	436,469
Mondelez International, Inc.
4.13%, 02/09/16	300,000	319,433
6.50%, 08/11/17	300,000	347,824
Mylan, Inc.
1.80%, 06/24/16 (c)	200,000	200,262
Newell Rubbermaid, Inc.
2.00%, 06/15/15	300,000	304,215
Novartis Capital Corp.
2.90%, 04/24/15	150,000	155,812
PepsiCo, Inc.
2.50%, 05/10/16	200,000	207,151
1.25%, 08/13/17	100,000	97,833
Pfizer, Inc.
5.35%, 03/15/15	200,000	214,017
Philip Morris International, Inc.
1.13%, 08/21/17	150,000	145,850
Procter & Gamble Co.
1.80%, 11/15/15	250,000	256,262
Reynolds American, Inc.
1.05%, 10/30/15	100,000	100,067
7.63%, 06/01/16	43,000	49,786
Sanofi
2.63%, 03/29/16	250,000	260,388
1.25%, 04/10/18	200,000	193,335
Teva Pharmaceutical Finance III LLC
3.00%, 06/15/15	250,000	258,704
The Coca Cola Co.
1.15%, 04/01/18	250,000	242,870
The Kroger Co.
3.90%, 10/01/15	200,000	211,236
Unilever Capital Corp.
0.45%, 07/30/15	150,000	149,336
0.85%, 08/02/17	100,000	96,494

See financial notes 23

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Zoetis, Inc.
1.15%, 02/01/16	250,000	250,305

		12,689,835

Energy 1.3%
Anadarko Petroleum Corp.
5.95%, 09/15/16	200,000	224,466
BP Capital Markets PLC
3.13%, 10/01/15	400,000	418,918
3.20%, 03/11/16	100,000	105,041
1.85%, 05/05/17	300,000	300,352
1.38%, 05/10/18	100,000	96,425
Canadian Natural Resources Ltd.
1.45%, 11/14/14	200,000	201,494
Chevron Corp.
1.72%, 06/24/18 (b)	400,000	394,629
Ensco PLC
3.25%, 03/15/16	150,000	156,291
Marathon Oil Corp.
0.90%, 11/01/15	250,000	249,476
Marathon Petroleum Corp.
3.50%, 03/01/16	100,000	104,990
Occidental Petroleum Corp.
1.50%, 02/15/18 (b)	750,000	729,983
Petrohawk Energy Corp.
7.88%, 06/01/15 (b)	250,000	255,027
7.25%, 08/15/18 (b)	250,000	272,375
Shell International Finance BV
3.10%, 06/28/15	300,000	313,796
5.20%, 03/22/17	150,000	168,590
Suncor Energy, Inc.
6.10%, 06/01/18	250,000	289,943
Total Capital S.A.
3.00%, 06/24/15	250,000	260,610
2.30%, 03/15/16	100,000	103,055
1.50%, 02/17/17	150,000	149,765
Transocean, Inc.
2.50%, 10/15/17	500,000	495,886
6.00%, 03/15/18	100,000	111,480
Valero Energy Corp.
6.13%, 06/15/17	200,000	227,656

		5,630,248

Technology 1.3%
Apple, Inc.
0.45%, 05/03/16	150,000	148,575
1.00%, 05/03/18	350,000	334,760
Arrow Electronics, Inc.
3.00%, 03/01/18	500,000	499,321
Baidu, Inc.
3.25%, 08/06/18	200,000	198,010
Cisco Systems, Inc.
2.90%, 11/17/14	100,000	102,918
5.50%, 02/22/16	200,000	222,256
Fiserv, Inc.
6.80%, 11/20/17	400,000	464,762
Hewlett-Packard Co.
2.63%, 12/09/14	200,000	204,141
2.35%, 03/15/15	400,000	406,037
2.60%, 09/15/17	150,000	150,556
Intel Corp.
1.35%, 12/15/17	150,000	147,034
International Business Machines Corp.
1.25%, 02/06/17	750,000	742,247
Microsoft Corp.
1.63%, 09/25/15	250,000	255,753
NetApp, Inc.
2.00%, 12/15/17	400,000	390,297
Oracle Corp.
5.25%, 01/15/16	250,000	275,214
2.38%, 01/15/19	300,000	299,134
Texas Instruments, Inc.
2.38%, 05/16/16	150,000	155,549
Xerox Corp.
4.25%, 02/15/15	450,000	469,604
2.95%, 03/15/17	150,000	153,272

		5,619,440

Transportation 0.2%
Burlington Northern Santa Fe Corp.
5.75%, 03/15/18	300,000	344,226
CSX Corp.
6.25%, 04/01/15	250,000	270,756
5.60%, 05/01/17	100,000	111,383
Ryder System, Inc.
3.15%, 03/02/15	300,000	308,720

		1,035,085

		47,175,913

Utilities 1.6%

Electric 1.0%
American Electric Power Co., Inc.
1.65%, 12/15/17 (b)	400,000	389,420
CMS Energy Corp.
5.05%, 02/15/18	150,000	165,312
Consumers Energy Co.
5.50%, 08/15/16	150,000	168,319
Dominion Resources, Inc.
5.15%, 07/15/15	400,000	431,313
DTE Electric Co.
3.65%, 03/15/24 (b)	100,000	100,746
Duke Energy Corp.
1.63%, 08/15/17	600,000	593,700
Edison International
3.75%, 09/15/17	300,000	315,429
Exelon Corp.
4.90%, 06/15/15	400,000	425,960
NextEra Energy Capital Holdings, Inc.
7.88%, 12/15/15	150,000	172,249
Pacific Gas & Electric Co.
5.63%, 11/30/17	200,000	229,015
PPL Capital Funding Inc.
1.90%, 06/01/18 (b)	250,000	243,523
PPL Energy Supply LLC
6.20%, 05/15/16	150,000	165,477
PSEG Power LLC
5.50%, 12/01/15	200,000	218,712
Sierra Pacific Power Co.
6.00%, 05/15/16	300,000	338,989
The Southern Co.
2.38%, 09/15/15	350,000	360,361

		4,318,525

Natural Gas 0.6%
Energy Transfer Partners LP
5.95%, 02/01/15	200,000	213,233
6.13%, 02/15/17	200,000	223,782
Enterprise Products Operating LLC
5.60%, 10/15/14	150,000	157,795
5.00%, 03/01/15	400,000	424,149

24 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	400,000	458,381
Plains All American Pipeline LP
3.95%, 09/15/15	150,000	159,052
Sempra Energy
6.50%, 06/01/16	400,000	454,831
TransCanada PipeLines Ltd.
3.40%, 06/01/15	100,000	104,519
Williams Partners LP
7.25%, 02/01/17	400,000	464,595

		2,660,337

		6,978,862

Total Corporate Bonds
(Cost $98,738,527)		98,855,786

Municipal Bonds 0.2% of net assets

Fixed-Rate Obligations 0.2%
California
GO Bonds
3.95%, 11/01/15	350,000	372,270
Illinois
GO Bonds
4.42%, 01/01/15	50,000	51,753
GO Bonds Series 2011
5.37%, 03/01/17	250,000	264,765

Total Municipal Bonds
(Cost $690,482)		688,788

	Number	Value
Security	of Shares	($)

Other Investment Company 1.1% of net assets

Money Market Fund 1.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (f)	4,841,895	4,841,895

Total Other Investment Company
(Cost $4,841,895)		4,841,895

End of Investments.

Collateral Invested for Securities on Loan 0.1% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (f)	242,333	242,333

Total Collateral Invested for Securities on Loan
(Cost $242,333)		242,333

End of Collateral Invested for Securities on Loan

At 08/31/13, the tax basis cost of the fund’s investments was $441,706,748, and the unrealized appreciation and depreciation were $2,441,257 and ($2,953,356), respectively, with a net unrealized depreciation of ($512,099).

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $584,290 or 0.1% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	All or a portion of this security is on loan. Securities on loan were valued at $236,203.
(f)	The rate shown is the 7-day yield.

GO —	General obligation
REIT —	Real Estate Investment Trust

See financial notes 25

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government and Government Agencies[1]	$—	$305,096,724	$—	$305,096,724
Foreign Securities[1]	—	31,711,456	—	31,711,456
Corporate Bonds[1]	—	98,855,786	—	98,855,786
Municipal Bonds[1]	—	688,788	—	688,788
Other Investment Company[1]	4,841,895	—	—	4,841,895

Total	$4,841,895	$436,352,754	$—	$441,194,649

Other Financial Instruments
Collateral Invested for Securities on Loan	$242,333	$—	$—	$242,333

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

26 See financial notes

 Schwab Short-Term Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $441,618,643) including securities on loan of $236,203		$441,194,649
Collateral invested for securities on loan		242,333
Receivables:
Investments sold		13,068,146
Fund shares sold		3,687,544
Interest		2,121,320
Due from investment adviser		454
Income from securities on loan		23
Prepaid expenses	+	4,654

Total assets		460,319,123

Liabilities

Collateral held for securities on loan		242,333
Payables:
Investments bought		20,550,916
Shareholder services fees		8,500
Fund shares redeemed		266,736
Distributions to shareholders		88,700
Accrued expenses	+	40,456

Total liabilities		21,197,641

Net Assets

Total assets		460,319,123
Total liabilities	−	21,197,641

Net assets		$439,121,482

Net Assets by Source
Capital received from investors		494,151,332
Net realized capital losses		(54,605,856)
Net unrealized capital losses		(423,994)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$439,121,482		47,658,878		$9.21

See financial notes 27

 Schwab Short-Term Bond Market Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$4,786,609
Securities on loan	+	1,294

Total investment income		4,787,903

Expenses

Investment adviser and administrator fees		1,311,883
Shareholder service fees		1,078,028
Portfolio accounting fees		94,531
Professional fees		39,248
Shareholder reports		35,716
Registration fees		27,829
Transfer agent fees		26,557
Custodian fees		13,256
Independent trustees’ fees		12,048
Interest expense		16
Other expenses	+	10,137

Total expenses		2,649,249
Expense reduction by CSIM and its affiliates	−	1,381,079
Custody credits	−	49

Net expenses	−	1,268,121

Net investment income		3,519,782

Realized and Unrealized Gains (Losses)

Net realized gains on investments		2,186,031
Net unrealized losses on investments	+	(7,343,895)

Net realized and unrealized losses		(5,157,864)

Decrease in net assets resulting from operations		($1,638,082)

28 See financial notes

 Schwab Short-Term Bond Market Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$3,519,782	$3,792,808
Net realized gains		2,186,031	2,219,456
Net unrealized gains (losses)	+	(7,343,895)	566,978

Increase (decrease) in net assets from operations		(1,638,082)	6,579,242

Distributions to shareholders

Distributions from net investment income		($3,519,782)	($3,792,808)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,837,215	$258,840,696	33,758,282	$312,699,544
Shares reinvested		267,443	2,486,255	293,130	2,717,795
Shares redeemed	+	(27,934,919)	(259,948,466)	(15,334,372)	(142,138,406)

Net transactions in fund shares		169,739	$1,378,485	18,717,040	$173,278,933

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		47,489,139	$442,900,861	28,772,099	$266,835,494
Total increase (decrease)	+	169,739	(3,779,379)	18,717,040	176,065,367

End of period		47,658,878	$439,121,482	47,489,139	$442,900,861

See financial notes 29

Schwab Intermediate-Term Bond Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	10.61	10.54	10.43	9.89	9.95

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.17	0.32	0.50	0.71
Net realized and unrealized gains (losses)	(0.32)	0.22	0.16	0.58	(0.07)

Total from investment operations	(0.17)	0.39	0.48	1.08	0.64
Less distributions:
Distributions from net investment income	(0.20)	(0.21)	(0.36)	(0.54)	(0.70)
Distributions from net realized gains	(0.18)	(0.11)	(0.01)	—	—

Total distributions	(0.38)	(0.32)	(0.37)	(0.54)	(0.70)

Net asset value at end of period	10.06	10.61	10.54	10.43	9.89

Total return (%)	(1.68)	3.80	4.75	11.16	7.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.51 [2,3]	0.61	0.61	0.62	0.63
Gross operating expenses	0.63	0.62	0.61	0.63	0.75
Net investment income (loss)	1.48	1.67	3.13	4.71	7.90
Portfolio turnover rate[4]	288	304	294	173	496
Net assets, end of period ($ x 1,000,000)	353	418	431	459	261

1 Effective on August 10, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in Financial Highlights reflect only the remaining share class.
2 Effective December 15, 2012, the net operating expense limitation was lowered from 0.63% to 0.45%. The ratio presented for period ended 8/31/13 is a blended ratio. Please see financial note 4 for additional information.
3 The ratio of net operating expenses would have been 0.50%, if interest expense related to Treasury Market Practices Group (“TMPG”) fail charges had not been incurred.
4 Includes to-be-announced (TBA) transactions (if any). See financial note 2.

30 See financial notes

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

21.1%		Corporate Bonds	74,865,232	74,528,477
0.5%		Asset-Backed Obligations	1,905,003	1,900,762
39.3%		Mortgage-Backed Securities	137,975,788	138,491,234
2.3%		Commercial Mortgage-Backed Securities	7,735,749	8,220,638
35.2%		U.S. Government and Government Agencies	124,749,287	124,326,865
4.6%		Foreign Securities	16,182,568	16,088,635
1.5%		Other Investment Company	5,272,358	5,272,358
4.3%		Short-Term Investment	14,999,881	14,999,925

108.8%		Total Investments	383,685,866	383,828,894
(3	.7)%	TBA Sale Commitments	(12,989,532)	(12,980,316)
(5.1%)		Other Assets and Liabilities, Net		(18,171,723)

100.0%		Net Assets		352,676,855

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Corporate Bonds 21.1% of net assets

Finance 9.5%

Banking 6.6%
Abbey National Treasury Services PLC
3.05%, 08/23/18	500,000	502,463
American Express Co.
5.50%, 09/12/16	500,000	557,701
ANZ New Zealand Int’l Ltd.
1.13%, 03/24/16 (c)	250,000	247,780
Bank of America Corp.
5.63%, 10/14/16	500,000	554,005
5.63%, 07/01/20	1,000,000	1,102,138
5.00%, 05/13/21	250,000	265,134
Bank of Nova Scotia
1.38%, 07/15/16	400,000	401,720
BNP Paribas S.A.
3.60%, 02/23/16	300,000	315,337
Capital One Financial Corp.
7.38%, 05/23/14	750,000	785,498
1.00%, 11/06/15	500,000	496,923
Citigroup, Inc.
1.72%, 01/13/14 (a)	500,000	502,392
5.00%, 09/15/14	1,250,000	1,299,177
1.23%, 07/25/16 (a)	1,000,000	1,005,261
Deutsche Bank Financial LLC
5.38%, 03/02/15	250,000	263,596
JPMorgan Chase & Co.
6.00%, 01/15/18	750,000	859,046
4.95%, 03/25/20	500,000	544,165
Macquarie Group Ltd.
7.30%, 08/01/14 (c)	1,000,000	1,053,748
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	500,000	515,500
Merrill Lynch & Co., Inc.
5.00%, 01/15/15	500,000	525,788
6.88%, 04/25/18	500,000	582,061
Morgan Stanley
4.75%, 04/01/14	1,575,000	1,607,587
5.50%, 07/24/20	1,000,000	1,094,873
3.75%, 02/25/23	100,000	95,201
4.10%, 05/22/23	250,000	229,683
Nordea Bank AB
0.72%, 05/13/16 (a)(c)	1,000,000	1,003,105
Rabobank Nederland
2.13%, 10/13/15	300,000	307,340
3.95%, 11/09/22	500,000	477,393
Regions Financial Corp.
2.00%, 05/15/18 (b)	150,000	143,649
Royal Bank of Scotland Group PLC
5.00%, 11/12/13	225,000	225,394
2.55%, 09/18/15	250,000	254,999
Santander Holdings USA, Inc.
4.63%, 04/19/16	100,000	105,155
Santander US Debt S.A.U.
2.99%, 10/07/13 (c)	1,000,000	1,001,893
Skandinaviska Enskilda Banken AB
1.75%, 03/19/18 (c)	500,000	487,297
The Bear Stearns Cos. LLC
5.30%, 10/30/15	500,000	542,554
7.25%, 02/01/18	250,000	297,484
The Goldman Sachs Group, Inc.
3.30%, 05/03/15	250,000	258,865
5.35%, 01/15/16	500,000	543,368
3.63%, 02/07/16	500,000	524,061
5.63%, 01/15/17	250,000	272,474
6.15%, 04/01/18	250,000	282,920
Wells Fargo & Co.
5.63%, 12/11/17	500,000	570,838
4.60%, 04/01/21	500,000	539,605
3.45%, 02/13/23	250,000	233,575

		23,478,746

Brokerage 0.1%
Nomura Holdings, Inc.
5.00%, 03/04/15	300,000	315,404

Finance Company 0.7%
General Electric Capital Corp.
0.92%, 07/12/16 (a)	500,000	501,203
5.63%, 05/01/18	500,000	571,025
HSBC Finance Corp.
0.52%, 01/15/14 (a)	500,000	500,127
International Lease Finance Corp.
2.22%, 06/15/16 (a)	1,000,000	990,000

		2,562,355

See financial notes 31

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Insurance 1.3%
American International Group, Inc.
2.38%, 08/24/15	600,000	607,712
Berkshire Hathaway Finance Corp.
5.40%, 05/15/18	500,000	573,319
Cigna Corp.
5.13%, 06/15/20	500,000	546,913
CNA Financial Corp.
5.88%, 08/15/20	250,000	283,122
ING US, Inc.
2.90%, 02/15/18	500,000	495,001
Liberty Mutual Group, Inc.
5.75%, 03/15/14 (c)	1,000,000	1,021,355
Nationwide Financial Services, Inc.
5.63%, 02/13/15	350,000	369,449
The Chubb Corp.
6.38%, 03/29/67 (a)(b)	100,000	108,750
WellPoint, Inc.
2.30%, 07/15/18	450,000	445,242

		4,450,863

Real Estate Investment Trust 0.8%
Kilroy Realty LP
6.63%, 06/01/20	500,000	567,215
ProLogis LP
4.50%, 08/15/17	750,000	803,011
2.75%, 02/15/19 (b)	600,000	595,417
Simon Property Group LP
2.80%, 01/30/17 (b)	300,000	308,203
WEA Finance LLC / WT Finance Aust Pty Ltd.
3.38%, 10/03/22 (b)	500,000	467,173

		2,741,019

		33,548,387

Industrial 10.1%

Basic Industry 1.2%
Barrick Gold Corp.
2.50%, 05/01/18 (c)	600,000	565,700
Glencore Funding LLC
1.42%, 05/27/16 (a)(c)	1,000,000	965,793
LYB International Finance BV
4.00%, 07/15/23	750,000	740,696
The Dow Chemical Co.
4.25%, 11/15/20 (b)	800,000	835,291
Xstrata Finance Canada Ltd.
2.85%, 11/10/14 (c)	100,000	101,186
1.80%, 10/23/15	1,000,000	996,077

		4,204,743

Capital Goods 0.7%
Caterpillar Financial Services Corp.
0.70%, 11/06/15	500,000	499,265
Eaton Corp.
0.95%, 11/02/15	100,000	99,897
2.75%, 11/02/22	750,000	690,969
General Electric Co.
0.85%, 10/09/15	200,000	200,089
5.25%, 12/06/17	500,000	566,082
John Deere Capital Corp.
2.95%, 03/09/15	350,000	362,524
L-3 Communications Corp.
5.20%, 10/15/19	250,000	268,177

		2,687,003

Communications 1.5%
America Movil, S.A.B. de CV
2.38%, 09/08/16	750,000	763,975
American Tower Corp.
3.40%, 02/15/19	250,000	250,337
AT&T, Inc.
0.88%, 02/13/15	750,000	751,570
British Telecommunications PLC
2.00%, 06/22/15	100,000	101,737
Comcast Corp.
5.88%, 02/15/18	750,000	869,443
DIRECTV Holdings LLC
5.20%, 03/15/20	900,000	952,271
NBCUniversal Enterprise, Inc.
1.97%, 04/15/19 (c)	500,000	482,921
Telefonica Emisiones S.A.U.
4.95%, 01/15/15	250,000	260,561
5.88%, 07/15/19	250,000	267,145
Verizon Communications, Inc.
0.70%, 11/02/15	500,000	498,309
2.45%, 11/01/22 (b)	100,000	88,183

		5,286,452

Consumer Cyclical 1.2%
Daimler Finance North America LLC
0.95%, 08/01/16 (a)(c)	1,000,000	1,000,730
Ford Motor Credit Co. LLC
1.52%, 05/09/16 (a)	1,000,000	1,002,264
6.63%, 08/15/17	265,000	299,504
4.25%, 09/20/22	250,000	244,050
International Game Technology
5.50%, 06/15/20	100,000	102,408
Macy’s Retail Holdings, Inc.
5.90%, 12/01/16	213,000	240,555
QVC, Inc.
5.13%, 07/02/22	500,000	498,241
The Gap, Inc.
5.95%, 04/12/21 (b)	500,000	555,593
Time Warner, Inc.
3.15%, 07/15/15	250,000	260,364
Viacom, Inc.
4.25%, 09/01/23 (b)	150,000	148,741

		4,352,450

Consumer Non-Cyclical 2.5%
Actavis, Inc.
1.88%, 10/01/17	1,000,000	985,383
3.25%, 10/01/22 (b)	500,000	465,390
Altria Group, Inc.
4.75%, 05/05/21	500,000	530,487
AmerisourceBergen Corp.
4.88%, 11/15/19	500,000	557,027
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/17	700,000	692,759
Cardinal Health, Inc.
3.20%, 03/15/23	1,000,000	927,786
ConAgra Foods, Inc.
1.90%, 01/25/18	250,000	245,820
7.00%, 04/15/19	500,000	592,555
Express Scripts Holding Co.
2.10%, 02/12/15	250,000	254,132
Kraft Foods Group, Inc.
5.38%, 02/10/20	523,000	587,849
Lorillard Tobacco Co.
2.30%, 08/21/17	350,000	344,740

32 See financial notes

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Mondelez International, Inc.
5.38%, 02/10/20	477,000	533,794
Mylan, Inc.
7.88%, 07/15/20 (b)(c)	1,000,000	1,142,408
PepsiCo, Inc.
2.25%, 01/07/19 (b)	150,000	148,711
Reynolds American, Inc.
1.05%, 10/30/15	350,000	350,234
The Kroger Co.
3.85%, 08/01/23 (b)	100,000	98,184
Zoetis, Inc.
3.25%, 02/01/23 (b)(c)	250,000	235,902

		8,693,161

Energy 1.7%
Anadarko Petroleum Corp.
7.63%, 03/15/14	750,000	776,623
6.38%, 09/15/17	500,000	579,148
BP Capital Markets PLC
1.38%, 05/10/18	550,000	530,336
2.75%, 05/10/23	300,000	272,074
Hess Corp.
7.00%, 02/15/14	205,000	210,349
8.13%, 02/15/19	500,000	623,477
Petrohawk Energy Corp.
7.88%, 06/01/15 (b)	500,000	510,053
Plains Exploration & Production Co.
6.50%, 11/15/20 (b)	1,000,000	1,065,710
Transocean, Inc.
6.38%, 12/15/21	1,000,000	1,104,724
Valero Energy Corp.
9.38%, 03/15/19	250,000	323,343

		5,995,837

Technology 0.9%
Apple, Inc.
1.00%, 05/03/18	250,000	239,114
Arrow Electronics, Inc.
3.00%, 03/01/18	300,000	299,593
4.50%, 03/01/23 (b)	300,000	294,230
Baidu, Inc.
3.25%, 08/06/18	800,000	792,038
Hewlett-Packard Co.
3.30%, 12/09/16	500,000	521,193
Motorola Solutions, Inc.
3.50%, 03/01/23	500,000	462,673
Xerox Corp.
4.25%, 02/15/15	500,000	521,782

		3,130,623

Transportation 0.4%
American Airlines Pass-Through Trust
4.00%, 07/15/25	350,000	322,875
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	300,000	333,169
3.60%, 09/01/20 (b)	250,000	257,576
CSX Corp.
7.38%, 02/01/19	300,000	366,667

		1,280,287

		35,630,556

Utilities 1.5%

Electric 0.8%
Ameren Illinois Co.
2.70%, 09/01/22 (b)	100,000	94,289
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (b)	100,000	91,777
Dominion Resources, Inc.
6.40%, 06/15/18	500,000	590,926
DTE Electric Co.
3.65%, 03/15/24 (b)	750,000	755,595
Duke Energy Corp.
5.05%, 09/15/19	500,000	555,186
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	100,000	93,271
The Southern Co.
2.38%, 09/15/15	200,000	205,921
TransAlta Corp.
4.50%, 11/15/22 (b)	500,000	476,254

		2,863,219

Natural Gas 0.7%
CenterPoint Energy Resources Corp.
6.00%, 05/15/18	250,000	290,899
Energy Transfer Partners LP
8.50%, 04/15/14	401,000	418,944
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	500,000	572,976
Plains All American Pipeline LP
3.85%, 10/15/23 (b)	300,000	296,894
Southwest Gas Corp.
3.88%, 04/01/22 (b)	300,000	306,451
Williams Partners LP
7.25%, 02/01/17	300,000	348,446
4.13%, 11/15/20 (b)	250,000	251,705

		2,486,315

		5,349,534

Total Corporate Bonds
(Cost $74,865,232)		74,528,477

Asset-Backed Obligations 0.5% of net assets

Chase Issuance Trust
Series 2012-A3 Class A3
0.79%, 06/15/17 (b)	1,000,000	1,002,801
Series 2012-A5 Class A5
0.59%, 08/15/17 (b)	900,000	897,961

Total Asset-Backed Obligations
(Cost $1,905,003)		1,900,762

Mortgage-Backed Securities 39.3% of net assets

Collateralized Mortgage Obligations 0.9%
ABN Amro Mortgage Corp.
Series 2003-9 Class A1
4.50%, 08/25/18 (b)	32,924	33,588
Chase Mortgage Finance Corp.
Series 2003-S13 Class A16
5.00%, 11/25/33 (b)	554,990	580,172

See financial notes 33

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-23 Class 7A1
5.00%, 09/25/18 (b)	1,354,340	1,395,313
MASTR Asset Securitization Trust
Series 2003-10 Class 3A1
5.50%, 11/25/33 (b)	305,318	322,441
Residential Accredit Loans, Inc.
Series 2002-QS18 Class A1
5.50%, 12/25/17 (b)	45,966	47,578
Sequoia Mortgage Trust
Series 2011-1 Class A1
4.13%, 02/25/41 (b)	460,998	462,052
Series 2012-2 Class A2
3.50%, 04/25/42 (b)	423,530	417,599

		3,258,743

U.S. Government Agency Mortgages 38.4%
Fannie Mae
6.00%, 02/01/15 to 11/01/34 (b)	3,347,289	3,669,698
7.00%, 11/15/16 to 01/01/35 (b)	455,217	509,014
4.50%, 09/01/18 to 06/01/30 (b)	1,280,269	1,353,310
6.50%, 12/01/19 to 08/01/26 (b)	305,474	332,445
5.50%, 10/01/22 to 05/01/27 (b)	2,250,483	2,443,829
5.00%, 08/01/23 to 07/01/35 (b)	4,268,682	4,597,671
3.00%, 01/01/26 to 05/01/43 (b)	10,536,071	10,336,351
2.50%, 07/01/28 (b)	3,156,328	3,141,326
3.50%, 02/01/32 to 03/01/43 (b)	8,896,419	8,937,647
3.64%, 06/01/40 (a)(b)	4,093,063	4,332,831
4.00%, 09/01/40 to 02/01/42 (b)	5,805,879	6,005,695
Fannie Mae REMICS
4.50%, 07/25/19 (b)	61,731	62,124
Fannie Mae TBA
4.50%, 09/01/28 to 09/01/43 (b)	6,000,000	6,341,231
2.00%, 10/01/28 (b)	400,000	384,875
3.00%, 10/01/28 (b)	500,000	510,625
3.50%, 10/01/28 to 10/01/43 (b)	2,500,000	2,539,297
4.00%, 10/01/28 (b)	1,500,000	1,581,562
6.00%, 09/01/43 (b)	1,500,000	1,641,328
2.50%, 10/01/43 (b)	500,000	455,312
5.00%, 10/01/43 (b)	2,500,000	2,681,641
Freddie Mac
6.50%, 10/01/13 to 04/01/26 (b)	466,190	501,246
4.50%, 09/01/15 to 12/01/39 (b)	4,489,149	4,733,350
6.00%, 06/01/16 to 08/01/22 (b)	323,038	357,578
5.50%, 02/01/23 to 10/01/33 (b)	5,883,058	6,379,482
5.00%, 01/01/24 (b)	557,510	596,419
4.00%, 07/01/26 to 10/01/41 (b)	2,294,698	2,403,777
3.00%, 03/01/27 to 07/01/43 (b)	4,915,849	4,796,268
2.50%, 07/01/28 to 05/01/33 (b)	1,604,035	1,588,614
3.50%, 03/01/42 to 04/01/43 (b)	1,258,337	1,255,833
Freddie Mac REMICS
4.50%, 03/15/19 (b)	102,180	102,453
2.00%, 07/15/20 (b)	629,706	634,946
4.00%, 11/15/23 (b)	684,115	702,741
5.00%, 08/15/32 (b)	53,681	54,218
Freddie Mac TBA
2.00%, 10/01/28 (b)	300,000	288,328
2.50%, 10/01/28 (b)	400,000	396,000
3.50%, 10/01/28 (b)	1,500,000	1,562,578
3.00%, 10/01/43 (b)	300,000	286,219
4.00%, 10/01/43 (b)	1,500,000	1,542,422
Ginnie Mae
9.50%, 03/20/17 to 05/20/20 (b)	5,854	6,288
10.00%, 04/15/18 to 06/20/19 (b)	2,708	2,885
5.50%, 06/15/18 to 09/15/35 (b)	7,724,514	8,599,434
4.00%, 08/15/18 to 08/20/41 (b)	5,535,616	5,817,731
4.50%, 11/15/18 to 09/20/41 (b)	5,610,856	5,993,848
6.00%, 03/15/19 to 03/15/24 (b)	18,357	20,200
5.00%, 09/15/19 to 11/15/34 (b)	10,604,023	11,589,497
8.50%, 06/15/21 to 10/20/26 (b)	1,696	1,751
7.50%, 03/15/22 to 10/15/25 (b)	2,815	2,967
6.50%, 10/15/23 (b)	1,346	1,515
8.00%, 06/20/24 to 07/15/27 (b)	3,528	3,931
3.00%, 02/15/26 to 06/20/43 (b)	1,951,078	1,901,486
2.50%, 06/15/27 (b)	391,586	389,099
2.00%, 07/20/28 (b)	24,798	24,111
3.50%, 02/20/43 to 05/20/43 (b)	4,661,243	4,718,312
Ginnie Mae REMICS
4.50%, 01/20/34 (b)	999,757	1,006,580
6.50%, 08/20/34 (b)	1,026,552	1,176,634
Ginnie Mae TBA
3.00%, 09/01/43 (b)	2,500,000	2,425,000
3.50%, 10/01/43 (b)	1,500,000	1,510,938

		135,232,491

Total Mortgage-Backed Securities
(Cost $137,975,788)		138,491,234

Commercial Mortgage-Backed Securities 2.3% of net assets

Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 12/11/40 (b)	3,000,000	3,217,207
Series 2006-T24 Class A4
5.54%, 10/12/41 (b)	1,000,000	1,102,998
Series 2007-T28 Class A4
5.74%, 09/11/42 (a)(b)	365,000	411,459
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7 Class A4
6.06%, 07/10/38 (a)(b)	665,000	731,047
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	1,000,000	1,099,543
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5 Class A2
5.20%, 12/15/44 (b)	877,205	886,020
Series 2006-LDP9 Class A2S
5.30%, 05/15/47 (b)	35,769	36,034
Series 2007-LD12-A Class A2
5.83%, 02/15/51 (b)	210,978	215,846
LB-UBS Commercial Mortgage Trust
Series 2004-C4 Class A4
5.71%, 06/15/29 (a)(b)	100,000	101,853
Series 2006-C3 Class A3
5.69%, 03/15/32 (a)(b)	412,983	418,631

Total Commercial Mortgage-Backed Securities
(Cost $7,735,749)		8,220,638

U.S. Government and Government Agencies 35.2% of net assets

U.S. Government Agency Securities 10.0%
Fannie Mae
1.63%, 10/26/15	7,000,000	7,169,379
2.38%, 04/11/16	2,000,000	2,086,624
0.63%, 08/26/16	10,000,000	9,931,090
0.88%, 10/26/17	8,000,000	7,803,920

34 See financial notes

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Freddie Mac
2.50%, 05/27/16	7,500,000	7,852,290
1.25%, 08/01/19	600,000	568,867

		35,412,170

U.S. Treasury Obligations 25.2%
U.S. Treasury Notes
0.38%, 06/30/15	8,500,000	8,503,816
0.25%, 07/15/15	1,500,000	1,496,778
1.25%, 10/31/15	1,250,000	1,271,680
2.00%, 04/30/16	5,000,000	5,180,275
1.75%, 05/31/16	4,600,000	4,733,685
1.50%, 07/31/16	2,550,000	2,604,983
0.63%, 08/15/16	8,000,000	7,965,312
0.88%, 02/28/17	2,000,000	1,990,000
3.13%, 04/30/17	1,500,000	1,609,805
1.88%, 10/31/17	3,000,000	3,069,960
0.88%, 01/31/18	2,500,000	2,442,970
2.88%, 03/31/18	2,000,000	2,126,718
3.75%, 11/15/18	5,000,000	5,523,240
1.38%, 12/31/18	4,500,000	4,424,063
1.25%, 04/30/19	2,250,000	2,180,480
1.00%, 06/30/19	6,250,000	5,945,556
0.88%, 07/31/19	4,000,000	3,768,124
1.38%, 01/31/20	2,500,000	2,397,265
1.25%, 02/29/20	4,500,000	4,270,959
3.50%, 05/15/20	5,000,000	5,447,460
2.63%, 08/15/20	2,000,000	2,059,454
1.63%, 08/15/22	2,000,000	1,837,032
2.00%, 02/15/23	6,500,000	6,113,048
2.50%, 08/15/23	2,000,000	1,952,032

		88,914,695

Total U.S. Government and Government Agencies
(Cost $124,749,287)		124,326,865

Foreign Securities 4.6% of net assets

Foreign Agencies 1.7%

Brazil 0.7%
Petrobras Global Finance BV
1.88%, 05/20/16 (a)	1,500,000	1,486,875
3.00%, 01/15/19	750,000	691,732
4.38%, 05/20/23	150,000	132,749

		2,311,356

Germany 0.3%
Kreditanstalt Fuer Wiederaufbau
4.00%, 01/27/20 (d)	1,000,000	1,093,387

Mexico 0.4%
Petroleos Mexicanos
4.88%, 03/15/15	500,000	528,250
2.29%, 07/18/18 (a)(c)	500,000	515,500
5.50%, 01/21/21	500,000	532,000

		1,575,750

Norway 0.1%
Statoil ASA
3.13%, 08/17/17	500,000	527,253

Republic of Korea 0.2%
Export-Import Bank of Korea
4.00%, 01/11/17	500,000	529,288

		6,037,034

Foreign Local Government 0.3%

Canada 0.3%
Province of Manitoba
1.13%, 06/01/18	1,000,000	967,133

Sovereign 0.9%

Brazil 0.1%
Federative Republic of Brazil
6.00%, 01/17/17	250,000	279,000
4.88%, 01/22/21	100,000	105,250

		384,250

Chile 0.1%
Republic of Chile
2.25%, 10/30/22	250,000	218,750

Italy 0.1%
Republic of Italy
3.13%, 01/26/15	100,000	102,415
5.38%, 06/12/17	250,000	270,682

		373,097

Mexico 0.2%
United Mexican States
5.13%, 01/15/20	500,000	552,000
3.63%, 03/15/22	250,000	244,250

		796,250

Poland 0.2%
Poland Government International Bond
6.38%, 07/15/19	500,000	574,500

Republic of Korea 0.1%
Republic of Korea
5.13%, 12/07/16	500,000	557,210

Turkey 0.1%
Turkey Government International Bond
3.25%, 03/23/23	300,000	246,750

		3,150,807

Supranational 1.7%
Asian Development Bank
2.50%, 03/15/16	750,000	783,931
European Investment Bank
2.50%, 05/16/16	2,000,000	2,085,624
Inter-American Development Bank
0.88%, 03/15/18	1,000,000	966,907
International Bank for Reconstruction & Development
0.88%, 04/17/17	1,000,000	995,278
International Finance Corp.
1.13%, 11/23/16	500,000	501,949
1.75%, 09/04/18	600,000	599,972

		5,933,661

Total Foreign Securities
(Cost $16,182,568)		16,088,635

See financial notes 35

 Schwab Intermediate-Term Bond Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 1.5% of net assets

Money Market Fund 1.5%
State Street Institutional U.S. Government Money Market Fund 0.00% (f)	5,272,358	5,272,358

Total Other Investment Company
(Cost $5,272,358)		5,272,358

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 4.3% of net assets

U.S. Government Agency Security 4.3%
Federal Home Loan Bank
0.02%, 09/20/13 (e)	15,000,000	14,999,925

Total Short-Term Investment
(Cost $14,999,881)		14,999,925

End of Investments.

At 08/31/13, the tax basis cost of the fund’s investments was $383,697,472 and the unrealized appreciation and depreciation were $4,778,935 and ($4,647,513), respectively, with a net unrealized appreciation of $131,422.

	Face
Security	Amount	Value
Rate, Maturity Dates	($)	($)

TBA Sale Commitments 3.7% of net assets

U.S. Government Agency Mortgages 3.7%
Ginnie Mae TBA
5.50%, 09/01/43 (b)	5,000,000	5,436,720
5.00%, 09/01/43 (b)	7,000,000	7,543,596

		12,980,316

Total TBA Sale Commitments
(Proceeds $12,989,532)		12,980,316

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $9,825,318 or 2.8% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds[1]	$—	$74,528,477	$—	$74,528,477
Asset-Backed Obligations	—	1,900,762	—	1,900,762
Mortgage-Backed Securities[1]	—	138,491,234	—	138,491,234
Commercial Mortgage-Backed Securities	—	8,220,638	—	8,220,638
U.S. Government and Government Agencies[1]	—	124,326,865	—	124,326,865
Foreign Securities[1]	—	16,088,635	—	16,088,635
Other Investment Company[1]	5,272,358	—	—	5,272,358
Short-Term Investment[1]	—	14,999,925	—	14,999,925

Total	$5,272,358	$378,556,536	$—	$383,828,894

Liabilities Valuation Input

Other Financial Instruments
TBA Sale Commitments[1]	$—	($12,980,316)	$—	($12,980,316)

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

36 See financial notes

 Schwab Intermediate-Term Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $383,685,866)		$383,828,894
Receivables:
Investments sold		11,584,599
Interest		1,748,759
Fund shares sold		356,244
TBA sale commitment		12,989,532
Prepaid expenses	+	5,045

Total assets		410,513,073

Liabilities

TBA sale commitments, at value (proceeds $12,989,532)		12,980,316
Payables:
Investments bought		43,634,899
Investment adviser and administrator fees		2,998
Shareholder services fees		7,130
Fund shares redeemed		763,716
Distributions to shareholders		365,299
Interest for TBA sale commitments		31,250
Accrued expenses	+	50,610

Total liabilities		57,836,218

Net Assets

Total assets		410,513,073
Total liabilities	−	57,836,218

Net assets		$352,676,855

Net Assets by Source
Capital received from investors		352,865,269
Distributions in excess of net investment income		(365,301)
Net realized capital gains		24,643
Net unrealized capital gains		152,244

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$352,676,855		35,051,522		$10.06

See financial notes 37

 Schwab Intermediate-Term Bond Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest (net of foreign withholding taxes of $67)		$7,718,223*
Dividends	+	48,570

Total investment income		7,766,793

Expenses

Investment adviser and administrator fees		1,171,048
Shareholder service fees		968,039
Professional fees		86,329
Portfolio accounting fees		83,388
Interest expense		33,570*
Custodian fees		30,065
Shareholder reports		24,427
Registration fees		20,898
Transfer agent fees		20,650
Independent trustees’ fees		11,782
Other expenses	+	9,755

Total expenses		2,459,951
Expense reduction by CSIM and its affiliates	−	481,465
Custody credits	−	55

Net expenses	−	1,978,431

Net investment income		5,788,362

Realized and Unrealized Gains (Losses)

Net realized gains on investments		2,801,184
Net realized gains on TBA sale commitments	+	318,750

Net realized gains		3,119,934
Net unrealized losses on investments		(14,990,927)
Net unrealized gains on TBA sale commitments	+	11,092

Net unrealized losses	+	(14,979,835)

Net realized and unrealized losses		(11,859,901)

Decrease in net assets resulting from operations		($6,071,539)

*	Includes $34,248 in interest income and $33,068 in interest expense related to TMPG fail charges.

38 See financial notes

 Schwab Intermediate-Term Bond Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$5,788,362	$7,158,141
Net realized gains		3,119,934	6,509,865
Net unrealized gains (losses)	+	(14,979,835)	2,000,167

Increase (decrease) in net assets from operations		(6,071,539)	15,668,173

Distributions to shareholders

Distributions from net investment income		(7,436,362)	(8,508,673)
Distributions from net realized gains	+	(6,888,288)	(4,641,034)

Total distributions		($14,324,650)	($13,149,707)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,131,188	$94,585,160	9,977,417	$104,763,125
Shares reinvested		601,274	6,241,174	583,649	6,118,630
Shares redeemed	+	(14,113,510)	(146,012,986)	(11,985,888)	(125,912,276)

Net transactions in fund shares		(4,381,048)	($45,186,652)	(1,424,822)	($15,030,521)

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		39,432,570	$418,259,696	40,857,392	$430,771,751
Total increase (decrease)	+	(4,381,048)	(65,582,841)	(1,424,822)	(12,512,055)

End of period		35,051,522	$352,676,855	39,432,570	$418,259,696

Distributions in excess of net investment income			($365,301)		($12,095)

See financial notes 39

Schwab Total Bond Market Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–		9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11		8/31/10	8/31/09

Per-Share Data ($)

Net asset value at beginning of period	9.76	9.51	9.42		8.96	9.16

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.25	0.26		0.29	0.37
Net realized and unrealized gains (losses)	(0.47)	0.26	0.10		0.48	(0.20)

Total from investment operations	(0.27)	0.51	0.36		0.77	0.17
Less distributions:
Distributions from net investment income	(0.23)	(0.26)	(0.27)		(0.31)	(0.37)

Net asset value at end of period	9.26	9.76	9.51		9.42	8.96

Total return (%)	(2.85)	5.46	3.93		8.76	2.04

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.49	[1]	0.55	0.55
Gross operating expenses	0.56	0.56	0.59	[2]	0.58 [2]	0.63
Net investment income (loss)	2.10	2.58	2.78		3.21	4.18
Portfolio turnover rate[3]	165	160	166		155	472
Net assets, end of period ($ x 1,000,000)	885	957	936		929	912

1 Effective June 16, 2011, the net operating expense limitation was lowered. The ratio presented for period ended 8/31/11 is a blended ratio.
2 The ratio of gross operating expenses would have been 0.55%, if certain non-routine expenses (litigation fees) had not been incurred.
3 Includes to-be-announced (TBA) transactions (if any). See financial note 2.

40 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

29.4%	Mortgage-Backed Securities	259,850,994	260,498,667
21.5%	Corporate Bonds	188,279,704	190,674,759
40.7%	U.S. Government and Government Agencies	354,064,624	359,984,678
1.8%	Commercial Mortgage-Backed Securities	14,155,848	15,435,308
0.4%	Asset-Backed Obligations	3,849,424	3,783,722
4.9%	Foreign Securities	44,209,973	43,459,637
0.9%	Municipal Bonds	8,049,671	8,285,418
0.6%	Other Investment Company	5,081,335	5,081,335
4.4%	Short-Term Investments	38,999,275	38,999,757

104.6%	Total Investments	916,540,848	926,203,281
0.0%	Collateral Invested for Securities on Loan	137,740	137,740
(4.6%)	Other Assets and Liabilities, Net		(41,121,293)

100.0%	Net Assets		885,219,728

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Mortgage-Backed Securities 29.4% of net assets

U.S. Government Agency Mortgages 29.4%
Fannie Mae
5.50%, 12/01/13 to 08/01/40 (b)	12,323,441	13,490,559
5.00%, 12/01/17 to 06/01/42 (b)	11,433,812	12,341,869
4.00%, 07/01/18 to 04/01/42 (b)	16,837,378	17,499,283
4.50%, 07/01/19 to 08/01/42 (b)	15,011,818	15,942,905
6.00%, 09/01/24 to 12/01/37 (b)	5,835,469	6,397,154
3.50%, 03/01/26 to 03/01/43 (b)	19,051,114	19,206,942
6.50%, 08/01/26 to 10/01/39 (b)	2,931,306	3,241,462
3.00%, 01/01/27 to 07/01/43 (b)	22,333,615	21,735,295
2.50%, 10/01/27 to 07/01/28 (b)	5,786,760	5,757,093
2.00%, 08/01/28 to 09/01/28 (b)	199,623	192,798
2.01%, 03/01/34 (a)(b)	1,126,213	1,181,095
2.30%, 03/01/35 (a)(b)	383,303	398,087
2.79%, 08/01/35 (a)(b)	1,688,128	1,788,985
7.00%, 04/01/37 (b)	793,211	888,198
3.65%, 03/01/40 (a)(b)	396,369	420,417
3.64%, 06/01/40 (a)(b)	591,288	625,925
Fannie Mae TBA
2.00%, 10/01/28 (b)	1,000,000	962,188
2.50%, 10/01/28 to 10/01/43 (b)	2,500,000	2,412,297
3.00%, 10/01/28 to 10/01/43 (b)	2,800,000	2,769,211
3.50%, 10/01/28 to 10/01/43 (b)	2,900,000	2,952,016
4.00%, 10/01/28 (b)	1,000,000	1,054,375
Freddie Mac
6.00%, 04/01/15 to 10/01/38 (b)	2,255,532	2,462,843
4.50%, 06/01/19 to 02/01/40 (b)	10,718,542	11,323,070
5.00%, 01/01/23 to 04/01/40 (b)	5,956,093	6,418,980
4.00%, 01/01/26 to 05/01/42 (b)	7,094,320	7,345,502
3.00%, 10/01/26 to 07/01/43 (b)	13,026,661	12,754,255
2.00%, 04/01/28 (b)	59,520	57,325
2.50%, 07/01/28 to 02/01/43 (b)	3,770,319	3,727,033
5.50%, 12/01/35 to 02/01/40 (b)	819,102	885,529
2.27%, 05/01/37 (a)(b)	883,860	932,873
2.99%, 05/01/41 (a)(b)	456,897	476,558
3.50%, 04/01/42 to 04/01/43 (b)	6,052,442	6,039,514
Freddie Mac TBA
2.00%, 10/01/28 (b)	500,000	480,547
2.50%, 10/01/28 (b)	1,200,000	1,188,000
3.50%, 10/01/28 to 10/01/43 (b)	5,000,000	5,090,137
4.00%, 10/01/28 to 10/01/43 (b)	1,600,000	1,671,875
5.00%, 09/01/43 (b)	200,000	214,063
3.00%, 10/01/43 (b)	300,000	286,219
Ginnie Mae
5.00%, 10/20/21 to 07/20/42 (b)	7,847,982	8,584,813
4.50%, 05/15/24 to 11/20/41 (b)	10,253,813	10,970,501
3.00%, 02/15/26 to 04/20/43 (b)	8,304,597	8,099,902
3.50%, 02/15/26 to 05/20/43 (b)	9,866,437	9,994,869
4.00%, 03/20/26 to 04/20/43 (b)	6,582,880	6,903,066
2.50%, 03/20/28 (b)	484,334	482,933
2.00%, 07/20/28 (b)	49,597	48,222
6.00%, 05/15/32 to 04/20/43 (b)	2,102,497	2,335,641
5.50%, 04/15/33 to 03/15/40 (b)	2,980,064	3,253,442
7.00%, 06/15/33 (b)	272,432	316,779
6.50%, 10/20/37 (b)	456,631	516,927
3.00%, 10/20/40 to 01/20/41 (a)(b)	728,842	758,659
Ginnie Mae TBA
3.00%, 09/01/43 to 10/01/43 (b)	4,700,000	4,551,812
2.50%, 10/01/43 (b)	300,000	273,937
3.50%, 10/01/43 (b)	5,000,000	5,036,875
4.00%, 10/01/43 (b)	3,500,000	3,633,437
4.50%, 10/01/43 (b)	2,000,000	2,124,375

Total Mortgage-Backed Securities
(Cost $259,850,994)		260,498,667

Corporate Bonds 21.5% of net assets

Finance 7.1%

Banking 4.6%
Abbey National Treasury Services PLC
4.00%, 04/27/16	400,000	424,416
3.05%, 08/23/18	200,000	200,985
American Express Co.
7.00%, 03/19/18	300,000	359,542
6.80%, 09/01/66 (a)(b)	500,000	535,875
Bank of America Corp.
1.50%, 10/09/15	650,000	651,758
6.50%, 08/01/16	250,000	282,115
5.63%, 10/14/16	500,000	554,005
5.65%, 05/01/18	400,000	446,043

See financial notes 41

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
5.00%, 05/13/21	1,500,000	1,590,802
3.30%, 01/11/23	800,000	741,006
6.00%, 10/15/36	1,000,000	1,134,573
Bank of Nova Scotia
1.38%, 07/15/16	100,000	100,430
4.38%, 01/13/21	500,000	537,427
Barclays Bank PLC
5.00%, 09/22/16	450,000	495,161
6.75%, 05/22/19	300,000	355,666
BB&T Corp.
3.95%, 03/22/22 (b)	200,000	198,505
BNP Paribas S.A.
3.60%, 02/23/16	300,000	315,337
5.00%, 01/15/21	250,000	266,711
3.25%, 03/03/23	250,000	229,087
Capital One Financial Corp.
2.15%, 03/23/15	100,000	101,643
6.15%, 09/01/16	650,000	722,649
Citigroup, Inc.
1.70%, 07/25/16	150,000	150,077
4.45%, 01/10/17	650,000	700,365
6.00%, 08/15/17	12,000	13,596
6.13%, 11/21/17	750,000	860,502
6.13%, 05/15/18	750,000	861,352
4.50%, 01/14/22	100,000	104,211
4.05%, 07/30/22	1,000,000	964,114
6.13%, 08/25/36	250,000	251,378
5.88%, 01/30/42	250,000	278,889
Credit Suisse USA, Inc.
4.88%, 01/15/15	500,000	528,587
5.40%, 01/14/20	500,000	543,488
Deutsche Bank AG
6.00%, 09/01/17	450,000	514,543
Fifth Third Bancorp
8.25%, 03/01/38	200,000	259,539
Goldman Sachs Capital l
6.35%, 02/15/34	200,000	191,933
HSBC Bank USA
5.88%, 11/01/34	500,000	533,625
HSBC Holdings PLC
4.00%, 03/30/22	500,000	505,269
7.63%, 05/17/32	150,000	183,818
JPMorgan Chase & Co.
3.70%, 01/20/15	750,000	778,014
6.00%, 01/15/18	1,000,000	1,145,395
4.25%, 10/15/20	1,500,000	1,565,994
3.38%, 05/01/23	500,000	455,066
5.50%, 10/15/40	100,000	107,997
JPMorgan Chase Bank NA
6.00%, 10/01/17	1,000,000	1,136,664
Lloyds TSB Bank PLC
6.38%, 01/21/21	500,000	578,035
Manufacturers & Traders Trust Co.
5.63%, 12/01/21 (a)(b)	250,000	257,750
Merrill Lynch & Co., Inc.
6.88%, 04/25/18	450,000	523,855
6.88%, 11/15/18	250,000	293,861
Morgan Stanley
1.75%, 02/25/16	750,000	750,332
5.45%, 01/09/17	1,500,000	1,633,896
6.63%, 04/01/18	200,000	229,442
7.30%, 05/13/19	250,000	296,299
4.10%, 05/22/23	500,000	459,365
6.25%, 08/09/26	250,000	275,114
6.38%, 07/24/42	400,000	445,956
National City Corp.
6.88%, 05/15/19	100,000	118,287
PNC Funding Corp.
4.25%, 09/21/15	600,000	640,013
Rabobank Nederland
2.13%, 10/13/15	200,000	204,893
3.38%, 01/19/17	350,000	368,865
3.95%, 11/09/22	100,000	95,479
Regions Financial Corp.
2.00%, 05/15/18 (b)	500,000	478,829
Royal Bank of Canada
2.63%, 12/15/15	250,000	259,939
Royal Bank of Scotland Group PLC
2.55%, 09/18/15	650,000	662,997
State Street Corp.
2.88%, 03/07/16	350,000	365,564
Svenska Handelsbanken AB
2.88%, 04/04/17	350,000	360,978
The Bank of New York Mellon Corp.
1.97%, 06/20/17 (a)	500,000	501,935
The Goldman Sachs Group, Inc.
3.30%, 05/03/15	300,000	310,638
3.63%, 02/07/16	850,000	890,903
5.63%, 01/15/17	750,000	817,423
5.95%, 01/18/18	600,000	671,890
5.95%, 01/15/27	450,000	464,465
6.75%, 10/01/37	800,000	828,090
UBS AG
3.88%, 01/15/15	552,000	575,247
5.88%, 12/20/17	50,000	57,567
US Bancorp
2.20%, 11/15/16 (b)	250,000	257,206
Wachovia Bank NA
4.88%, 02/01/15	1,000,000	1,055,120
Wells Fargo & Co.
5.63%, 12/11/17	700,000	799,174
3.45%, 02/13/23	1,250,000	1,167,874
Westpac Banking Corp.
4.20%, 02/27/15	550,000	577,763

		41,153,196

Brokerage 0.2%
BlackRock, Inc.
3.50%, 12/10/14	200,000	207,398
5.00%, 12/10/19	300,000	338,171
Jefferies Group, Inc.
5.50%, 03/15/16	125,000	135,000
6.45%, 06/08/27	75,000	76,500
Nomura Holdings, Inc.
5.00%, 03/04/15	150,000	157,702
6.70%, 03/04/20	200,000	225,500
TD Ameritrade Holding Co.
4.15%, 12/01/14	200,000	208,753

		1,349,024

Finance Company 0.6%
GATX Corp.
4.75%, 05/15/15	100,000	105,418
GE Capital Trust I
6.38%, 11/15/67 (a)(b)	100,000	105,500
General Electric Capital Corp.
2.15%, 01/09/15	250,000	255,050
5.00%, 01/08/16	650,000	705,728
1.50%, 07/12/16	500,000	502,208
2.30%, 04/27/17	500,000	507,314
5.63%, 09/15/17	200,000	226,491

42 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
5.63%, 05/01/18	650,000	742,333
4.38%, 09/16/20	300,000	317,303
5.30%, 02/11/21	150,000	162,286
6.75%, 03/15/32	300,000	360,494
5.88%, 01/14/38	150,000	163,228
6.88%, 01/10/39	150,000	182,484
HSBC Finance Capital Trust IX
5.91%, 11/30/35 (a)(b)	400,000	407,500
HSBC Finance Corp.
5.00%, 06/30/15	82,000	87,194
5.50%, 01/19/16	100,000	109,405

		4,939,936

Insurance 1.2%
ACE INA Holdings, Inc.
2.60%, 11/23/15	200,000	207,496
Aetna, Inc.
3.95%, 09/01/20	250,000	258,896
American International Group, Inc.
2.38%, 08/24/15	200,000	202,571
5.60%, 10/18/16	925,000	1,028,894
6.40%, 12/15/20	150,000	175,372
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21	500,000	534,033
Berkshire Hathaway, Inc.
3.20%, 02/11/15	600,000	622,858
Cigna Corp.
2.75%, 11/15/16	450,000	466,311
5.38%, 02/15/42 (b)	150,000	159,827
CNA Financial Corp.
7.35%, 11/15/19	325,000	393,562
Genworth Holdings, Inc.
8.63%, 12/15/16	300,000	356,717
6.52%, 05/22/18	250,000	279,567
6.50%, 06/15/34	500,000	527,877
Hartford Financial Services Group, Inc.
6.30%, 03/15/18	200,000	228,816
6.00%, 01/15/19	100,000	113,782
4.30%, 04/15/43	150,000	134,927
ING US, Inc.
2.90%, 02/15/18	200,000	198,000
5.70%, 07/15/43 (c)	250,000	245,417
Lincoln National Corp.
6.25%, 02/15/20	300,000	347,895
4.00%, 09/01/23	200,000	198,786
MetLife, Inc.
6.82%, 08/15/18	450,000	543,250
Principal Financial Group, Inc.
6.05%, 10/15/36	300,000	346,022
Prudential Financial, Inc.
4.75%, 09/17/15	200,000	215,275
4.50%, 11/16/21	250,000	264,488
The Allstate Corp.
4.50%, 06/15/43	200,000	192,987
The Chubb Corp.
5.75%, 05/15/18	400,000	462,362
6.00%, 05/11/37	100,000	119,899
The Travelers Co., Inc.
5.90%, 06/02/19	300,000	354,183
6.75%, 06/20/36	150,000	193,717
UnitedHealth Group, Inc.
1.40%, 10/15/17	100,000	97,633
2.75%, 02/15/23 (b)	150,000	138,340
5.80%, 03/15/36	350,000	391,141
WellPoint, Inc.
2.30%, 07/15/18	250,000	247,356
3.30%, 01/15/23	500,000	471,227
4.65%, 01/15/43	150,000	139,343

		10,858,827

Other Financial 0.0%
ORIX Corp.
4.71%, 04/27/15	350,000	367,365

Real Estate Investment Trust 0.5%
Boston Properties LP
3.80%, 02/01/24 (b)	300,000	288,125
BRE Properties, Inc.
5.50%, 03/15/17	150,000	164,558
5.20%, 03/15/21 (b)	250,000	268,422
Digital Realty Trust LP
5.88%, 02/01/20	250,000	270,753
Duke Realty LP
7.38%, 02/15/15	400,000	433,460
HCP, Inc.
6.70%, 01/30/18	400,000	464,678
Health Care REIT, Inc.
4.13%, 04/01/19 (b)	200,000	208,340
Kilroy Realty LP
3.80%, 01/15/23 (b)	200,000	185,421
Kimco Realty Corp.
4.30%, 02/01/18 (b)	250,000	268,198
ProLogis LP
6.63%, 05/15/18	337,000	391,666
2.75%, 02/15/19 (b)	150,000	148,854
4.25%, 08/15/23 (b)	200,000	197,218
Regency Centers LP
4.80%, 04/15/21	150,000	156,858
Simon Property Group LP
5.25%, 12/01/16 (b)	150,000	167,182
2.80%, 01/30/17 (b)	200,000	205,469
Ventas Realty LP
4.75%, 06/01/21 (b)	100,000	104,455
4.25%, 03/01/22 (b)	500,000	499,852

		4,423,509

		63,091,857

Industrial 12.1%

Basic Industry 1.2%
Airgas, Inc.
1.65%, 02/15/18 (b)	350,000	338,959
Alcoa, Inc.
5.55%, 02/01/17	300,000	319,051
5.87%, 02/23/22	150,000	148,480
Barrick Gold Corp.
2.50%, 05/01/18 (c)	150,000	141,425
4.10%, 05/01/23 (c)	250,000	220,184
Barrick North America Finance LLC
5.75%, 05/01/43 (c)	500,000	427,208
BHP Billiton Finance (USA) Ltd.
1.13%, 11/21/14	250,000	252,040
3.25%, 11/21/21	200,000	194,859
4.13%, 02/24/42	250,000	229,767
CF Industries, Inc.
7.13%, 05/01/20	150,000	176,433
Cliffs Natural Resources, Inc.
4.80%, 10/01/20 (g)	150,000	139,955

See financial notes 43

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Domtar Corp.
10.75%, 06/01/17	250,000	314,756
Eastman Chemical Co.
3.60%, 08/15/22 (b)	350,000	339,448
Ecolab, Inc.
3.00%, 12/08/16	200,000	209,297
EI Du Pont de Nemours & Co.
4.75%, 03/15/15	600,000	637,351
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 03/01/17	500,000	490,043
International Paper Co.
7.95%, 06/15/18	100,000	123,619
7.50%, 08/15/21	250,000	308,197
7.30%, 11/15/39	300,000	370,564
Lubrizol Corp.
8.88%, 02/01/19	200,000	261,691
LYB International Finance BV
4.00%, 07/15/23	150,000	148,139
5.52%, 07/15/43	650,000	652,894
Monsanto Co.
2.75%, 04/15/16	100,000	104,205
Newmont Mining Corp.
4.88%, 03/15/42 (b)	250,000	194,640
Plains Exploration & Production Co
6.75%, 02/01/22 (b)	350,000	372,725
Potash Corp. of Saskatchewan, Inc.
6.50%, 05/15/19	375,000	438,879
Rio Tinto Finance (USA) Ltd.
3.50%, 11/02/20	250,000	245,419
7.13%, 07/15/28	200,000	244,320
Rio Tinto Finance (USA) PLC
2.25%, 12/14/18 (b)	500,000	485,334
4.75%, 03/22/42 (b)	500,000	459,069
Southern Copper Corp.
5.25%, 11/08/42	200,000	155,174
Teck Resources Ltd.
4.75%, 01/15/22 (b)	300,000	296,034
The Dow Chemical Co.
4.13%, 11/15/21 (b)	100,000	101,838
7.38%, 11/01/29	325,000	418,080
The Valspar Corp.
4.20%, 01/15/22 (b)	150,000	150,265
Vale Overseas Ltd.
4.38%, 01/11/22	375,000	350,832
5.63%, 09/11/42	500,000	420,030

		10,881,204

Capital Goods 1.1%
Boeing Capital Corp.
3.25%, 10/27/14	300,000	309,652
Caterpillar Financial Services Corp.
0.70%, 11/06/15	250,000	249,632
1.25%, 11/06/17	700,000	683,147
Deere & Co.
5.38%, 10/16/29	550,000	629,271
Eaton Corp.
0.95%, 11/02/15	150,000	149,845
1.50%, 11/02/17	200,000	195,615
2.75%, 11/02/22	250,000	230,323
4.00%, 11/02/32	150,000	138,254
General Electric Co.
0.85%, 10/09/15	100,000	100,045
5.25%, 12/06/17	750,000	849,123
2.70%, 10/09/22	150,000	140,227
4.13%, 10/09/42	250,000	229,176
Honeywell International, Inc.
5.00%, 02/15/19	150,000	169,771
5.38%, 03/01/41	250,000	283,448
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	150,000	176,202
2.88%, 01/15/19 (c)	200,000	197,760
John Deere Capital Corp.
1.70%, 01/15/20	150,000	140,494
Joy Global, Inc.
6.00%, 11/15/16	150,000	168,069
L-3 Communications Corp.
5.20%, 10/15/19	350,000	375,448
4.75%, 07/15/20	250,000	260,318
4.95%, 02/15/21 (b)	250,000	263,114
Lockheed Martin Corp.
6.15%, 09/01/36	200,000	233,033
5.50%, 11/15/39	100,000	106,793
Owens Corning
4.20%, 12/15/22 (b)	500,000	484,852
Raytheon Co.
3.13%, 10/15/20	200,000	200,896
4.88%, 10/15/40	250,000	253,577
Republic Services, Inc.
4.75%, 05/15/23 (b)	500,000	521,519
The Boeing Co.
6.88%, 03/15/39	100,000	135,267
United Technologies Corp.
1.80%, 06/01/17	250,000	251,601
6.13%, 02/01/19	500,000	592,418
4.50%, 06/01/42	500,000	494,401
Waste Management, Inc.
7.00%, 07/15/28	200,000	249,419

		9,462,710

Communications 2.0%
America Movil, S.A.B. de CV
3.63%, 03/30/15	300,000	311,082
5.00%, 10/16/19	200,000	215,923
4.38%, 07/16/42	300,000	242,816
American Tower Corp.
3.40%, 02/15/19	200,000	200,270
5.00%, 02/15/24	200,000	199,126
AT&T, Inc.
0.90%, 02/12/16	500,000	496,979
5.50%, 02/01/18	200,000	227,270
3.00%, 02/15/22	350,000	329,346
BellSouth Corp.
6.00%, 11/15/34	750,000	774,594
British Telecommunications PLC
2.00%, 06/22/15	300,000	305,211
CBS Corp.
5.75%, 04/15/20	275,000	305,668
7.88%, 07/30/30	325,000	397,807
Comcast Corp.
5.90%, 03/15/16	600,000	671,896
5.70%, 07/01/19	200,000	232,673
2.85%, 01/15/23	100,000	94,356
6.50%, 11/15/35	175,000	211,806
Deutsche Telekom International Finance BV
6.00%, 07/08/19	400,000	467,287
DIRECTV Holdings LLC
3.13%, 02/15/16	500,000	515,146
5.20%, 03/15/20	100,000	105,808
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
6.00%, 08/15/40 (b)	350,000	335,142

44 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Discovery Communications LLC
5.63%, 08/15/19	50,000	57,206
Grupo Televisa S.A.B.
6.63%, 03/18/25	400,000	456,726
NBCUniversal Media LLC
3.65%, 04/30/15	125,000	131,009
4.38%, 04/01/21	275,000	294,581
5.95%, 04/01/41	150,000	170,700
4.45%, 01/15/43	250,000	232,570
News America, Inc.
5.30%, 12/15/14	250,000	264,374
6.40%, 12/15/35	250,000	277,295
6.15%, 03/01/37	450,000	489,563
Orange S.A.
8.50%, 03/01/31 (a)	200,000	271,605
5.38%, 01/13/42	100,000	99,202
Pacific Bell Telephone Co.
7.13%, 03/15/26	750,000	899,050
Qwest Corp.
6.75%, 12/01/21	300,000	321,994
Rogers Communications, Inc.
3.00%, 03/15/23 (b)	400,000	363,092
TCI Communication, Inc.
7.13%, 02/15/28	350,000	439,352
Telecom Italia Capital S.A.
7.00%, 06/04/18	200,000	217,448
7.72%, 06/04/38	150,000	148,544
Telefonica Emisiones S.A.U.
3.99%, 02/16/16	500,000	517,564
6.42%, 06/20/16	350,000	384,104
5.13%, 04/27/20	400,000	405,118
7.05%, 06/20/36	100,000	106,858
Telefonos de Mexico, S.A.B. de CV
5.50%, 11/15/19	750,000	821,869
Time Warner Cable, Inc.
5.85%, 05/01/17	600,000	653,710
8.25%, 04/01/19	200,000	233,988
4.50%, 09/15/42 (b)	500,000	390,081
Verizon Communications, Inc.
1.10%, 11/01/17	250,000	241,142
2.45%, 11/01/22 (b)	750,000	661,371
5.85%, 09/15/35	650,000	686,542
Vodafone Group PLC
4.63%, 07/15/18	500,000	548,276
6.15%, 02/27/37	250,000	274,074

		17,699,214

Consumer Cyclical 1.6%
Amazon.com, Inc.
2.50%, 11/29/22 (b)	200,000	181,013
CVS Caremark Corp.
3.25%, 05/18/15	500,000	519,993
4.75%, 05/18/20 (b)	200,000	220,537
Daimler Finance North America LLC
2.30%, 01/09/15	250,000	254,030
Darden Restaurants, Inc.
3.35%, 11/01/22 (b)	150,000	137,122
eBay, Inc.
1.63%, 10/15/15	400,000	407,330
Ford Motor Co.
7.45%, 07/16/31	100,000	121,018
4.75%, 01/15/43	200,000	177,805
Ford Motor Credit Co. LLC
3.88%, 01/15/15	250,000	257,561
2.75%, 05/15/15	1,250,000	1,271,426
6.63%, 08/15/17	750,000	847,654
4.25%, 09/20/22	550,000	536,909
Historic TW, Inc.
6.88%, 06/15/18	500,000	597,849
Lowe’s Cos., Inc.
3.12%, 04/15/22 (b)	300,000	292,582
4.65%, 04/15/42 (b)	200,000	195,960
Macy’s Retail Holdings, Inc.
6.90%, 04/01/29	200,000	229,255
5.13%, 01/15/42 (b)	250,000	246,490
Marriott International, Inc.
3.00%, 03/01/19 (b)	350,000	351,654
McDonald’s Corp.
2.63%, 01/15/22	400,000	381,134
3.70%, 02/15/42	200,000	175,050
NIKE, Inc.
2.25%, 05/01/23 (b)	200,000	182,377
3.63%, 05/01/43 (b)	100,000	86,779
Nordstrom, Inc.
6.25%, 01/15/18	300,000	346,164
QVC, Inc.
5.13%, 07/02/22	300,000	298,944
Target Corp.
6.35%, 11/01/32	500,000	614,214
The Gap, Inc.
5.95%, 04/12/21 (b)	400,000	444,475
The Home Depot, Inc.
5.88%, 12/16/36	500,000	577,906
The Walt Disney Co.
5.63%, 09/15/16	300,000	340,493
4.13%, 12/01/41	100,000	94,645
Time Warner, Inc.
4.88%, 03/15/20	400,000	432,472
Toyota Motor Credit Corp.
3.40%, 09/15/21	100,000	100,320
VF Corp.
6.45%, 11/01/37	50,000	57,553
Viacom, Inc.
4.25%, 09/01/23 (b)	150,000	148,741
6.88%, 04/30/36	650,000	725,949
5.85%, 09/01/43 (b)	100,000	101,980
Wal-Mart Stores, Inc.
5.80%, 02/15/18	300,000	350,298
3.25%, 10/25/20	500,000	511,066
5.88%, 04/05/27	275,000	335,293
5.25%, 09/01/35	100,000	108,496
6.50%, 08/15/37	150,000	189,060
6.20%, 04/15/38	125,000	152,588

		13,602,185

Consumer Non-Cyclical 3.0%
AbbVie, Inc.
2.00%, 11/06/18	500,000	488,356
4.40%, 11/06/42	100,000	93,750
Actavis, Inc.
1.88%, 10/01/17	200,000	197,077
3.25%, 10/01/22 (b)	1,200,000	1,116,936
4.63%, 10/01/42 (b)	150,000	135,066
Altria Group, Inc.
9.70%, 11/10/18	169,000	221,682
9.25%, 08/06/19	75,000	98,566
4.75%, 05/05/21	150,000	159,146
2.85%, 08/09/22	200,000	180,845
9.95%, 11/10/38	50,000	74,164
4.25%, 08/09/42	250,000	206,566

See financial notes 45

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
AmerisourceBergen Corp.
4.88%, 11/15/19	600,000	668,432
3.50%, 11/15/21 (b)	300,000	298,421
Amgen, Inc.
2.50%, 11/15/16	250,000	259,104
5.70%, 02/01/19	500,000	571,917
3.63%, 05/15/22 (b)	150,000	147,258
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 11/15/14	500,000	528,068
1.38%, 07/15/17	800,000	791,724
5.00%, 04/15/20	450,000	505,197
4.38%, 02/15/21	150,000	161,342
3.75%, 07/15/42	200,000	175,887
Archer-Daniels-Midland Co.
4.48%, 03/01/21 (a)	300,000	319,727
AstraZeneca PLC
6.45%, 09/15/37	500,000	609,538
Baxter International, Inc.
4.50%, 06/15/43 (b)	300,000	295,621
Boston Scientific Corp.
4.50%, 01/15/15	200,000	210,280
4.13%, 10/01/23 (b)	250,000	245,345
Bristol-Myers Squibb Co.
3.25%, 08/01/42	150,000	121,301
Cardinal Health, Inc.
4.00%, 06/15/15	250,000	263,642
3.20%, 03/15/23	100,000	92,779
ConAgra Foods, Inc.
1.90%, 01/25/18	250,000	245,820
7.00%, 04/15/19	250,000	296,278
3.20%, 01/25/23 (b)	100,000	93,606
Covidien International Finance S.A.
6.00%, 10/15/17	400,000	460,912
Diageo Capital PLC
1.13%, 04/29/18	250,000	238,797
5.88%, 09/30/36	150,000	174,420
Express Scripts Holding Co.
2.10%, 02/12/15	500,000	508,264
2.65%, 02/15/17	250,000	256,200
4.75%, 11/15/21	450,000	478,399
General Mills, Inc.
5.20%, 03/17/15	250,000	267,134
5.70%, 02/15/17	500,000	563,008
GlaxoSmithKline Capital, Inc.
6.38%, 05/15/38	400,000	499,298
Hasbro, Inc.
6.30%, 09/15/17	100,000	112,826
Johnson & Johnson
4.95%, 05/15/33	100,000	110,830
4.85%, 05/15/41	200,000	215,658
Kellogg Co.
7.45%, 04/01/31	250,000	321,052
Kimberly-Clark Corp.
7.50%, 11/01/18	325,000	404,868
Koninklijke Philips NV
5.00%, 03/15/42	300,000	300,905
Kraft Foods Group, Inc.
5.38%, 02/10/20	392,000	440,606
5.00%, 06/04/42	300,000	295,478
Lorillard Tobacco Co.
2.30%, 08/21/17	350,000	344,740
6.88%, 05/01/20	100,000	113,373
Mead Johnson Nutrition Co.
3.50%, 11/01/14	300,000	307,547
Medtronic, Inc.
3.13%, 03/15/22 (b)	250,000	244,146
Merck & Co., Inc.
3.88%, 01/15/21 (b)	700,000	731,960
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	200,000	226,424
Molson Coors Brewing Co.
3.50%, 05/01/22	100,000	98,570
Mondelez International, Inc.
4.13%, 02/09/16	500,000	532,388
6.13%, 02/01/18	400,000	460,618
5.38%, 02/10/20	358,000	400,626
Mylan, Inc.
1.80%, 06/24/16 (c)	200,000	200,262
Newell Rubbermaid, Inc.
2.05%, 12/01/17	150,000	146,987
4.70%, 08/15/20	200,000	211,842
PepsiCo, Inc.
2.25%, 01/07/19 (b)	200,000	198,281
4.50%, 01/15/20	250,000	272,861
4.88%, 11/01/40	500,000	506,390
Pfizer, Inc.
5.35%, 03/15/15	350,000	374,530
6.20%, 03/15/19	500,000	598,879
7.20%, 03/15/39	250,000	342,354
Philip Morris International, Inc.
1.13%, 08/21/17	250,000	243,084
2.50%, 08/22/22	100,000	91,245
Reynolds American, Inc.
1.05%, 10/30/15	100,000	100,067
3.25%, 11/01/22	100,000	91,661
4.75%, 11/01/42	100,000	87,718
Safeway, Inc.
7.25%, 02/01/31	250,000	268,535
Sanofi
2.63%, 03/29/16	800,000	833,241
1.25%, 04/10/18	250,000	241,668
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36	250,000	290,703
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	200,000	197,704
The Coca-Cola Co.
3.15%, 11/15/20	200,000	203,819
The Kroger Co.
3.90%, 10/01/15	200,000	211,236
3.85%, 08/01/23 (b)	100,000	98,184
5.40%, 07/15/40 (b)	50,000	50,709
The Procter & Gamble Co.
4.70%, 02/15/19	400,000	450,549
Thermo Fisher Scientific, Inc.
3.20%, 03/01/16	100,000	103,810
Unilever Capital Corp.
4.25%, 02/10/21	500,000	537,063
Zimmer Holdings, Inc.
5.75%, 11/30/39	400,000	447,958
Zoetis, Inc.
4.70%, 02/01/43 (b)	100,000	94,518

		26,478,346

Energy 1.6%
Anadarko Petroleum Corp.
6.38%, 09/15/17	250,000	289,574
6.45%, 09/15/36	100,000	117,114
Baker Hughes, Inc.
7.50%, 11/15/18	100,000	124,970

46 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
5.13%, 09/15/40	150,000	160,897
BP Capital Markets PLC
1.85%, 05/05/17	150,000	150,176
1.38%, 05/10/18	250,000	241,062
4.50%, 10/01/20	300,000	320,503
3.56%, 11/01/21	600,000	592,733
3.25%, 05/06/22	250,000	238,859
2.75%, 05/10/23	150,000	136,037
Canadian Natural Resources Ltd.
5.70%, 05/15/17	250,000	281,515
5.85%, 02/01/35	500,000	536,928
6.25%, 03/15/38	200,000	228,008
Chevron Corp.
3.19%, 06/24/23 (b)	150,000	145,884
Halliburton Co.
7.45%, 09/15/39	225,000	303,537
Hess Corp.
8.13%, 02/15/19	300,000	374,086
7.30%, 08/15/31	300,000	364,578
7.13%, 03/15/33	84,000	100,440
5.60%, 02/15/41	100,000	103,133
Husky Energy, Inc.
7.25%, 12/15/19	163,000	198,891
Kerr-McGee Corp.
6.95%, 07/01/24	250,000	295,538
Marathon Oil Corp.
0.90%, 11/01/15	100,000	99,790
2.80%, 11/01/22 (b)	200,000	184,737
Nabors Industries, Inc.
6.15%, 02/15/18	350,000	388,127
Nexen, Inc.
6.20%, 07/30/19	125,000	144,929
5.88%, 03/10/35	300,000	309,859
Noble Energy, Inc.
8.25%, 03/01/19	100,000	124,367
6.00%, 03/01/41 (b)	150,000	170,810
Occidental Petroleum Corp.
4.13%, 06/01/16	200,000	215,817
Petrohawk Energy Corp.
7.88%, 06/01/15 (b)	650,000	663,070
7.25%, 08/15/18 (b)	300,000	326,850
Phillips 66
5.88%, 05/01/42	150,000	160,545
Plains Exploration & Production Co.
6.50%, 11/15/20 (b)	500,000	532,855
Shell International Finance BV
5.20%, 03/22/17	500,000	561,965
3.63%, 08/21/42	250,000	214,422
Suncor Energy, Inc.
6.50%, 06/15/38	500,000	589,136
Tosco Corp.
7.80%, 01/01/27	750,000	1,000,939
Total Capital S.A.
2.30%, 03/15/16	150,000	154,583
4.13%, 01/28/21	350,000	369,331
Transocean, Inc.
4.95%, 11/15/15	300,000	322,265
5.05%, 12/15/16	300,000	328,366
6.38%, 12/15/21	550,000	607,598
Valero Energy Corp.
9.38%, 03/15/19	250,000	323,343
10.50%, 03/15/39	200,000	297,329
Weatherford International Ltd.
4.50%, 04/15/22 (b)	500,000	488,667
XTO Energy, Inc.
6.75%, 08/01/37	300,000	401,976

		14,286,139

Other Industrial 0.0%
Thomas & Betts Corp.
5.63%, 11/15/21	250,000	282,527

Technology 1.1%
Agilent Technologies, Inc.
3.88%, 07/15/23 (b)	500,000	484,038
Apple, Inc.
0.45%, 05/03/16	100,000	99,050
1.00%, 05/03/18	200,000	191,291
2.40%, 05/03/23	300,000	271,660
3.85%, 05/04/43	100,000	85,897
Arrow Electronics, Inc.
3.38%, 11/01/15	250,000	258,831
3.00%, 03/01/18	200,000	199,729
4.50%, 03/01/23 (b)	500,000	490,383
Cisco Systems, Inc.
5.50%, 02/22/16	700,000	777,896
4.45%, 01/15/20	800,000	876,689
5.90%, 02/15/39	150,000	176,549
Fiserv, Inc.
3.13%, 06/15/16	250,000	260,443
Harris Corp.
6.15%, 12/15/40	150,000	160,792
Hewlett-Packard Co.
2.60%, 09/15/17	300,000	301,113
4.65%, 12/09/21	350,000	343,527
6.00%, 09/15/41	400,000	368,090
Intel Corp.
1.95%, 10/01/16	250,000	256,543
3.30%, 10/01/21	250,000	248,172
4.80%, 10/01/41	150,000	147,720
International Business Machines Corp.
7.63%, 10/15/18	700,000	882,897
5.60%, 11/30/39	250,000	289,530
Microsoft Corp.
5.30%, 02/08/41	150,000	164,525
Motorola Solutions, Inc.
3.50%, 03/01/23	500,000	462,673
Oracle Corp.
5.25%, 01/15/16	100,000	110,086
2.38%, 01/15/19	600,000	598,267
3.63%, 07/15/23	400,000	397,720
5.38%, 07/15/40	100,000	110,070
Science Applications International Corp.
5.50%, 07/01/33	150,000	142,525
Xerox Corp.
4.25%, 02/15/15	800,000	834,851

		9,991,557

Transportation 0.5%
American Airlines Pass-Through Trust
4.00%, 07/15/25	200,000	184,500
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	400,000	451,925
3.60%, 09/01/20 (b)	300,000	309,091
3.85%, 09/01/23 (b)	500,000	498,178
Canadian National Railway Co.
6.20%, 06/01/36	100,000	121,286
Canadian Pacific Railway Ltd.
4.50%, 01/15/22	500,000	522,875

See financial notes 47

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
CSX Corp.
3.70%, 10/30/20 (b)	500,000	517,340
4.10%, 03/15/44 (b)	400,000	347,880
FedEx Corp.
2.63%, 08/01/22	200,000	182,608
3.88%, 08/01/42	200,000	166,322
Norfolk Southern Corp.
5.90%, 06/15/19	300,000	349,584
Ryder System, Inc.
3.15%, 03/02/15	200,000	205,813
United Parcel Service, Inc.
6.20%, 01/15/38	150,000	185,441

		4,042,843

		106,726,725

Utilities 2.3%

Electric 1.5%
Alabama Power Co.
4.10%, 01/15/42	100,000	91,674
Ameren Illinois Co.
2.70%, 09/01/22 (b)	400,000	377,156
Appalachian Power Co.
6.38%, 04/01/36	100,000	114,338
7.00%, 04/01/38	300,000	365,810
Commonwealth Edison Co.
1.95%, 09/01/16 (b)	500,000	510,066
Consolidated Edison Co. of New York, Inc.
5.30%, 03/01/35	350,000	381,706
Consumers Energy Co.
3.95%, 05/15/43 (b)	400,000	363,524
Dominion Resources, Inc.
4.45%, 03/15/21	450,000	482,254
5.25%, 08/01/33 (b)	500,000	542,057
DTE Electric Co.
3.65%, 03/15/24 (b)	150,000	151,119
Duke Energy Carolinas LLC
4.30%, 06/15/20	100,000	108,081
6.45%, 10/15/32	350,000	423,176
Duke Energy Florida, Inc.
4.55%, 04/01/20	750,000	820,071
Duke Energy Progress, Inc.
4.10%, 05/15/42 (b)	250,000	231,307
Exelon Generation Co. LLC
5.20%, 10/01/19	200,000	219,108
5.60%, 06/15/42 (b)	300,000	292,442
Florida Power & Light Co.
6.20%, 06/01/36	500,000	617,724
Georgia Power Co.
4.75%, 09/01/40	200,000	197,600
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	600,000	605,101
National Rural Utilities Cooperative Finance Corp.
3.05%, 03/01/16	500,000	524,358
NextEra Energy Capital Holdings, Inc.
3.63%, 06/15/23 (b)	200,000	190,471
Pacific Gas & Electric Co.
3.50%, 10/01/20 (b)	200,000	202,197
6.05%, 03/01/34	300,000	341,766
5.80%, 03/01/37	400,000	443,344
Pacificorp
5.50%, 01/15/19	150,000	173,727
6.00%, 01/15/39	500,000	608,400
PPL Electric Utilities Corp.
2.50%, 09/01/22 (b)	400,000	373,082
PSEG Power LLC
5.13%, 04/15/20	150,000	163,769
8.63%, 04/15/31	500,000	688,779
San Diego Gas & Electric Co.
4.50%, 08/15/40	250,000	253,522
Sierra Pacific Power Co.
6.00%, 05/15/16	200,000	225,992
Southern California Edison Co.
5.50%, 08/15/18	250,000	289,050
The Southern Co.
2.38%, 09/15/15	800,000	823,683
TransAlta Corp.
4.50%, 11/15/22 (b)	250,000	238,127
Union Electric Co.
3.90%, 09/15/42 (b)	200,000	180,060
Westar Energy, Inc.
4.13%, 03/01/42 (b)	100,000	93,101
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	315,000	346,362
4.80%, 09/15/41 (b)	300,000	299,996

		13,354,100

Natural Gas 0.8%
CenterPoint Energy Resources Corp.
5.85%, 01/15/41 (b)	250,000	288,893
El Paso Pipeline Partners Operating Co., LLC
4.70%, 11/01/42 (b)	100,000	88,872
Energy Transfer Partners LP
9.00%, 04/15/19	187,000	235,144
5.20%, 02/01/22 (b)	250,000	263,862
6.63%, 10/15/36	550,000	594,079
5.15%, 02/01/43 (b)	500,000	462,306
Enterprise Products Operating LLC
6.30%, 09/15/17	700,000	807,920
4.85%, 08/15/42 (b)	250,000	239,861
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	300,000	339,495
6.85%, 02/15/20	400,000	472,046
6.95%, 01/15/38	250,000	295,296
5.00%, 08/15/42 (b)	200,000	186,688
Magellan Midstream Partners LP
4.20%, 12/01/42 (b)	250,000	216,667
Nisource Finance Corp.
5.25%, 02/15/43 (b)	300,000	290,879
Plains All American Pipeline LP
3.95%, 09/15/15	250,000	265,087
3.85%, 10/15/23 (b)	250,000	247,412
Sempra Energy
6.15%, 06/15/18	500,000	579,181
Southern Natural Gas Co. LLC
5.90%, 04/01/17 (c)	150,000	170,113
Southwest Gas Corp.
3.88%, 04/01/22 (b)	100,000	102,151
TransCanada PipeLines Ltd.
6.50%, 08/15/18	325,000	387,063
6.20%, 10/15/37	150,000	175,280
Williams Partners LP
7.25%, 02/01/17	250,000	290,372

48 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
4.13%, 11/15/20 (b)	500,000	503,410

		7,502,077

		20,856,177

Total Corporate Bonds
(Cost $188,279,704)		190,674,759

U.S. Government and Government Agencies 40.7% of net assets

U.S. Government Agency Securities 4.5%
Egypt Government AID Bonds
4.45%, 09/15/15	1,000,000	1,078,569
Fannie Mae
0.50%, 05/27/15	1,000,000	1,002,205
4.38%, 10/15/15	2,000,000	2,163,856
2.38%, 04/11/16	1,000,000	1,043,312
1.25%, 09/28/16	3,000,000	3,030,816
5.38%, 06/12/17	1,000,000	1,149,069
1.20%, 07/17/17 (b)	1,000,000	978,646
0.88%, 08/28/17	2,500,000	2,454,777
1.50%, 10/17/19 (b)	4,000,000	3,779,140
6.63%, 11/15/30	500,000	668,713
Federal Farm Credit Bank
4.88%, 01/17/17	500,000	560,908
Federal Home Loan Bank
5.50%, 08/13/14	1,000,000	1,051,165
0.25%, 02/20/15	1,250,000	1,248,948
5.38%, 05/18/16	1,000,000	1,125,438
0.38%, 06/24/16	1,000,000	991,706
1.00%, 11/09/17 (b)	1,000,000	974,629
5.00%, 11/17/17	750,000	855,287
5.38%, 05/15/19	500,000	585,840
5.50%, 07/15/36	500,000	597,900
Freddie Mac
0.63%, 12/29/14	1,500,000	1,507,138
0.50%, 08/19/15 (b)	2,000,000	1,999,666
4.75%, 11/17/15	2,000,000	2,186,086
2.00%, 08/25/16	1,000,000	1,033,197
0.88%, 03/07/18	3,750,000	3,625,710
4.88%, 06/13/18	1,000,000	1,145,540
2.38%, 01/13/22	1,500,000	1,441,431
Tennessee Valley Authority
4.65%, 06/15/35	1,000,000	1,024,832

		39,304,524

U.S. Treasury Obligations 36.2%
U.S. Treasury Bonds
7.25%, 05/15/16	1,000,000	1,176,953
8.13%, 08/15/19	1,000,000	1,355,234
6.00%, 02/15/26	3,500,000	4,588,283
6.13%, 11/15/27	400,000	535,656
5.25%, 02/15/29	1,750,000	2,170,410
4.50%, 02/15/36	1,000,000	1,155,000
5.00%, 05/15/37	500,000	618,203
3.50%, 02/15/39	1,000,000	982,188
4.25%, 05/15/39	1,000,000	1,111,953
4.38%, 11/15/39	500,000	566,875
4.63%, 02/15/40	2,500,000	2,944,530
4.38%, 05/15/40	1,750,000	1,983,378
3.88%, 08/15/40	5,300,000	5,533,529
4.25%, 11/15/40	1,650,000	1,832,403
4.75%, 02/15/41	1,450,000	1,741,473
4.38%, 05/15/41	1,250,000	1,416,309
3.75%, 08/15/41	2,000,000	2,037,968
3.13%, 11/15/41	2,285,000	2,066,140
3.13%, 02/15/42	2,230,000	2,013,447
2.75%, 08/15/42	1,925,000	1,599,856
2.75%, 11/15/42	2,000,000	1,659,844
3.13%, 02/15/43	1,000,000	898,438
U.S. Treasury Notes
0.25%, 09/15/14	4,000,000	4,003,908
0.50%, 10/15/14	9,000,000	9,032,868
2.38%, 10/31/14	2,600,000	2,665,915
4.25%, 11/15/14	4,750,000	4,980,356
2.13%, 11/30/14	3,500,000	3,583,741
0.25%, 12/15/14	1,000,000	1,000,547
2.63%, 12/31/14	1,530,000	1,578,619
0.25%, 01/15/15	8,000,000	8,001,872
2.25%, 01/31/15	2,050,000	2,107,777
0.25%, 02/15/15	2,000,000	1,999,766
4.00%, 02/15/15	2,000,000	2,107,968
0.38%, 03/15/15	6,000,000	6,008,790
2.50%, 04/30/15	5,800,000	6,009,682
0.25%, 05/15/15	7,750,000	7,740,312
4.13%, 05/15/15	1,000,000	1,064,238
2.13%, 05/31/15	6,000,000	6,186,444
0.38%, 06/15/15	3,865,000	3,866,813
4.25%, 08/15/15	1,000,000	1,074,883
1.25%, 08/31/15	4,000,000	4,067,500
0.25%, 09/15/15	5,000,000	4,984,375
1.25%, 09/30/15	2,000,000	2,034,610
0.25%, 10/15/15	3,500,000	3,486,465
0.38%, 11/15/15	2,000,000	1,996,250
4.50%, 11/15/15	1,000,000	1,088,281
1.38%, 11/30/15	1,000,000	1,020,117
0.25%, 12/15/15	1,000,000	994,492
2.13%, 12/31/15	2,700,000	2,801,566
2.00%, 01/31/16	2,250,000	2,329,277
0.38%, 02/15/16	4,000,000	3,982,812
4.50%, 02/15/16	1,000,000	1,096,016
2.13%, 02/29/16	1,000,000	1,038,750
0.38%, 03/15/16	2,000,000	1,989,532
0.25%, 04/15/16	8,000,000	7,924,064
2.63%, 04/30/16	1,000,000	1,052,344
0.25%, 05/15/16	4,500,000	4,452,012
5.13%, 05/15/16	1,000,000	1,119,844
3.25%, 05/31/16	1,000,000	1,070,078
3.25%, 06/30/16	1,000,000	1,071,094
0.63%, 07/15/16	4,000,000	3,988,592
1.50%, 07/31/16	1,000,000	1,021,562
3.25%, 07/31/16	1,850,000	1,983,257
0.63%, 08/15/16	1,500,000	1,493,496
4.88%, 08/15/16	1,000,000	1,119,609
1.00%, 08/31/16	1,500,000	1,509,375
3.00%, 08/31/16	2,100,000	2,237,485
3.00%, 09/30/16	1,000,000	1,066,172
1.00%, 10/31/16	2,000,000	2,008,516
4.63%, 11/15/16	1,000,000	1,117,891
2.75%, 11/30/16	5,000,000	5,294,920
0.88%, 12/31/16	3,750,000	3,741,795
3.13%, 01/31/17	3,700,000	3,966,803
0.88%, 02/28/17	4,500,000	4,477,500
1.00%, 03/31/17	1,500,000	1,496,718
3.25%, 03/31/17	2,000,000	2,154,532
3.13%, 04/30/17	5,250,000	5,634,316
4.50%, 05/15/17	3,000,000	3,369,609
0.63%, 05/31/17	2,500,000	2,452,735

See financial notes 49

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
2.38%, 07/31/17	3,500,000	3,657,227
0.63%, 08/31/17	2,000,000	1,951,172
0.63%, 09/30/17	1,000,000	973,867
4.25%, 11/15/17	3,000,000	3,363,282
0.63%, 11/30/17	3,000,000	2,910,702
0.75%, 12/31/17	1,000,000	973,516
2.63%, 01/31/18	2,000,000	2,105,468
3.50%, 02/15/18	1,000,000	1,090,742
0.75%, 03/31/18	3,000,000	2,904,492
2.88%, 03/31/18	2,500,000	2,658,397
3.88%, 05/15/18	2,500,000	2,773,340
1.00%, 05/31/18	1,000,000	976,289
1.38%, 07/31/18	1,500,000	1,485,821
4.00%, 08/15/18	2,000,000	2,234,922
1.50%, 08/31/18	5,000,000	4,975,975
1.38%, 09/30/18	2,000,000	1,975,938
1.75%, 10/31/18	4,000,000	4,020,000
3.75%, 11/15/18	3,000,000	3,313,944
1.38%, 11/30/18	4,500,000	4,431,622
1.38%, 12/31/18	2,000,000	1,966,250
2.75%, 02/15/19	1,500,000	1,578,105
1.50%, 03/31/19	2,000,000	1,968,438
1.00%, 06/30/19	1,500,000	1,426,934
3.38%, 11/15/19	3,000,000	3,253,944
1.00%, 11/30/19	1,500,000	1,410,821
3.63%, 02/15/20	5,000,000	5,491,600
1.13%, 04/30/20	1,000,000	937,422
1.38%, 05/31/20	1,000,000	951,367
1.88%, 06/30/20	1,550,000	1,521,421
2.00%, 07/31/20	3,000,000	2,964,024
2.63%, 08/15/20	5,000,000	5,148,635
3.63%, 02/15/21	2,000,000	2,185,624
3.13%, 05/15/21	6,600,000	6,961,198
2.13%, 08/15/21	5,500,000	5,376,893
2.00%, 02/15/22	3,000,000	2,876,367
1.75%, 05/15/22	1,250,000	1,167,480
1.63%, 08/15/22	4,000,000	3,674,064
1.63%, 11/15/22	2,500,000	2,283,105
2.00%, 02/15/23	3,000,000	2,821,407
1.75%, 05/15/23	3,500,000	3,201,408

		320,680,154

Total U.S. Government and Government Agencies
(Cost $354,064,624)		359,984,678

Commercial Mortgage-Backed Securities 1.8% of net assets

Banc of America Commercial Mortgage Trust
Series 2007-4 Class A4
5.93%, 02/10/51 (a)(b)	3,000,000	3,342,236
Banc of America Commercial Mortgage, Inc.
Series 2005-3 Class AJ
4.77%, 07/10/43 (a)(b)	1,100,000	1,082,610
Series 2006-3 Class AM
6.05%, 07/10/44 (a)(b)	800,000	827,084
Series 2007-1 Class A4
5.45%, 01/15/49 (b)	1,000,000	1,086,463
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 12/11/40 (b)	2,237,000	2,398,964
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AM
5.57%, 02/15/39 (a)(b)	650,000	693,590
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	800,000	879,634
GS Mortgage Securities Corp. II
Series 2006-GG6 Class A4
5.55%, 04/10/38 (a)(b)	1,100,000	1,187,960
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5 Class AJ
5.49%, 12/15/44 (a)(b)	1,025,000	1,087,878
Series 2007-LD12 Class A3
6.12%, 02/15/51 (a)(b)	2,000,000	2,072,357
Series 2007-LD12-A Class A2
5.83%, 02/15/51 (b)	28,770	29,434
Merrill Lynch Mortgage Trust
Series 2005-LC1 Class AM
5.49%, 01/12/44 (a)(b)	700,000	747,098

Total Commercial Mortgage-Backed Securities
(Cost $14,155,848)		15,435,308

Asset-Backed Obligations 0.4% of net assets

Chase Issuance Trust
Series 2012-A5 Class A5
0.59%, 08/15/17 (b)	530,000	528,799
Series 2007-A3 Class A3
5.23%, 04/15/19 (b)	1,515,000	1,707,245
Citibank Credit Card Issuance Trust
Series 2005-A2 Class A2
4.85%, 03/10/17 (b)	700,000	745,563
Discover Card Master Trust
Series 2012-A1 Class A1
0.81%, 08/15/17 (b)	600,000	602,125
Honda Auto Receivables Owner Trust
Series 2012-4 Class A3
0.52%, 08/18/16 (b)	200,000	199,990

Total Asset-Backed Obligations
(Cost $3,849,424)		3,783,722

Foreign Securities 4.9% of net assets

Foreign Agencies 1.6%

Austria 0.0%
Oesterreichische Kontrollbank AG
1.13%, 07/06/15	400,000	404,424

Brazil 0.3%
Petrobras Global Finance BV
4.38%, 05/20/23	1,000,000	884,993
5.63%, 05/20/43	350,000	282,538
Petrobras International Finance Co.
3.88%, 01/27/16	500,000	515,595
5.75%, 01/20/20	200,000	203,439
5.38%, 01/27/21	500,000	490,742

		2,377,307

Germany 0.7%
Kreditanstalt Fuer Wiederaufbau
1.25%, 10/26/15 (d)	1,000,000	1,013,836
2.63%, 02/16/16 (d)	1,000,000	1,046,322
4.88%, 01/17/17 (d)	850,000	956,237
4.50%, 07/16/18 (d)	1,750,000	1,971,450
4.00%, 01/27/20 (d)	250,000	273,347

50 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
2.75%, 09/08/20 (d)	750,000	760,280

		6,021,472

Japan 0.1%
Japan Finance Corp.
2.88%, 02/02/15	300,000	310,067
2.50%, 01/21/16	400,000	415,536
2.25%, 07/13/16	300,000	310,217

		1,035,820

Mexico 0.2%
Pemex Project Funding Master Trust
6.63%, 06/15/35	600,000	619,500
Petroleos Mexicanos
4.88%, 03/15/15	425,000	449,012
5.50%, 01/21/21	500,000	532,000

		1,600,512

Norway 0.1%
Statoil ASA
2.90%, 10/15/14	150,000	153,935
3.13%, 08/17/17	200,000	210,901
5.10%, 08/17/40	250,000	264,003

		628,839

Republic of Korea 0.1%
Export-Import Bank of Korea
4.00%, 01/11/17	600,000	635,146
Korea Development Bank
3.00%, 09/14/22	500,000	464,070

		1,099,216

Sweden 0.1%
Svensk Exportkredit AB
1.13%, 04/05/18	750,000	726,730

		13,894,320

Foreign Local Government 0.5%

Canada 0.5%
Province of British Columbia
2.00%, 10/23/22	400,000	363,586
Province of Manitoba
1.13%, 06/01/18	650,000	628,636
Province of Ontario
0.95%, 05/26/15	100,000	100,689
4.00%, 10/07/19	400,000	431,565
4.40%, 04/14/20	975,000	1,073,767
Province of Quebec
5.13%, 11/14/16	450,000	505,547
7.50%, 09/15/29	650,000	877,791

		3,981,581

Sovereign 1.4%

Brazil 0.2%
Federative Republic of Brazil
6.00%, 01/17/17	500,000	558,000
4.88%, 01/22/21	250,000	263,125
8.88%, 04/15/24	675,000	903,487
5.63%, 01/07/41	500,000	485,000

		2,209,612

Chile 0.1%
Republic of Chile
3.88%, 08/05/20	600,000	616,500
3.63%, 10/30/42	200,000	157,500

		774,000

Colombia 0.1%
Republic of Colombia
7.38%, 09/18/37	650,000	791,375

Italy 0.2%
Republic of Italy
3.13%, 01/26/15	550,000	563,282
5.38%, 06/12/17	700,000	757,909
6.88%, 09/27/23	250,000	295,280

		1,616,471

Mexico 0.2%
United Mexican States
5.63%, 01/15/17	300,000	334,800
3.63%, 03/15/22	1,000,000	977,000
6.75%, 09/27/34	750,000	871,500
6.05%, 01/11/40	150,000	159,600

		2,342,900

Panama 0.0%
Republic of Panama
7.25%, 03/15/15	200,000	217,600
6.70%, 01/26/36	200,000	223,000

		440,600

Peru 0.1%
Republic of Peru
7.13%, 03/30/19	650,000	776,750

Philippines 0.1%
Republic of the Philippines
5.00%, 01/13/37	500,000	520,625

Poland 0.1%
Republic of Poland
5.13%, 04/21/21	750,000	800,625

South Africa 0.1%
Republic of South Africa
6.88%, 05/27/19	500,000	561,250

Turkey 0.2%
Republic of Turkey
5.63%, 03/30/21	1,000,000	1,007,750
7.38%, 02/05/25	500,000	544,375
4.88%, 04/16/43	500,000	391,375

		1,943,500

		12,777,708

Supranational 1.4%
African Development Bank
2.50%, 03/15/16	350,000	365,169
Asian Development Bank
2.50%, 03/15/16	750,000	783,931
5.59%, 07/16/18	500,000	584,983
European Bank for Reconstruction & Development
2.50%, 03/15/16	500,000	521,407
1.00%, 02/16/17	250,000	249,191
European Investment Bank
1.63%, 09/01/15	400,000	408,920
2.50%, 05/16/16	800,000	834,250
5.13%, 05/30/17	1,900,000	2,159,500
1.00%, 06/15/18	750,000	721,905
2.88%, 09/15/20	600,000	603,353
4.88%, 02/15/36	150,000	165,778

See financial notes 51

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)
Inter-American Development Bank
2.25%, 07/15/15	500,000	516,833
1.13%, 03/15/17	500,000	500,103
3.88%, 09/17/19	500,000	549,452
International Bank for Reconstruction & Development
2.38%, 05/26/15	1,000,000	1,034,607
2.13%, 03/15/16	800,000	829,302
International Finance Corp.
2.75%, 04/20/15	350,000	362,928
2.25%, 04/11/16	500,000	518,600
1.75%, 09/04/18	350,000	349,984
Nordic Investment Bank
0.50%, 04/14/16	750,000	745,832

		12,806,028

Total Foreign Securities
(Cost $44,209,973)		43,459,637

Municipal Bonds 0.9% of net assets

Fixed-Rate Obligations 0.9%
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	1,050,000	1,240,134
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,000,000	1,264,710
Catholic Health Initiatives
1.60%, 11/01/17	150,000	146,253
Connecticut
GO (Build America Bonds) Series 2010D
5.09%, 10/01/30	100,000	100,581
GO (Teachers’ Retirement Fund) Series 2008A
5.85%, 03/15/32	300,000	325,518
East Bay Municipal Utility District
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	700,000	796,264
Illinois
GO Bonds Series 2011
5.37%, 03/01/17	750,000	794,295
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	750,000	693,630
Maryland State Transportation Auth
RB (Build America Bonds) Series 2009B
5.89%, 07/01/43	100,000	109,502
Metropolitan Government of Nashville & Davidson Cnty
GO (Build America Bonds) Series 2010B
5.71%, 07/01/34	200,000	216,440
Metropolitan Transportation Authority
GO (Build America Bonds) Series 2010E
6.81%, 11/15/40	350,000	414,795
New Jersey State Turnpike Auth
RB (Build America Bonds) Series 2009F
7.41%, 01/01/40	100,000	129,707
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	700,000	876,092
New York City Municipal Water Finance Auth
Water and Sewer Systems Second General Resolution RB (Build America Bonds) Series 2011CC
5.88%, 06/15/44	150,000	172,631
President and Fellows of Harvard College
3.62%, 10/01/37	400,000	350,560
Texas State Transportation Commission
RB (Build America Bonds) Series 2010B
5.03%, 04/01/26	600,000	654,306

Total Municipal Bonds
(Cost $8,049,671)		8,285,418

	Number	Value
Security	of Shares	($)

Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund 0.00% (e)	5,081,335	5,081,335

Total Other Investment Company
(Cost $5,081,335)		5,081,335

	Face
Issuer	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 4.4% of net assets

U.S. Government Agency Securities 4.4%
Federal Home Loan Bank
0.02%, 09/20/13 (f)	15,000,000	14,999,925
0.04%, 09/27/13 (f)	24,000,000	23,999,832

Total Short-Term Investments
(Cost $38,999,275)		38,999,757

End of Investments.

	Number	Value
Security	of Shares	($)

Collateral Invested for Securities on Loan 0.0% of net assets

State Street Institutional U.S. Government Money Market Fund 0.00% (e)	137,740	137,740

Total Collateral Invested for Securities on Loan
(Cost $137,740)		137,740

End of Collateral Invested for Securities on Loan

52 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

At 08/31/13, the tax basis cost of the fund’s investments was $917,215,350 and the unrealized appreciation and depreciation were $22,876,585 and ($13,888,654), respectively, with a net unrealized appreciation of $8,987,931.

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,602,369 or 0.2% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	All or a portion of this security is on loan. Securities on loan were valued at $132,490.

GO —	General obligation
RB —	Revenue bond
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage-Backed Securities[1]	$—	$260,498,667	$—	$260,498,667
Corporate Bonds[1]	—	190,674,759	—	190,674,759
U.S. Government and Government Agencies[1]	—	359,984,678	—	359,984,678
Commercial Mortgage-Backed Securities	—	15,435,308	—	15,435,308
Asset-Backed Obligations	—	3,783,722	—	3,783,722
Foreign Securities[1]	—	43,459,637	—	43,459,637
Municipal Bonds[1]	—	8,285,418	—	8,285,418
Other Investment Company[1]	5,081,335	—	—	5,081,335
Short-Term Investments[1]	—	38,999,757	—	38,999,757

Total	$5,081,335	$921,121,946	$—	$926,203,281

Other Financial Instruments
Collateral Invested for Securities on Loan	$137,740	$—	$—	$137,740

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 53

 Schwab Total Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $916,540,848) including securities on loan of $132,490		$926,203,281
Collateral invested for securities on loan		137,740
Receivables:
Investments sold		9,441,493
Interest		5,361,175
Fund shares sold		414,424
Income from securities on loan		232
Prepaid expenses	+	13,250

Total assets		941,571,595

Liabilities

Collateral held for securities on loan		137,740
Payables:
Investments bought		50,116,278
Investment adviser and administrator fees		332
Shareholder services fees		17,403
Fund shares redeemed		5,388,515
Distributions to shareholders		570,702
Accrued expenses	+	120,897

Total liabilities		56,351,867

Net Assets

Total assets		941,571,595
Total liabilities	−	56,351,867

Net assets		$885,219,728

Net Assets by Source
Capital received from investors		1,002,718,806
Net realized capital losses		(127,161,511)
Net unrealized capital gains		9,662,433

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$885,219,728		95,598,750		$9.26

54 See financial notes

 Schwab Total Bond Market Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$21,911,342*
Securities on loan	+	1,434

Total investment income		21,912,776

Expenses

Investment adviser and administrator fees		2,409,767
Shareholder service fees		2,262,003
Portfolio accounting fees		156,615
Custodian fees		52,149
Professional fees		48,473
Interest expense		41,738*
Transfer agent fees		32,865
Registration fees		27,878
Independent trustees’ fees		16,132
Shareholder reports		14,349
Other expenses	+	24,344

Total expenses		5,086,313
Expense reduction by CSIM and its affiliates	−	2,395,329
Custody credits	−	49

Net expenses	−	2,690,935

Net investment income		19,221,841

Realized and Unrealized Gains (Losses)

Net realized gains on investments		7,876,189
Net realized gains on TBA sale commitments	+	14,453

Net realized gains		7,890,642
Net unrealized losses on investments	+	(54,405,800)

Net realized and unrealized losses		(46,515,158)

Decrease in net assets resulting from operations		($27,293,317)

*	Includes $40,431 in interest income and $41,222 in interest expense related to Treasury Market Practices Group (TMPG) fail charges.

See financial notes 55

 Schwab Total Bond Market Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$19,221,841	$24,612,139
Net realized gains		7,890,642	18,051,534
Net unrealized gains (losses)	+	(54,405,800)	8,881,196

Increase (decrease) in net assets from operations		(27,293,317)	51,544,869

Distributions to shareholders

Distributions from net investment income		($21,602,937)	($25,965,428)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		26,692,367	$256,281,480	32,543,221	$311,724,907
Shares reinvested		1,553,785	14,890,038	1,862,618	17,924,854
Shares redeemed	+	(30,683,823)	(294,263,336)	(34,743,577)	(333,805,972)

Net transactions in fund shares		(2,437,671)	($23,091,818)	(337,738)	($4,156,211)

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		98,036,421	$957,207,800	98,374,159	$935,784,570
Total increase (decrease)	+	(2,437,671)	(71,988,072)	(337,738)	21,423,230

End of period		95,598,750	$885,219,728	98,036,421	$957,207,800

56 See financial notes

Schwab GNMA Fund™

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–	9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	10.61	10.63	10.40	10.06	9.67

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.19	0.23	0.29	0.39
Net realized and unrealized gains (losses)	(0.45)	0.21	0.37	0.40	0.41

Total from investment operations	(0.37)	0.40	0.60	0.69	0.80
Less distributions:
Distributions from net investment income	(0.29)	(0.28)	(0.31)	(0.35)	(0.41)
Distributions from net realized gains	(0.02)	(0.14)	(0.06)	—	—

Total distributions	(0.31)	(0.42)	(0.37)	(0.35)	(0.41)

Net asset value at end of period	9.93	10.61	10.63	10.40	10.06

Total return (%)	(3.55)	3.87	5.95	7.00	8.39

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.57 [2]	0.55	0.55	0.55	0.55
Gross operating expenses	0.62	0.60	0.61	0.63	0.68
Net investment income (loss)	1.34	1.76	2.24	2.66	3.56
Portfolio turnover rate[3]	401	567	641	264	614
Net assets, end of period ($ x 1,000,000)	363	638	506	578	279

1 Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 The ratio of net operating expenses would have been 0.55%, if interest expense related to Treasury Market Practices Group (“TMPG”) fail charges had not been incurred.
3 Includes to-be-announced (TBA) transactions (if any). See financial note 2.

See financial notes 57

 Schwab GNMA Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

111.5%		Mortgage-Backed Securities	407,151,306	405,174,911
2.2%		Other Investment Company	7,966,908	7,966,908
6.3%		Short-Term Investment	22,999,930	22,999,931

120.0%		Total Investments	438,118,144	436,141,750
(10	.1)%	TBA Sale Commitments	(36,737,188)	(36,717,821)
(9.9%)		Other Assets and Liabilities, Net		(36,019,504)

100.0%		Net Assets		363,404,425

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Mortgage-Backed Securities 111.5% of net assets

U.S. Government Agency Mortgages 111.5%
Fannie Mae
5.45%, 12/01/31 to 07/01/32 (b)	237,609	259,009
5.49%, 09/01/29 to 09/01/31 (b)	171,482	186,444
5.50%, 09/01/17 (b)	124,559	132,176
5.81%, 12/01/31 (b)	139,930	152,068
6.50%, 04/01/31 (b)	169,398	187,679
7.17%, 11/01/30 (b)	18,099	18,190
Fannie Mae REMICS
3.75%, 05/25/33 (b)	1,005,821	1,023,182
4.50%, 07/25/19 (b)	70,550	70,998
7.00%, 09/25/22 (b)	91,009	102,073
Freddie Mac REMICS
2.00%, 07/15/20 (b)	629,706	634,946
4.00%, 11/15/23 (b)	957,761	983,837
4.50%, 03/15/19 (b)	110,695	110,991
5.00%, 08/15/32 (b)	73,220	73,953
6.50%, 03/15/14 (b)	13,289	163
Ginnie Mae
1.63%, 06/20/27 to 04/20/37 (a)(b)	544,549	567,163
1.75%, 07/20/24 to 07/20/32 (a)(b)	133,917	139,100
2.00%, 07/20/28 (b)	198,387	192,890
2.25%, 08/20/33 (a)(b)	83,142	86,307
2.50%, 04/15/27 to 06/15/28 (b)	3,118,831	3,102,486
3.00%, 02/15/26 to 04/20/43 (b)	16,455,176	16,239,873
3.50%, 02/20/16 (a)(b)	24,181	25,082
3.50%, 01/15/26 to 07/20/43 (b)	60,285,477	61,113,636
4.00%, 12/15/24 to 06/20/43 (b)	49,162,595	51,517,048
4.25%, 09/20/41 (b)	369,329	385,249
4.38%, 05/15/29 to 04/15/32 (b)	434,512	456,632
4.50%, 12/15/17 to 09/20/41 (b)	52,178,235	55,889,108
4.63%, 07/20/40 to 12/20/40 (b)	7,702,889	8,243,935
4.75%, 06/15/28 (b)	122,630	132,402
4.95%, 09/15/33 (b)	31,913	34,188
5.00%, 11/15/17 to 07/20/42 (b)	60,871,854	66,364,799
5.13%, 03/15/31 (b)	206,555	224,678
5.25%, 04/15/31 to 11/15/31 (b)	449,751	489,044
5.30%, 10/20/31 (b)	148,752	161,905
5.40%, 08/20/32 (b)	278,733	303,738
5.45%, 05/15/29 to 02/15/33 (b)	5,775,632	6,274,309
5.49%, 10/20/28 to 01/15/33 (b)	4,244,296	4,594,724
5.50%, 04/15/17 to 10/15/37 (b)	18,379,218	20,384,693
5.60%, 06/20/33 to 08/20/33 (b)	433,432	477,105
5.65%, 04/20/32 (b)	107,405	118,098
5.75%, 01/20/33 (b)	83,872	92,238
5.87%, 10/20/32 (b)	195,423	219,818
6.00%, 10/15/13 to 11/15/39 (b)	8,363,479	9,237,593
6.10%, 11/20/31 (b)	77,515	85,919
6.28%, 05/20/26 (b)	272,044	299,222
6.50%, 07/15/16 to 07/15/34 (b)	2,204,728	2,488,310
7.00%, 11/15/13 to 04/15/39 (b)	2,560,383	2,931,346
7.50%, 08/15/26 to 11/15/37 (b)	152,524	176,749
7.91%, 07/15/21 (b)	25,430	25,582
8.00%, 04/15/22 to 04/15/36 (b)	29,740	31,942
8.50%, 05/15/28 to 12/15/29 (b)	9,785	10,848
Ginnie Mae REMICS
4.00%, 02/20/32 (b)	40,477	41,532
4.50%, 01/20/34 to 04/20/34 (b)	2,906,121	2,937,445
5.00%, 01/16/32 (b)	19,511	19,595
6.50%, 08/20/34 (a)(b)	10,265,278	11,766,062
Ginnie Mae TBA
2.50%, 10/01/43 (b)	2,000,000	1,826,250
3.00%, 09/01/43 to 10/01/43 (b)	48,500,000	47,016,246
3.50%, 10/01/43 (b)	15,000,000	15,110,001
4.00%, 10/01/43 (b)	2,500,000	2,595,312
4.50%, 09/01/43 (b)	6,400,000	6,809,000

Total Mortgage-Backed Securities
(Cost $407,151,306)		405,174,911

	Number	Value
Security	of Shares	($)

Other Investment Company 2.2% of net assets

Money Market Fund 2.2%
State Street Institutional U.S. Government Money Market Fund 0.00% (c)	7,966,908	7,966,908

Total Other Investment Company
(Cost $7,966,908)		7,966,908

58 See financial notes

 Schwab GNMA Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 6.3% of net assets

U.S. Government Agency Security 6.3%
Federal Home Loan Bank
0.01%, 09/12/13 (d)	23,000,000	22,999,931

Total Short-Term Investment
(Cost $22,999,930)		22,999,931

End of Investments.

At 08/31/13, the tax basis cost of the fund’s investments was $438,354,457 and the unrealized appreciation and depreciation were $4,753,685 and ($6,966,392), respectively, with a net unrealized depreciation of ($2,212,707).

	Face
Security	Amount	Value
Rate, Maturity Dates	($)	($)

TBA Sale Commitments 10.1% of net assets

U.S. Government Agency Mortgages 10.1%
Ginnie Mae TBA
5.00%, 09/01/43 (b)	26,000,000	28,019,069
5.50%, 09/01/43 (b)	8,000,000	8,698,752

Total TBA Sale Commitments
(Proceeds $36,737,188)		36,717,821

(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the purchase yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage-Backed Securities[1]	$—	$405,174,911	$—	$405,174,911
Other Investment Company[1]	7,966,908	—	—	7,966,908
Short-Term Investment[1]	—	22,999,931	—	22,999,931

Total	$7,966,908	$428,174,842	$—	$436,141,750

Liabilities Valuation Input

Other Financial Instruments
TBA Sale Commitments[1]	$—	($36,717,821)	$—	($36,717,821)

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 59

 Schwab GNMA Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $438,118,144)		$436,141,750
Receivables:
Investments sold		20,553,764
Interest		1,300,626
Fund shares sold		79,411
TBA sale commitment		36,737,188
Prepaid expenses	+	5,532

Total assets		494,818,271

Liabilities

TBA sale commitments, at value (proceeds $36,737,188)		36,717,821
Payables:
Investments bought		92,563,113
Investment adviser and administrator fees		6,583
Shareholder services fees		7,555
Fund shares redeemed		1,696,017
Distributions to shareholders		281,395
Interest for TBA sale commitments		87,000
Accrued expenses	+	54,362

Total liabilities		131,413,846

Net Assets

Total assets		494,818,271
Total liabilities	−	131,413,846

Net assets		$363,404,425

Net Assets by Source
Capital received from investors		372,960,218
Distributions in excess of net investment income		(5,169)
Net realized capital losses		(7,593,597)
Net unrealized capital losses		(1,957,027)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$363,404,425		36,604,200		$9.93

60 See financial notes

 Schwab GNMA Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$10,195,265*

Expenses

Investment adviser and administrator fees		1,558,441
Shareholder service fees		1,319,643
Portfolio accounting fees		99,235
Interest expense		90,310*
Custodian fees		59,418
Registration fees		46,021
Professional fees		44,116
Shareholder reports		34,278
Transfer agent fees		29,744
Independent trustees’ fees		13,257
Other expenses	+	14,009

Total expenses		3,308,472
Expense reduction by CSIM and its affiliates	−	278,755
Custody credits	−	1

Net expenses	−	3,029,716

Net investment income		7,165,549

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(583,266)
Net realized gains on TBA sale commitments	+	585,148

Net realized gains		1,882
Net unrealized losses on investments		(25,238,034)
Net unrealized gains on TBA sale commitments	+	22,181

Net unrealized losses	+	(25,215,853)

Net realized and unrealized losses		(25,213,971)

Decrease in net assets resulting from operations		($18,048,422)

*	Includes $85,692 in interest income and $89,386 in interest expense related to TMPG fail charges.

See financial notes 61

 Schwab GNMA Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$7,165,549	$10,452,014
Net realized gains		1,882	6,998,279
Net unrealized gains (losses)	+	(25,215,853)	5,501,745

Increase (decrease) in net assets from operations		(18,048,422)	22,952,038

Distributions to shareholders

Distributions from net investment income		(14,761,028)	(16,011,225)
Distributions from net realized gains	+	(1,438,925)	(8,190,929)

Total distributions		($16,199,953)	($24,202,154)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		12,942,027	$135,168,242	37,979,248	$402,341,232
Shares reinvested		1,048,311	10,856,663	1,613,748	17,056,433
Shares redeemed	+	(37,492,412)	(386,285,940)	(27,060,442)	(285,831,898)

Net transactions in fund shares		(23,502,074)	($240,261,035)	12,532,554	$133,565,767

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,106,274	$637,913,835	47,573,720	$505,598,184
Total increase (decrease)	+	(23,502,074)	(274,509,410)	12,532,554	132,315,651

End of period		36,604,200	$363,404,425	60,106,274	$637,913,835

Distributions in excess of net investment income			($5,169)		$—

62 See financial notes

Schwab® Treasury Inflation Protected Securities Index Fund

Financial Statements

Financial Highlights

	9/1/12–	9/1/11–	9/1/10–		9/1/09–	9/1/08–
	8/31/13	8/31/12	8/31/11		8/31/10	8/31/09[1]

Per-Share Data ($)

Net asset value at beginning of period	12.12	11.58	10.90		10.05	10.35

Income (loss) from investment operations:
Net investment income (loss)	0.19 [2]	0.23 [2]	0.46	[2]	0.23 [2]	0.03 [2]
Net realized and unrealized gains (losses)	(1.05)	0.66	0.62		0.77	(0.20)

Total from investment operations	(0.86)	0.89	1.08		1.00	(0.17)
Less distributions:
Distributions from net investment income	(0.18)	(0.33)	(0.40)		(0.15)	(0.02)
Distributions from net realized gains	(0.01)	(0.02)	—		—	(0.07)
Return of capital	—	—	—		—	(0.04)

Total distributions	(0.19)	(0.35)	(0.40)		(0.15)	(0.13)

Net asset value at end of period	11.07	12.12	11.58		10.90	10.05

Total return (%)	(7.19)	7.84	10.20		9.93	(1.54)

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29 [3,4]	0.29	0.45	[5]	0.50	0.50
Gross operating expenses	0.67	0.64	0.63		0.62	0.59
Net investment income (loss)	1.61	1.97	4.14		2.16	0.30
Portfolio turnover rate	31	32	37		67	78
Net assets, end of period ($ x 1,000,000)	294	398	235		204	278

1 Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Calculated based on the average shares outstanding during the period.
3 Effective April 1, 2013, the net operating expense limitation was lowered from 0.29% to 0.19%. The ratio presented for period ended 8/31/13 is a blended ratio. Please see financial note 4 for additional information.
4 The ratio of net operating expenses would have been 0.25%, if proxy expenses had not been incurred.
5 Effective June 16, 2011, the net operating expense limitation was lowered. The ratio presented for period ended 8/31/11 is a blended ratio.

See financial notes 63

 Schwab Treasury Inflation Protected Securities Index Fund

Portfolio Holdings as of August 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date. The maturity date shown for all the securities is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

99.5%	U.S. Government Securities	283,264,469	292,353,108
0.1%	Other Investment Company	156,544	156,544

99.6%	Total Investments	283,421,013	292,509,652
0.4%	Other Assets and Liabilities, Net		1,159,720

100.0%	Net Assets		293,669,372

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Government Securities 99.5% of net assets

U.S. Treasury Obligations 99.5%
U.S. Treasury Inflation Protected Securities
1.63%, 01/15/15	8,437,219	8,749,649
0.50%, 04/15/15	8,306,739	8,507,928
1.88%, 07/15/15	7,406,323	7,842,629
2.00%, 01/15/16	7,258,317	7,766,399
0.13%, 04/15/16	14,586,884	14,953,890
2.50%, 07/15/16	7,098,747	7,824,167
2.38%, 01/15/17	6,159,440	6,802,363
0.13%, 04/15/17	16,416,837	16,822,169
2.63%, 07/15/17	5,283,550	5,965,445
1.63%, 01/15/18	5,572,531	6,069,712
0.13%, 04/15/18	12,434,456	12,679,290
1.38%, 07/15/18	5,500,401	5,974,810
2.13%, 01/15/19	5,111,231	5,733,370
1.88%, 07/15/19	5,806,582	6,488,856
1.38%, 01/15/20	7,050,552	7,610,155
1.25%, 07/15/20	10,834,644	11,647,242
1.13%, 01/15/21	12,391,901	13,098,611
0.63%, 07/15/21	13,156,529	13,421,764
0.13%, 01/15/22	14,524,890	14,048,328
0.13%, 07/15/22	14,986,099	14,456,940
0.13%, 01/15/23	15,051,724	14,341,433
0.38%, 07/15/23	5,457,935	5,315,537
2.38%, 01/15/25	9,636,815	11,294,636
2.00%, 01/15/26	7,011,267	7,945,728
2.38%, 01/15/27	5,638,416	6,670,922
1.75%, 01/15/28	5,661,689	6,224,291
3.63%, 04/15/28	5,399,027	7,350,289
2.50%, 01/15/29	5,448,356	6,579,762
3.88%, 04/15/29	6,149,819	8,674,136
3.38%, 04/15/32	2,196,729	3,017,405
2.13%, 02/15/40	3,219,161	3,761,879
2.13%, 02/15/41	4,136,795	4,844,559
0.75%, 02/15/42	7,202,090	6,068,913
0.63%, 02/15/43	4,712,120	3,799,901

Total U.S. Government Securities
(Cost $283,264,469)		292,353,108

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund 0.00% (a)	156,544	156,544

Total Other Investment Company
(Cost $156,544)		156,544

End of Investments.

At 08/31/13, the tax basis cost of the fund’s investments was $285,209,110 and the unrealized appreciation and depreciation were $14,085,513 and ($6,784,971), respectively, with a net unrealized appreciation of $7,300,542.

(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

U.S. Government Securities[1]	$—	$292,353,108	$—	$292,353,108
Other Investment Company[1]	156,544	—	—	156,544

Total	$156,544	$292,353,108	$—	$292,509,652

[1]	As categorized in Portfolio Holdings.

64 See financial notes

 Schwab Treasury Inflation Protected Securities Index Fund

Portfolio Holdings continued

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2013.

See financial notes 65

 Schwab Treasury Inflation Protected Securities Index Fund

Statement of
Assets and Liabilities
As of August 31, 2013

Assets

Investments, at value (cost $283,421,013)		$292,509,652
Receivables:
Investments sold		6,966,773
Interest		570,724
Fund shares sold		89,582
Due from investment adviser	+	12,819

Total assets		300,149,550

Liabilities

Payables:
Investments bought		5,878,336
Shareholder services fees		5,911
Fund shares redeemed		408,208
Accrued expenses	+	187,723

Total liabilities		6,480,178

Net Assets

Total assets		300,149,550
Total liabilities	−	6,480,178

Net assets		$293,669,372

Net Assets by Source
Capital received from investors		284,558,489
Net investment income not yet distributed		2,507,483
Net realized capital losses		(2,485,239)
Net unrealized capital gains		9,088,639

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$293,669,372		26,537,838		$11.07

66 See financial notes

 Schwab Treasury Inflation Protected Securities Index Fund

Statement of
Operations
For the period September 1, 2012 through August 31, 2013

Investment Income

Interest		$7,410,094

Expenses

Investment adviser and administrator fees		1,167,240
Shareholder service fees		958,598
Proxy fees		154,615
Shareholder reports		117,999
Professional fees		77,951
Portfolio accounting fees		49,915
Registration fees		37,119
Transfer agent fees		25,922
Custodian fees		13,653
Independent trustees’ fees		11,803
Interest expense		13
Other expenses	+	9,274

Total expenses		2,624,102
Expense reduction by CSIM and its affiliates	−	1,488,937
Custody credits	−	1

Net expenses	−	1,135,164

Net investment income		6,274,930

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(586,689)
Net unrealized losses on investments	+	(32,787,081)

Net realized and unrealized losses		(33,373,770)

Decrease in net assets resulting from operations		($27,098,840)

See financial notes 67

 Schwab Treasury Inflation Protected Securities Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

9/1/12-8/31/13			9/1/11-8/31/12
Net investment income		$6,274,930	$6,257,661
Net realized losses		(586,689)	(41,276)
Net unrealized gains (losses)	+	(32,787,081)	17,330,073

Increase (decrease) in net assets from operations		(27,098,840)	23,546,458

Distributions to shareholders

Distributions from net investment income		(5,959,519)	(8,353,978)
Distributions from net realized gains	+	(503,187)	(445,270)

Total distributions		($6,462,706)	($8,799,248)

Transactions in Fund Shares

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,410,316	$125,392,498	20,175,304	$238,296,460
Shares reinvested		403,550	4,848,657	565,121	6,584,001
Shares redeemed	+	(17,114,076)	(201,106,114)	(8,179,178)	(96,360,900)

Net transactions in fund shares		(6,300,210)	($70,864,959)	12,561,247	$148,519,561

Shares Outstanding and Net Assets

		9/1/12-8/31/13		9/1/11-8/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,838,048	$398,095,877	20,276,801	$234,829,106
Total increase (decrease)	+	(6,300,210)	(104,426,505)	12,561,247	163,266,771

End of period		26,537,838	$293,669,372	32,838,048	$398,095,877

Net investment income not yet distributed			$2,507,483		$2,035,335

68 See financial notes

 Schwab Bond Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990)	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund	(formerly Schwab Treasury Inflation Protected Securities Fund)
Schwab Intermediate-Term Bond Fund	Schwab Tax-Free Bond Fund
(formerly Schwab Premier Income Fund)	Schwab California Tax-Free Bond Fund
Schwab Total Bond Market Fund	Schwab 1000 Index Fund
Schwab GNMA Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of August 31, 2013 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of an inflation-protected security, interest is paid based on a fixed percentage of the inflation-adjusted principal value. Any increase or decrease in the principal amount of an inflation-protected security will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBA Commitments: The funds may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The funds’ use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Delayed-Delivery Transactions: The funds may buy securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. The funds will assume the rights and risks of ownership at the time of purchase, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. The funds will earmark or segregate appropriate liquid assets to cover their delayed-delivery purchase obligations.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to have a value of at least 102% of the prior day’s market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities and is marked to market daily. The lending agent provides the fund with indemnification against borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. The cash collateral of securities loaned is invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in a fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the borrower, and is allocated between the fund and the lending agent.

The values of the securities on loan and the related cash collateral as of August 31, 2013 for the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved. Gains or losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund and the Schwab GNMA Fund declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder’s investment in the funds will fluctuate, which means that the shareholder could lose money.

Interest Rate Risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. Changes in interest rates also may affect the fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk. The funds’ investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.

High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk. The funds’ investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

 Schwab Bond Funds

Financial Notes (continued)

3. Risk Factors (continued):

Derivatives Risk. The funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the funds. However, these risks are less severe when the funds use derivatives for hedging rather than to enhance the funds’ returns or as a substitute for a position or security.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund’s portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Lack of Governmental Insurance or Guarantee. An investment in the funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
% of Average Daily Net Assets	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.30%	0.30%
Over $500 million	0.22%	0.22%	0.22%	0.22%	0.22%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with

 Schwab Bond Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab
Schwab	Schwab	Schwab		Treasury Inflation
Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
Market Fund	Bond Fund*	Market Fund	GNMA Fund	Index Fund**

0.29%	0.45%	0.29%	0.55%	0.19%

*	Prior to December 15, 2012, the expense limitation of the Schwab Intermediate-Term Bond Fund was 0.63%.
**	Prior to April 1, 2013, the expense limitation of the Schwab Treasury Inflation Protected Securities Index Fund was 0.29%.

Schwab Total Bond Market Fund has incurred legal expenses in prior periods relating to the lawsuit discussed in note 10, as well as another lawsuit that was dismissed by a California court in April of 2011. The legal fees related to these lawsuits were non-routine and would not have been subject to the expense limitation agreement; however, CSIM and its affiliates have voluntarily agreed to include these expenses under the expense limitation agreement. This voluntary agreement is to advance the fund certain litigation expenses in connection with certain legal matters (excluding amounts paid in connection with judgments and settlements) to the extent necessary to maintain the expense limitation. The expenses advanced by CSIM pursuant to the contractual agreement are subject to reimbursement by the fund to the extent the expenses are subsequently paid or reimbursed to the fund by its insurance carriers.

For the period ended August 31, 2013, the fund incurred no legal expenses related to these lawsuits. From the commencement of these lawsuits through August 31, 2013, the fund has incurred a total of $1,459,454 in legal expense of which $1,409,948 has been waived by CSIM subject to recoupment in accordance with the provisions noted above.

 Schwab Bond Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2013, as applicable:

							Schwab
	Schwab		Schwab		Schwab		Treasury Inflation
	Short-Term Bond		Intermediate-Term		Total Bond		Protected Securities
	Market Fund		Bond Fund		Market Fund		Index Fund

Schwab MarketTrack Growth Portfolio	—%		—%		10.4%		—%
Schwab MarketTrack Balanced Portfolio	—%		—%		17.8%		—%
Schwab MarketTrack Conservative Portfolio	—%		—%		12.0%		—%
Schwab MarketTrack Growth Portfolio II	—%		—%		0.5%		—%
Schwab Target 2010 Fund	2.0%		0.5%		1.4%		1.0%
Schwab Target 2015 Fund	2.4%		0.7%		1.7%		1.3%
Schwab Target 2020 Fund	6.2%		2.9%		5.0%		3.8%
Schwab Target 2025 Fund	2.2%		1.5%		1.9%		1.5%
Schwab Target 2030 Fund	3.5%		3.1%		3.2%		2.9%
Schwab Target 2035 Fund	0.7%		0.6%		0.6%		0.5%
Schwab Target 2040 Fund	1.5%		1.1%		1.0%		0.9%
Schwab Target 2045 Fund	0.0%	*	0.0%	*	0.0%	*	0.0% *
Schwab Target 2050 Fund	0.0%	*	0.0%	*	0.0%	*	0.0% *
Schwab Target 2055 Fund	0.0%	*	0.0%	*	0.0%	*	0.0% *
Schwab Monthly Income Fund — Moderate Payout	—%		2.6%		1.4%		—%
Schwab Monthly Income Fund — Enhanced Payout	—%		7.2%		3.9%		—%
Schwab Monthly Income Fund — Maximum Payout	—%		5.5%		3.0%		—%
Schwab Balanced Fund	—%		6.0%		4.6%		—%

*	Less than 0.1%.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. (excluding Schwab Total Bond Market Fund) and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

 Schwab Bond Funds

Financial Notes (continued)

6. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities Transactions*	Long-Term Securities	Long-Term Securities

Schwab Short-Term Bond Market Fund	$242,643,908	$95,861,530	$338,505,438
Schwab Intermediate-Term Bond Fund	972,075,320	183,635,511	1,155,710,831
Schwab Total Bond Market Fund	1,357,838,657	148,996,724	1,506,835,381
Schwab GNMA Fund	2,322,651,109	—	2,322,651,109
Schwab Treasury Inflation Protected Securities Index Fund	120,170,253	—	120,170,253

	Sales/Maturities of
	Long-Term U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities Transactions*	Other Long-Term Securities	Long-Term Securities

Schwab Short-Term Bond Market Fund	$249,473,980	$83,909,250	$333,383,230
Schwab Intermediate-Term Bond Fund	1,031,913,395	186,943,517	1,218,856,912
Schwab Total Bond Market Fund	1,438,144,431	139,123,200	1,577,267,631
Schwab GNMA Fund	2,576,692,038	—	2,576,692,038
Schwab Treasury Inflation Protected Securities Index Fund	194,252,945	—	194,252,945

*	Includes securities guaranteed by U.S. Government Agencies.

8. Redemption Fee:

Prior to December 15, 2012, the Schwab Intermediate-Term Bond Fund imposed a 2.00% short-term redemption fee on shares that were redeemed or exchanged by a shareholder within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(9/1/12-12/15/12 )	(9/1/11-8/31/12)

Schwab Intermediate-Term Bond Fund	$2,069	$5,255

 Schwab Bond Funds

Financial Notes (continued)

9. Federal Income Taxes:

As of August 31, 2013, the components of distributable earnings on a tax-basis were as follows:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

Undistributed ordinary income	$88,700	$—	$570,702	$276,225	$2,526,714
Undistributed long-term capital gains	—	36,247	—	—	—
Unrealized appreciation	2,441,257	4,778,935	22,876,585	4,753,685	14,085,513
Unrealized depreciation	(2,953,356)	(4,647,513)	(13,888,654)	(6,966,392)	(6,784,971)
Other unrealized appreciation/(depreciation)	—	9,216	—	19,367	—

Net unrealized appreciation/(depreciation)	($512,099)	$140,638	$8,987,931	($2,193,340)	$7,300,542

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
Expiration Date	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

August 31, 2015	$6,019,108	$—	$—	$—	$—
August 31, 2016	2,401,090	—	—	—	—
August 31, 2017	30,633,553	—	88,199,742	—	—
August 31, 2018	15,464,000	—	33,497,357	—	—
No expiration*	—	—	—	7,357,284	—

Total	$54,517,751	$—	$121,697,099	$7,357,284	$—

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2013, the funds had capital losses deferred and capital losses utilized as follows:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

Deferred capital losses	$—	$—	$4,789,910	$—	$716,373
Capital losses utilized	2,145,394	—	10,402,211	—	—

 Schwab Bond Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

Current Period Distributions
Ordinary income	$3,519,782	$11,850,349	$21,602,937	$16,199,953	$6,006,457
Long-term capital gains	—	2,474,301	—	—	456,249
Return of capital	—	—	—	—	—

Prior Period Distributions
Ordinary income	$3,792,808	$10,002,621	$25,965,428	$22,200,211	$8,353,978
Long-term capital gains	—	3,147,086	—	2,001,943	445,270
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2013, the funds made the following reclassifications:

					Schwab
	Schwab	Schwab	Schwab		Treasury Inflation
	Short-Term Bond	Intermediate-Term	Total Bond	Schwab	Protected Securities
	Market Fund	Bond Fund	Market Fund	GNMA Fund	Index Fund

Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	—	1,294,794	2,381,096	7,590,310	156,737
Net realized capital gains and losses	—	(1,294,794)	(2,381,096)	(7,590,310)	(156,737)

As of August 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2013, the funds did not incur any interest or penalties.

10. Legal Matters:

On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund. The lawsuit, which alleged violations of state law and federal securities law in connection with the fund’s investment policy, named the trust, the fund, CSIM and Schwab as defendants. Allegations include that the fund improperly deviated from its stated investment objectives by investing in collateralized mortgage obligations (CMOs) and investing more than 25% of fund assets in CMOs and mortgage-backed securities without obtaining a shareholder vote. Plaintiffs sought unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys’ fees. On August 8, 2011, the court dismissed Plaintiffs’ case with prejudice, and on September 7, 2011, Plaintiffs filed a notice of appeal with the Ninth Circuit Court of Appeals. Oral arguments were held on May 17, 2013, but no ruling has

 Schwab Bond Funds

Financial Notes (continued)

10. Legal Matters (continued):

been issued. At this time the defendants are unable to estimate whether they will incur a liability or the range of any liability in this matter and any liability incurred could exceed the limits of any potentially applicable insurance policies.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Short-Term Bond Market Fund
Schwab Intermediate-Term Bond Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Treasury Inflation Protected Securities Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund (formerly “Schwab Premier Income Fund”), Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund (formerly “Schwab Treasury Inflation Protected Securities Fund”) (five of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2013

Other Federal Tax Information (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2013:

Schwab Short-Term Bond Market Fund	$—
Schwab Intermediate-Term Bond Fund	2,474,301
Schwab Total Bond Market Fund	—
Schwab GNMA Fund	—
Schwab Treasury Inflation Protected Securities Index Fund	456,249

Special Shareholder Meeting Results (unaudited)

A Special Meeting of Shareholders of Schwab Treasury Inflation Protected Securities Fund (the “Fund”), a series of Schwab Investments, was held on March 22, 2013, for the purpose of seeking shareholder approval of the following proposals: to (1) approve the replacement of the fundamental investment objective for the Fund with a new non-fundamental investment objective, and (2) approve the amendment of the fundamental investment restriction with respect to concentrating investments in a particular industry or group of industries for the Fund. The number of votes necessary to conduct the Special Meeting and approve the proposals was obtained. The results of the votes of shareholders are listed below:

Proposal	For	Against	Abstain

To approve the replacement of the fundamental investment objective for the Fund with a new non-fundamental investment objective.	16,197,109.221	1,609,338.002	489,029.454
To approve the amendment of the fundamental investment restriction with respect to concentrating investments in a particular industry or group of industries for the Fund.	16,381,384.187	1,417,762.852	496,329.638

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Short-Term Bond Market Fund, Schwab Intermediate-Term Bond Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 23, 2013, and June 4, 2013, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 4, 2013. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

2.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

3.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

4.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of such Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered a commitment by CSIM and Schwab to reduce the specified expense caps of Schwab Treasury Inflation Protected Securities Index Fund and Schwab Intermediate-Term Bond Fund. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to such Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	76	Director, TOUSA (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Aviat Networks (2001 – present)
Director, Mission West Properties (1998 – 2012)
Director, Ditech Networks Corporation (1997 – 2012)
			Director, Genitope Corporation (2000 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	76	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present) Lead Independent Director, Board of Cooper Industries (2002 – 2012)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 199.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

Barclays GNMA Index An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index An index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

duration A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

weighted average duration A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”’

maturity The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

refunded bond A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2013 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13655-16
00103207

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of nine series. Seven series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2013: $317,611	2012: $317,611
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:

2013: $20,511	2012: $20,511
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2013: $22,671	2012: $22,671
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2013: $2,960	2012: $3,214

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2013: $46,142	2012: $46,396

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments
Schwab Bond Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013

Schwab Tax-Free Bond Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Schwab Bond Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013

Schwab Tax-Free Bond Funds

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	October 14, 2013

Schwab Bond Funds

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	October 14, 2013

Schwab Tax-Free Bond Funds

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date:	October 14, 2013